[PHOTO OMITTED]
                                FIRST FOCUS FUNDS
                                  ANNUAL REPORT
                                 MARCH 31, 2002


                                   FIRSTFOCUS
                                      FUNDS
                           VALUE. STABILITY. SERVICE.

----------------------------------------------------------------------------

                         TABLE OF CONTENTS

Shareholder Letter .....................................  1
Management Discussion and Analysis .....................  3
Statements of Net Assets ............................... 15
Statement of Assets & Liabilities ...................... 41
Statements of Operations ............................... 42
Statements of Changes in Net Assets .................... 44
Financial Highlights ................................... 48
Notes to Financial Statements .......................... 51
Members of the Board ................................... 63


                               NOTICE TO INVESTORS

                        Shares of First Focus Funds are:
--------------------------------------------------------------------------------
                                NOT FDIC INSURED
--------------------------------------------------------------------------------
                        MAY LOSE VALUE NO BANK GUARANTEE
--------------------------------------------------------------------------------

An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The First Focus Funds are distributed by an independent third party, SEI Investments Distribution Co.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)

MARCH 31, 2002

DEAR SHAREHOLDER

In our last annual report, dated March 2001, we concluded by stating "WE DO REMAIN OPTIMISTIC ABOUT THE LONG-TERM PROSPECTS FOR THE U.S. ECONOMY AND ITS FINANCIAL MARKETS. WE REMAIN EVER VIGILANT ABOUT THE EVENTS THAT HAVE DERAILED THIS INCREDIBLE BULL MARKET RUN, BUT ALSO LOOK FORWARD TO THE OPPORTUNITY THAT THE CURRENT ECONOMIC SLOWDOWN WILL EVENTUALLY CREATE". Conventional wisdom would have us believe that given the relatively modest downturn the U.S. economy experienced in the 2nd and 3rd quarters of 2001, coupled with a prolonged bear market gripping U.S. equities since March of 2000, we should be currently experiencing the initial stages of a new bull market. Conventional wisdom is very rarely what it purports itself to be.

Based on expectations and some supporting evidence of an economic recovery so far this year, the Russell 2000 Index (small company stocks) rewarded investors with a return of 4% during the 1st quarter of 2002. The S&P 500 Index, a broadly accepted measure of the overall U.S. equity market, returned .28% for the quarter. The EAFE Index, a widely used barometer measuring the performance of developed international markets in Europe, Asia and the Far East, returned .51% for the quarter. Typically, smaller company stocks will outperform large stocks in the early stages of an economic recovery.

The U.S. bond markets struggled a bit in the first quarter, due to investor concerns about rising oil prices and the prospects for a recovery in the U.S. economy. The Lehman Brothers U.S. Aggregate Bond Index returned .10% for the quarter, buoyed by the corporate bond sector, whose prices tend to improve as the prospects for an economic recovery start to unfold. The Lehman Brothers Long U.S. Government Index declined 3.59% for the quarter, reflecting fears of higher interest rates and inflation in the months ahead.

Market strategists and economists expected that lower interest rates and a business environment awash with liquidity would lift the economy out of its doldrums by the second half of 2002. This position was reinforced by better than expected economic statistics that began to materialize in February. While we believe the economy will begin to improve by the end of this year, we also believe the recovery will be less robust than many investors and pundits currently believe. An abrupt fall-off in corporate investment, not weak consumer spending, appears to have been the driving factor in the recent recession. A recovery based on improvement in corporate spending should be more gradual and muted than the release of pent-up consumer demand that drives most economic recoveries.

We would be remiss if we did not also address the rapid implosion of Enron at the end of 2001 and its ramifications for the markets. The markets have started to punish those companies who use "creative accounting" procedures and non-transparent disclosures in their reporting to the general public. Even two of the venerable market bellwethers of the last two decades, General Electric and IBM, are not immune from both criticism of their disclosure practices and a higher level of scrutiny. While increased attention to the quality of financial reporting is good long-term for investors, short-term it could result in further compression of PE ratios resulting in lower prices, given the perception of increased risk in owning equities by investors.

Although we have seen some modest improvement in equity valuations in general, we still have some concerns about their current levels. The S&P 500 Index is trading around 21 times projected earnings for the next 12 months. Based on

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)

a 10-year treasury rate of 5.2%, implied fair value for the S&P 500 should be about 19. By no means does this infer a market that is grossly overvalued as it was in the late 1990's. Conversely, by historical measures, it also does not infer a market that is inexpensive. Although the forward P/E ratio of the NASDAQ (Over the Counter) Market has improved, it still trades at 71 times expected earnings for the next 12 months, roughly twice its historic level.

One might conclude from these remarks that we are pessimistic about the long-term prospects for U.S. equities based on our analysis. Let us revisit our old friend, conventional wisdom.

Conventional wisdom led many to believe that in the latter part of the 1990's, it WAS DIFFERENT THIS TIME. Traditional valuation measures such as book value, P/E ratios, cash flow and debt levels just didn't matter any more. Investors expected 15-20% returns from their equity portfolios, as opposed the 70-year average of 10%. Young analysts who had never experienced a real bear market in their careers became multi-millionaires over night by promoting the next Cisco or AOL, regardless of the lack of underlying fundamentals to support the ridiculous valuations of these stocks.

Here we now sit at the end of March 2002. We are two years into a very painful global bear market. Many investors have lost most, if not all, of the easy gains made in the late 90's. People are becoming discouraged. The markets are being barraged with bad news on a daily basis; rising oil prices, rising interest rates, accounting and disclosure scandals and the escalation of tension and fighting in the oil-rich Middle East.

Conventional wisdom might encourage us to reduce exposure to equities in this environment. WISDOM encourages us to sell on the good news, and buy on the bad. We still have many issues to work through in the weeks and months to come. At some point, all of the bad news will be reflected in equity prices. The last opportunity we had to buy equities in this type of environment was at least 10 years ago, and arguably even as long as 20 years ago. As we wrote in our annual report one year ago, "WE REMAIN EVER VIGILANT ABOUT THE EVENTS THAT HAVE DERAILED THIS INCREDIBLE BULL MARKET RUN, BUT ALSO LOOK FORWARD TO THE OPPORTUNITY THAT THE CURRENTLY ECONOMIC SLOWDOWN WILL EVENTUALLY CREATE". We are twelve months closer to that opportunity.

We are also very excited to announce the opening an International Fund late second quarter of this year. We believe it is time for investors once again to revisit the benefits of owning international equities in their portfolios. Conventional wisdom tends to chase yesterday's winners, forcing these winners to trade at a premium, while yesterday's losers typically trade at a discount. With the U.S. technology stock boom of the late 90's, people forgot that in every ten-year cycle from 1969 through 1994, international stocks outperformed U.S. stocks. (Courtesy of Morgan Stanley Global Strategy, March 25, 2002) While the U.S. investor has been ignoring international markets to a great extent, many foreign companies have been learning to be competitive in the new global economy. It takes courage to invest in an asset class that has not performed well for almost a decade. We think this courage will be rewarded over the next 3-5 years.


                                  Steve Frantz
                            Chief Investment Officer
                                sfrantz@fnni.com

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


FIRST FOCUS SHORT/INTERMEDIATE BOND FUND

The First Focus Short/Intermediate Bond Fund invests at least 80% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between two and five years in the portfolio.

As of March 31, 2002, the portfolio's composition was 31% treasury securities, 26% government agency securities, 42% corporate securities and 1% cash equivalents. The overall weighted average credit quality of the portfolio was AA1, while the weighted average maturity was 4.5 years.

The bond market saw prices rally after the events of September 11th, as a flight to quality sent yields to near historical lows. The rally was concentrated in the high quality Treasury and agency sectors. The rally in higher quality bonds left most corporate issues behind and sent their yields considerably higher relative to their counterpart Treasuries. Corporate bond prices soon made up for lost ground though, as the Federal Reserve continued cutting short-term interest rates and predictions for economic recovery became more prevalent.

After 11 interest rate cuts, the FOMC took a breather in January when they announced that they would hold short-term rates at 1.75%. The pause by the Fed and a brighter economic outlook produced a wave of concern about accelerating growth and the possibility of inflation throughout the economy. Yields, concentrated mainly on the short side, started to rise with the expectation that the Fed would have to start quickly raising overnight lending rates.

Going forward, the economic outlook is rather cloudy. Conditions certainly appear to be improving in the manufacturing sector and the employment market appears to be leveling off. However, questions remain as to whether there has been a true pick-up in activity or if the economy is just rebuilding inventories after September 11th. In addition, turmoil in the Middle East and a recent surge in oil prices have added uncertainty to short-term economic growth.

SHORT/INTERMEDIATE BOND FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

CORPORATE BONDS                   41.9%
U.S. GOVERNMENT AGENCIES          25.5%
U.S. GOVERNMENTS                  31.2%
CASH EQUIVALENTS                   1.4%

TOTAL RETURN
AS OF MARCH 31, 2002

                           ANNUALIZED ANNUALIZED  ANNUALIZED
                      1 YEAR   5 YEAR    10 YEAR   INCEPTION
                      RETURN   RETURN    RETURN  TO DATE(1)*
-------------------------------------------------------------
First Focus
Short/Intermediate
Bond Fund(2)            1.26%    5.22%     5.23%      6.16%
-------------------------------------------------------------

*   ACTUAL, NOT SYNTHETIC
(1) COMMENCEMENT DATE IS 12/13/92
(2) PERFORMANCE DATA FROM COMMENCEMENT THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[LINE GRAPH OMITTED]

                    First Focus                        Lehman Mutual             Lehman
                    Short/Intermediate Bond Fund,      Fund 1-5 Year             Intermediate Government/
                    Synthetic Institutional            Government Index          Credit Index
Mar. 31, 1992      $10,000                             $10,000                    $10,000
March 1993          10,873                              11,051                     11,244
March 1994          11,106                              11,322                     11,526
March 1995          11,515                              11,801                     12,043
March 1996          12,410                              12,797                     13,194
March 1997          12,907                              13,443                     13,828
March 1998          13,986                              14,563                     15,166
March 1999          14,769                              15,493                     16,161
March 2000          14,874                              15,967                     16,495
March 2001          16,438                              17,692                     18,503
March 2002          16,646                              18,658                     19,457

RETURN ON A $10,000 INVESTMENT
THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS SHORT/INTERMEDIATE BOND FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX IS A MARKET VALUE WEIGHTED PERFORMANCE BENCHMARK FOR GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES WITH MATURITIES BETWEEN ONE AND TEN YEARS.

THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) U.S. GOVERNMENT INDEX IS AN INDEX MADE UP OF THE TREASURY BOND INDEX (ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES) AND THE AGENCY BOND INDEX (ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT). IT INCLUDES ONLY THOSE BONDS WITH MATURITIES OF UP TO FIVE YEARS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


FIRST FOCUS BOND FUND
The First Focus Bond Fund invests at least 80% of its total assets in investment grade fixed income securities.

As of March 31, 2002, the portfolio composition was approximately 52% government and agency securities, 47% corporate bonds and 1% cash. The overall weighted average credit quality of the portfolio ended the year at AA+. The weighted average maturity of the portfolio was approximately 8 years.

The bond market has seen considerable change in the past six months. In the first couple of months following the September 11th attacks investors were drawn to the safety of Treasuries, pushing Treasury yields to very low levels while causing corporate debt to drop in price. However, with the Federal reserve continuing to lower short term rates, investors soon saw value in corporate bonds and the promise of an economic recovery, reversing this trend.

Much uncertainty remains in the economic picture. The employment picture appears to be firming and the manufacturing sector seems to be picking up pace. Still, questions remain as to whether any increased activity is sustainable or even if it is real. Any strength in the economy is balanced by concerns with current unrest in the Mideast and the questions regarding the quality of financial information that has been prevalent since the Enron fiasco.

Going forward, we will continue our search for relative value for the portfolio while working within this uncertain environment.

BOND FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

CORPORATE BONDS                    46.9%
U.S. GOVERNMENTS                   36.3%
U.S. GOVERNMENT AGENCIES           15.9%
CASH EQUIVALENT                     0.9%

TOTAL RETURN
AS OF MARCH 31, 2002

                                 ANNUALIZED  ANNUALIZED   ANNUALIZED
                          1 YEAR     5 YEAR     10 YEAR    INCEPTION
                          RETURN     RETURN      RETURN  TO DATE(1)*
----------------------------------------------------------------------
First Focus Bond Fund(2)   1.85%     5.85%        6.23%        8.26%
----------------------------------------------------------------------

*   ACTUAL, NOT SYNTHETIC
(1) COMMENCEMENT DATE IS 12/13/92
(2) PERFORMANCE DATA FROM COMMENCEMENT THROUGH APRIL 19, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA FIXED INCOME FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


RETURN ON A $10,000 INVESTMENT

[LINE GRAPH OMITTED]

                FIRST FOCUS BOND FUND, SYNTHETIC INSTITUTIONAL            LEHMAN U.S. GOVERNMENT/CREDIT INDEX
MARCH 31, 1992                  $10,000                                             $10,000
MARCH 1993                       11,362                                              11,430
MARCH 1994                       11,690                                              11,748
MARCH 1995                       12,087                                              12,287
MARCH 1996                       13,359                                              13,629
MARCH 1997                       13,768                                              14,237
MARCH 1998                       15,485                                              16,000
MARCH 1999                       16,402                                              17,047
MARCH 2000                       16,256                                              17,333
MARCH 2001                       17,966                                              19,484
MARCH 2002                       18,298                                              20,288




THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS BOND FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN BROTHERS GOV'T./CREDIT INDEX INCLUDES ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES; ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT; AND ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE, INVESTMENT GRADE, DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT (INCLUDING DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, OR GOVERNMENTAL AGENCIES, OR INTERNATIONAL AGENCIES). THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.


FIRST FOCUS INCOME FUND
The First Focus Income Fund invests at least 65% of its total assets in investment grade fixed income securities. We expect to maintain a weighted average maturity between five and ten years in the portfolio.

As of March 31, 2002, the portfolio's composition was 16% treasury securities, 8% government agency securities, 36% corporate securities, 38% mortgage-backed securities and 2% cash equivalents. The overall weighted average credit quality of the portfolio was AA1, while the weighted average maturity was 8.0 years.

The bond market hit both highs and lows during the past six months. Not necessarily yield highs and lows, but rather highs and lows regarding sentiment towards the economy. After the events of September 11th, short-term bond yields for Treasury and agency securities fell dramatically as a flight to quality caused by uncertainty about war in the Middle East and the domestic economy's ability to recover caused panic buying in

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

the bond market. However, the Federal Reserve continued to add liquidity with rate cuts, and strong incentives from domestic auto makers helped encourage big ticket purchases. The result was strong support from consumers who continued their buying streak. Economic reports began to show a pick-up in manufacturing activity and bond traders quickly began to worry about fast growth, inflation and ultimately the need for the Federal Reserve to reverse course and begin raising the overnight rate before summer. This sentiment has cooled somewhat since the peak, but the trend has certainly been toward higher interest rates.

The Income Fund performed well versus its Lehman Aggregate benchmark and also did well against other bond fund categories. Diversification within the Income Fund was perhaps the key during this period as the Fund's ability to both move along the entire yield curve and to utilize the mortgage-backed sector aided investment returns.

INCOME FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2002

[PIE CHART OMITTED]
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS           38.2%
CORPORATE BONDS                                       36.4%
CASH EQUIVALENTS                                       1.8%
U.S. GOVERNMENTS                                      16.1%
U.S. GOVERNMENT AGENCIES                               7.5%

TOTAL RETURN
AS OF MARCH 31, 2002

                                ANNUALIZED ANNUALIZED ANNUALIZED
                        1 YEAR    5 YEAR     10 YEAR  INCEPTION
                       RETURN(1) RETURN(1)  RETURN(1)  TO DATE*
-----------------------------------------------------------------
First Focus Income
Fund, Institutional      4.65%     6.09%     6.03%     4.63%
First Focus Income
Fund, Class A            4.48%     5.81%     5.73%     1.01%+
First Focus Income Fund,
Class A, with load      -0.21%     4.83%     5.25%    -3.58%+
First Focus Income
Fund, Class B            4.13%     5.12%     5.00%     0.97%+
First Focus Income Fund,
Class B, with load      -0.76%     4.81%     5.00%    -3.90%+
-----------------------------------------------------------------

*   ACTUAL, NOT SYNTHETIC
+   CUMULATIVE, NOT ANNUALIZED
(1) FOR PERIODS PRIOR TO MARCH 9, 2001, WHEN THE FUND BEGAN OPERATING, THE PERFORMANCE QUOTED REFLECTS PERFORMANCE OF THE ADVISER'S SIMILARLY MANAGED COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT AND TAX RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


RETURN ON A $10,000 INVESTMENT
[LINE GRAPH OMITTED]

                            FIRST FOCUS INCOME       FIRST FOCUS INCOME       FIRST FOCUS INCOME       LEHMAN U.S.
                            FUND, SYNTHETIC          FUND, SYNTHETIC          FUND, SYNTHETIC          AGGREGATE
                            INSTITUTIONAL            RETAIL A                 RETAIL B                 BOND INDEX
MARCH 31, 1992             $10,000                    $9,550                   $10,000                   $10,000
MARCH 1993                  11,229                    10,694                    12,108                    11,329
MARCH 1994                  11,418                    10,838                    11,182                    11,596
MARCH 1995                  11,825                    11,193                    11,461                    12,176
MARCH 1996                  12,931                    12,201                    12,418                    13,489
MARCH 1997                  13,358                    12,575                    12,698                    14,151
MARCH 1998                  14,912                    14,004                    14,036                    15,849
MARCH 1999                  15,797                    14,780                    14,708                    16,876
MARCH 2000                  15,508                    14,473                    14,296                    17,194
MARCH 2001                  17,153                    15,959                    15,651                    19,348
MARCH 2002                  17,951                    16,674                    16,298                    20,381

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS INCOME FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN AGGREGATE BOND INDEX IS A MARKET VALUE-WEIGHTED INDEX THAT TRACKS THE DAILY PRICE, COUPON, PAYDOWNS AND TOTAL RETURN PERFORMANCE OF FIXED-RATE, PUBLICLY PLACED, DOLLAR DENOMINATED AND NONCONVERTIBLE, INVESTMENT-GRADE DEBT ISSUES WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND WITH AT LEAST ONE YEAR TO FINAL MATURITY. THE INDEX WAS INTRODUCED IN 1972 AND IT COMBINES THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

FIRST FOCUS NEBRASKA TAX-FREE FUND
STATE NOTES

The economic recovery is beginning to take hold, but just how firmly has yet to be determined. Although the nation's economic recovery is showing signs of resurgence, fiscal positions of the fifty States continue to deteriorate. According to a recent report by the National Association of State Budget Officers, 40 of the 50 states are currently facing a budget shortfall during the 2002 fiscal year. Nebraska is included in that list of forty states. The Governor and the Legislature are currently working on both spending cuts and possible tax increases to balance the 2002 and 2003 budgets. On the cutting table are plans to reduce most state agency budgets by 3% and state aid expenditures by about 1%. The Legislature is also considering raising cigarette taxes and increasing sales and income taxes to make up for the expected shortfalls. The most recent budget shortfall forecast from the Nebraska Economic Forecasting Advisory Board was revised to $133 million dollars from $176 million dollars budget.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


Recent economic conditions in Nebraska have mirrored both the national and regional trends. Non-farm job growth was up over the last twelve months ending February 2002, while manufacturing job growth decreased by 4.2%. The state's unemployment rate continues to be one of the lowest in the nation, as of February, the rate (not seasonally adjusted) stood at 3.8% versus the national rate (not seasonally adjusted) of 6.1%. Construction within the residential sector continued to show strength, due to lower mortgage rates and unseasonably warm weather. Commercial construction has exhibited weakness over the last couple of quarters. Retail sales were also weaker compared to last year sales figures. Cost of living standards as of the fourth quarter of 2001 continued to be recorded at lower levels than the national averages.

This recession was neither as severe nor as long as once anticipated, along with the State's prudent fiscal policy's PRIOR to the economic downturn and Nebraska's consistent growth experience, the outlook for the State looks very good.

PORTFOLIO NOTES

Over the course of the last six months, we experienced a major reversal in the direction of interest rates. Although the Federal Reserve continued to lower interest rates in the fourth quarter of 2001, early signs of an economic recovery during the first quarter of 2002 moved interest rates dramatically higher, especially in March. Although rates moved higher, the overall interest rate environment has been very conducive for various municipalities to either refund debt or issue new debt at lower interest rates. The increase in supply has been met with strong demand as investors sought to diversify their portfolios with tax exempt bonds.

As of the end of March 2002 the Fund held nearly 98% in Nebraska tax-free municipal bonds. None of the bonds in the portfolio are subject to the alternative minimum tax calculations. New issuance for various projects across the state have allowed the Fund to increase diversification, some of the new issues that were added to the Fund over the last six months were: City of Omaha (Riverfront Development Project), University of Nebraska Medical Center Research Project, Municipal Energy Agency of Nebraska, Lincoln Tax Support Project, City of Hastings Combined Utility Revenue Bonds, Omaha Stadium Facilities Corp. (Rosenblatt Improvements), Phelps County, NE Lease Revenue Bonds, and the Nebraska Utility Corp. (University of Nebraska-Lincoln 2001 Project).

The Fund will continue to buy very high quality Nebraska municipal bonds and keep an eye on opportunities to add value for the Fund shareholders. Our goal is to maximize current income that is exempt from both Federal and Nebraska taxes. We would expect interest rates to move in accordance with the Federal Reserve's monetary policy, so as the recovery progresses through this year, we may begin to see the Federal Reserve move short-term interest rates higher by the 3rd or 4th quarter of this year. The State should continue to exhibit steady growth for the foreseeable future and as the economy improves, so too should the State's fiscal position.



NEBRASKA TAX-FREE FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

MUNICIPAL BONDS        97.5%
CASH EQUIVALENT         2.5%

TOTAL RETURN
AS OF MARCH 31, 2002

                               ANNUALIZED ANNUALIZED ANNUALIZED
                       1 YEAR    5 YEAR    10 YEAR   INCEPTION
                      RETURN(1) RETURN(1) RETURN(1)  TO DATE*
----------------------------------------------------------------
First Focus
Nebraska Tax-Free
Fund, Institutional      2.79%     4.54%     4.70%     2.97%
First Focus
Nebraska Tax-Free
Fund, Class A            3.64%     4.55%     4.61%     0.57%+
First Focus Nebraska
Tax-Free Fund,
Class A, with load      -0.99%     3.58%     4.13%    -3.97%+
----------------------------------------------------------------
*   ACTUAL, NOT SYNTHETIC
(1) FOR PERIODS PRIOR TO MARCH 9, 2001, WHEN THE FUND BEGAN OPERATING, THE PERFORMANCE QUOTED REFLECTS PERFORMANCE OF THE ADVISER'S SIMILARLY MANAGED COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT AND TAX RESTRICTIONS WHICH MAY HAVE ADVERSELY AFFECTED PERFORMANCE.
 +  CUMULATIVE, NOT ANNUALIZED

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


[LINE GRAPH OMITTED]

                   FIRST FOCUS NEBRASKA       FIRST FOCUS NEBRASKA   LEHMAN
                   TAX-FREE FUND,             TAX-FREE FUND,         MUNICIPAL
                   SYNTHETIC INSTITUTIONAL    SYNTHETIC RETAIL A     BOND INDEX
MARCH 31, 1992    $10,000                      $9,550                 $10,000
MARCH 1993         10,859                      10,357                  11,252
MARCH 1994         10,974                      10,445                  11,513
MARCH 1995         11,561                      10,983                  12,368
MARCH 1996         12,255                      11,619                  13,405
MARCH 1997         12,684                      12,005                  14,138
MARCH 1998         13,539                      12,788                  15,654
MARCH 1999         13,644                      12,854                  16,624
MARCH 2000         14,085                      13,256                  16,611
MARCH 2001         15,403                      14,466                  18,427
MARCH 2002         15,833                      14,993                  19,131



RETURN ON A $10,000 INVESTMENT

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS NEBRASKA TAX-FREE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN MUNICIPAL BOND INDEX IS A BROAD-BASED TOTAL RETURN INDEX COMPRISED OF 8,000 INVESTMENT GRADE, FIXED RATE, TAX-EXEMPT SECURITIES, WITH A REMAINING MATURITY OF AT LEAST ONE YEAR, INCLUDING STATE AND LOCAL GENERAL OBLIGATION, REVENUE, INSURED AND PRE-REFUNDED BONDS. SECURITIES ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


FIRST FOCUS COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------
The Fund invests primarily in Colorado municipal securities, which generate income exempt from both Federal and Colorado state income taxes.

THE COLORADO ECONOMY
--------------------------------------------------------------------------------
The national economy slowed in 2001, and so did Colorado's, although to a lesser degree. The state unemployment rate rose sharply in 2001 to 4.9% in December, as nearly 30,000 jobs were cut in Colorado, primarily in the technology sector. As of February 28, 2002, that rate had increased to 5.9%. Single-family home building permits dropped sharply in the state in the second half of 2001, while the annual inflation rate reached 4.7% for the year, up from the 4% level for the year 2000.

However, in spite of the difficult economic environment, the Colorado municipal market had an extremely busy year, issuing some $4.5 billion in non-taxable debt, nearly twice that of the year 2000.

THE FIRST FOCUS COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------
The fund increased in size by nearly 50% over the past 12 months, and we are pleased to be able to offer our investors strong performance while maintaining a very high average credit rating. The fund's Institutional Class 12-month total return as of 3/31/02 was 2.2%. Performance was off a little in March, when bond prices fell as investors flocked briefly to the stock market in a flurry of anticipation of a strong economic recovery. However, we are already seeing some signs of recovery in the bond market in the month of April.

The fund has a weighted average credit rating of AAA, and the weighted average maturity is 7.8 years.

The yield curve for tax-exempt bonds mimicked the treasury curve in 2001. Short-term rates dropped sharply as the Federal Reserve continued to lower the overnight borrowing rate, while longer maturities held steady at prior-year levels. Municipal bonds provided a very attractive investment option over the twelve months, with tax-equivalent spreads to treasury bonds remaining at over 150 basis points in the 10-15 year maturities. We have, therefore, continued to concentrate on purchasing bonds in those maturity ranges. The extended duration, which resulted from this has protected the fund from the impact of the Federal Reserve's short-term rate decreases.

THE PORTFOLIO
--------------------------------------------------------------------------------
As of 3/31/02, 97% of the fund was invested in Colorado municipal bonds, with the remainder in tax-free cash equivalents and general market municipal securities. The two largest holdings in the portfolio are The Colorado Water Resources Authority bonds, which have a AAA stand-alone credit rating, and Larimer County, also with a AAA rating. As shown in the chart below, the two largest sectors held in the fund are school districts and water resource authority bonds.


COLORADO TAX-FREE FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

MUNICIPAL BONDS               98.6%
CASH EQUIVALENT                1.4%


[BAR CHART OMITTED]
SCHOOL DIST.                    29%
WATER & SEWER SYS.              24%
GENERAL OBLIG.                  15%
SALES TAX RES.                  11%
OPEN SPACE                       6%
UNIVERSITY RES.                  5%
UNTILITY RES.                    4%
HOSPITAL HEALTHCARE              3%


Our focus is to provide our investors with high quality, double-tax-exempt income as is consistent with preservation of capital. To attain this objective, we will continue to take advantage of the higher yields offered in the 10-15 year intermediate maturity range by purchasing bonds rated A or better.


TOTAL RETURN
AS OF MARCH 31, 2002

                                                  ANNUALIZED
                                         1 YEAR    INCEPTION
                                         RETURN   TO DATE(1)*
--------------------------------------------------------------
First Focus Colorado Tax-Free
Fund, Institutional                       2.22%      2.82%
First Focus Colorado Tax-Free
Fund, Class A                             1.45%     -1.23%+
First Focus Colorado Tax-Free
Fund, Class A, with load                 -3.07%     -5.66%+
--------------------------------------------------------------
*   ACTUAL, NOT SYNTHETIC
(1) COMMENCEMENT DATE IS 3/9/01
+   CUMULATIVE, NOT ANNUALIZED

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


RETURN ON A $10,000 INVESTMENT



[LINE GRAPH OMITTED]

                 First Focus Colorado     First Focus Colorado    Lehman 7-Year
                 Tax Free Fund,           Tax Free Fund,          Municipal Bond
                 Institutional            Synthetic Retail A      Index
March 31 2001      $10,000                   $9,550                   $10,000
March 2002          10,222                    9,688                    10,351



THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 3/31/01. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS COLORADO TAX-FREE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNC FUND ADVISERS, A DIVISION OF FNC TRUST GROUP, N.A.

THE LEHMAN BROTHERS 7 YEAR MUNICIPAL INDEX IS AN UNMANAGED INDEX OF MUNICIPAL BONDS ISSUED AFTER JANUARY 1, 1991 WITH A MINIMUM CREDIT RATING OF AT LEAST BAA, BEEN ISSUED AS PART OF A DEAL OF AT LEAST $50 MILLION, HAVE A MATURITY VALUE OF AT LEAST $5 MILLION AND A MATURITY RANGE OF 6-8 YEARS. AS OF JANUARY 1996 THE INDEX ALSO INCLUDES ZERO COUPON BONDS AND BONDS SUBJECT TO THE ALTERNATIVE MINIMUM TAX.


FIRST FOCUS BALANCED FUND
The First Focus Balanced Fund produced a 4.1% return for the past year compared to 0.24% for the Standard & Poors 500 Composite Index(R), and 4.39% for the Russell 1000 Value Index(R). The Lehman Brothers Government/Credit Bond Index(R) had a 4.64% return for the YEAR.

At March 31st, the portfolio was allocated 58% to stocks, 17% to corporate bonds and 6% to money markets. During the past six months, we have increased the allocation to stocks and decreased the allocation to bonds and money markets in anticipation of an economic recovery.

The bond segment of the portfolio was allocated 15% to U.S. Treasury Notes and 4% to U.S. Federal Agency Notes. We currently find intermediate to long maturity issues more attractive than short term notes, and in recent months have found medium investment grade corporate notes have become more attractive.

In the stock portfolio, companies including Adobe Systems and I2 Technologies hurt performance as they dropped sharply. Companies in the energy production or trading business like Calpine were hit hard in the wake of the Enron collapse. Consumer staple firms Constellation Brands, Pepsi Bottling Group and Dean Foods were strong performers and financial stocks including Allied Capital and Jefferson Pilot did well. Defense stocks L-3 Communications and Alliant TechSystems performed well as expectations for spending on defense related systems were increased. Nucor advanced smartly as the economy began to rebound from recession. We expect the economy to rebound from recession in the months ahead, eventually leading to a recovery in corporate profits. As earnings begin to advance again so too should the value of U.S. companies.


BALANCED FUND
PORTFOLIO COMPOSITION
AS OF MARCH 31, 2002

TOP TEN HOLDINGS*
AS OF MARCH 31, 2002                           % OF NET ASSETS
--------------------------------------------------------------------------------
[PIE CHART OMITTED]

COMMON STOCK                      57.7%
CORPORATE BONDS                   17.1%
U.S. GOVERNMENT AGENCIES           4.2%
U.S. GOVERNMENTS                  15.1%
CASH EQUIVALENTS                   5.9%


--------------------------------------------------------------------------------
 U.S. Treasury Note, 4.875%, 02/15/12                6.55%
--------------------------------------------------------------------------------
 U.S. Treasury Note, 6.000%, 08/15/09                2.13
--------------------------------------------------------------------------------
 Symantec Corp.                                      1.97
--------------------------------------------------------------------------------
 Dean Foods Co.                                      1.97
--------------------------------------------------------------------------------
 MGIC Investment Corp.                               1.87
--------------------------------------------------------------------------------
 Vodafone Group PLC, 7.750%, 02/15/10                1.83
--------------------------------------------------------------------------------
 Norsk Hydro, 6.700%, 01/15/18                       1.81
--------------------------------------------------------------------------------
 MBIA, Inc.                                          1.68
--------------------------------------------------------------------------------
 U.S. Treasury Bond, 7.125%, 02/15/23                1.54
--------------------------------------------------------------------------------
 Apache Corp.                                        1.54
--------------------------------------------------------------------------------
* EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.


TOTAL RETURN
AS OF MARCH 31, 2002

                                       ANNUALIZED ANNUALIZED
                               1 YEAR    5 YEAR   INCEPTION
                               RETURN    RETURN   TO DATE(1)
-------------------------------------------------------------
First Focus Balanced Fund       4.10%      4.48%     5.05%
-------------------------------------------------------------
(1) COMMENCEMENT DATE IS 8/6/96

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]

                 FIRST FOCUS      S&P 500           LEHMAN U.S.
                 BALANCED FUND    COMPOSITE INDEX   GOVERNMENT/CREDIT INDEX
AUG. 31, 1996   $10,000           $10,000            $10,000
MARCH 1997       10,738            11,750             10,398
MARCH 1998       13,135            17,386             11,687
MARCH 1999       12,650            20,600             12,451
MARCH 2000       11,878            24,296             12,660
MARCH 2001       12,840            19,029             14,231
MARCH 2002       13,366            19,074             14,892


RETURN ON A $10,000 INVESTMENT
THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 8/31/96. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS BALANCED FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE LEHMAN BROTHERS GOV'T./CREDIT INDEX INCLUDES ALL PUBLIC OBLIGATIONS OF THE U.S. TREASURY, EXCLUDING FOREIGN-TARGETED ISSUES; ALL PUBLICLY ISSUED DEBT OF U.S. GOVERNMENT AGENCIES AND QUASI-FEDERAL CORPORATIONS, AND CORPORATE DEBT GUARANTEED BY THE U.S. GOVERNMENT; AND ALL PUBLICLY ISSUED, FIXED RATE, NONCONVERTIBLE, INVESTMENT GRADE, DOLLAR-DENOMINATED, SEC-REGISTERED CORPORATE DEBT (INCLUDING DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, OR GOVERNMENTAL AGENCIES, OR INTERNATIONAL AGENCIES). THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P 500 COMPOSITE IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.


FIRST FOCUS CORE EQUITY FUND

In the year ended March 31, the First Focus Core Equity Fund Institutional Class returned 6.64% versus the gains of 0.24% generated by the Standard & Poor's 500 Index and 4.39% experienced by the Russell 1000 Value Index. This is the second year in a row that this Fund beat its indices. Coming off of the disastrous year of 2000 for most equities, we anticipated a slow market turnaround at best. The economic outlook worldwide was quite subdued and we could not grasp a catalyst for an improved market. We continue to see a very muted recovery during 2002, one in which the equity markets are likely to be positive but below double-digit returns. In response to the likely upturn, we have taken steps to participate in an economic revival.

THE PORTFOLIO

During the year ended March 31, we increased the number of companies held in the Fund from 49 to 50. We increased our weightings to the finance, consumer cyclicals and consumer staples sectors while reducing the telecommunication sector and leaving the remaining sectors relatively unchanged.

We initiated positions in FleetBoston Financial, Kimberly-Clark, Walt Disney, Transoceon Sedco Forex and Vishay Intertechnology, Zimmer Holdings. FleetBoston Financial operates an international bank system with heavy market share in the Northeastern United States. Management is experienced and has kept executed successful mergers while tightly managing bad debts. Kimberly-Clark is well known for its diapers and other paper-related consumer products, its good brand names and good value characteristics offer the potential for long lasting stable investment returns. Disney is a brand that everyone can recognize. Their foray into television has not yet reaped the intended rewards but clearly has great potential. Transocean Sedco Forex is a deep-water oil and gas drilling company. The mergers of large oil companies force discovery of ever-larger production fields and the only remaining areas for such fields to be located are in deep-water and in extreme climates such as the arctic. Vishay Intertechnology manufactures passive electronic components such as capacitors and resistors. They offer a broad product line, specialize in niche products, and have a broad client base. An economic recovery will clearly be an advantage for Vishay. Our last addition, Zimmer Holdings, was a spin out of Bristol-Myers Squibb of their orthopedic implant business. The aging population coupled with their active lifestyle will continue to expand demand for hip, knee and elbow implants.

We eliminated Colgate-Palmolive, Johnson & Johnson, Halliburton, Wisconsin Electric and WorldCom; the first two were sold due to unsustainable price appreciation and the latter three due to changes in our outlook for the companies.

At March 31, 2002, 93.1% of the portfolio was invested in equities with the balance in cash equivalents. The portfolio held positions in 50 different companies over all economic sectors. The weighted average dividend yield of the companies in the portfolio was 2.0% versus the Standard & Poor's 500 Index yield of 1.4%.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


CORE EQUITY FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

CAPITAL GOODS                  14.5%
COMMUNICATION SERVICES          5.5%
CONSUMER CYCLICALS             14.5%
CONSUMER STAPLES                8.9%
ENERGY                          9.7%
FINANCE                        18.6%
HEALTH CARE                     8.1%
TECHNOLOGY                      7.2%
TRANSPORTATION                  2.3%
UTILITIES                       6.3%
OTHER                           1.5%
BASIC INDUSTRIES                2.9%

* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP TEN HOLDINGS**
AS OF MARCH 31, 2002                        % OF NET ASSETS
-----------------------------------------------------------
 Newell Rubbermaid, Inc.                             4.20%
-----------------------------------------------------------
 NCR Corporation                                     3.62
-----------------------------------------------------------
 First Data Corporation                              3.30
-----------------------------------------------------------
 Mattel, Inc.                                        3.09
-----------------------------------------------------------
 PepsiCo, Inc.                                       3.05
-----------------------------------------------------------
 Becton, Dickinson and Company                       3.03
-----------------------------------------------------------
 Unocal Corporation                                  2.90
-----------------------------------------------------------
 The Interpublic Group Companies, Inc.               2.87
-----------------------------------------------------------
 Sonoco Products Company                             2.59
-----------------------------------------------------------
 Abbott Laboratories                                 2.58
-----------------------------------------------------------
** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2002

                               ANNUALIZED ANNUALIZED ANNUALIZED
                        1 YEAR   5 YEAR     10 YEAR  INCEPTION
                        RETURN   RETURN     RETURN   TO DATE(1)*
----------------------------------------------------------------
First Focus Core Equity
Fund, Institutional(2)   6.64%     4.20%     9.01%     8.87%

First Focus Core Equity
Fund, Class A            6.31%     3.80%     8.56%     5.95%+

First Focus Core Equity
Fund, Class A,
with load                0.51%     2.64%     7.95%     0.16%+

First Focus Core Equity
Fund, Class B            5.69%     3.06%     7.76%     5.67%+

First Focus Core Equity
Fund, Class B,
with load                0.69%     2.82%     7.76%     0.67%+
--------------------------------------------------------------

*   ACTUAL, NOT SYNTHETIC
(1) COMMENCEMENT DATE IS 12/13/92
(2) PERFORMANCE DATA FROM COMMENCEMENT THROUGH APRIL 9, 1995 RELATES TO A PREDECESSOR, FIRST OMAHA EQUITY FUND, THE ASSETS OF WHICH WERE ACQUIRED BY THE FUND ON THAT DATE.
+   CUMULATIVE, NOT ANNUALIZED.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

RETURN ON A $10,000 INVESTMENT
[LINE GRAPH OMITTED]

                   FIRST FOCUS CORE          FIRST FOCUS CORE       FIRST FOCUS CORE       S&P 500        RUSSELL 1000
                   EQUITY FUND,              EQUITY FUND,           EQUITY FUND,           COMPOSITE      VALUE
                   SYNTHETIC INSTITUTIONAL   SYNTHETIC CLASS A      SYNTHETIC CLASS B      INDEX          INDEX
MAR 31 1992       $10,000                    $ 9,450                 $10,000               $10,000        $10,000
MARCH 1993         11,258                     10,595                  11,122                11,521         12,343
MARCH 1994         11,618                     10,886                  11,346                11,687         12,856
MARCH 1995         13,714                     12,787                  13,232                13,503         14,298
MARCH 1996         16,756                     15,555                  15,966                17,833         19,088
MARCH 1997         19,279                     17,827                  18,166                21,368         22,537
MARCH 1998         24,865                     22,890                  23,158                31,618         33,168
MARCH 1999         22,605                     20,727                  20,812                37,465         34,840
MARCH 2000         20,602                     18,826                  18,744                44,186         37,047
MARCH 2001         22,213                     20,206                  19,983                34,606         37,147
MARCH 2002         23,688                     21,481                  21,120                34,689         38,777


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 12/31/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS CORE EQUITY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE RUSSELL 1000(R) VALUE INDEX IS AN INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

THE S&P 500 COMPOSITE IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


FIRST FOCUS GROWTH OPPORTUNITIES FUND
The economic downturn this year in the U.S. and around the world battered sales and earnings for companies in a wide range of industries. The major stock market indices did well to end the last twelve months near where they began. The First Focus Growth Opportunities Fund again bucked the trend in stock prices rising 8.6% for the past year, compared to 0.24% for the Standard & Poors 500 Index(R), and 9.92% for the Russell Mid Cap Index(R).

The economic downturn that began one year ago seems to have reached its low point during the final three months of the year. The tragic terrorist attack dealt a blow to the economy and the financial markets, but both showed incredible resilience in the months that followed.

Technology and telecommunications related stocks continued to decline in value in the past year, with many of these former highflying companies approaching the brink of insolvency. Industries with less cyclical characteristics like consumer staple and finance performed well through the year, and in recent months industrial cyclical company stocks began to perform better as investors began to anticipate an economic recovery. Companies producing goods for the defense industry performed especially well in the months since the terrorist attack on the U.S.

For the First Focus Growth Opportunities Fund technology companies including Adobe Systems and i2 Technologies hurt performance. Telecommunications related stocks Adtran, Inc. and Level 3 Communications also were down in value considerably. Companies in the energy production or trading business like Calpine and Shaw Group were hit hard in the wake of the Enron collapse. Consumer staple firms Constellation Brands, Pepsi Bottling Group and Dean Foods were strong performers and financial stocks including Allied Capital and Jefferson Pilot did well also. Defense stocks L-3 Communications and Alliant Techsystems performed well as expectations for spending on defense related systems were increased. Nucor advanced smartly as the economy began to bounce back from recession.

We expect the economy to rebound from recession in the months ahead, eventually leading to a recovery in corporate profits. As earnings begin to advance again so too should the value of U.S. companies.


GROWTH OPPORTUNITIES FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

BASIC INDUSTRIES               9.9%
CAPITAL GOODS                  9.9%
COMMUNICATION SERVICES         4.9%
CONSUMER CYCLICALS             8.5%
CONSUMER STAPLES              13.0%
ENERGY                         5.5%
FINANCE                       19.0%
HEALTH CARE                    4.7%
TECHNOLOGY                    15.6%
TRANSPORTATION                 4.1%
UTILITIES                      2.8%
OTHER                          2.1%


* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP TEN HOLDINGS**
AS OF MARCH 31, 2002                       % OF NET ASSETS
----------------------------------------------------------
 Constellation Brands, Inc., Cl A                    3.28%
----------------------------------------------------------
 MBIA, Inc.                                          2.85
----------------------------------------------------------
 Dean Foods Co.                                      2.82
----------------------------------------------------------
 MGIC Investment Corp.                               2.80
----------------------------------------------------------
 Symantec Corp.                                      2.72
----------------------------------------------------------
 EMCOR Group, Inc.                                   2.32
----------------------------------------------------------
 Starbucks Corp.                                     2.32
----------------------------------------------------------
 Blackrock, Inc./New York                            2.32
----------------------------------------------------------
 Allied Capital Corp.                                2.25
----------------------------------------------------------
 United Health Group, Inc.                           2.25
----------------------------------------------------------

** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

TOTAL RETURN
AS OF MARCH 31, 2002

                                        ANNUALIZED  ANNUALIZED
                                1 YEAR    5 YEAR    INCEPTION
                                RETURN    RETURN   TO DATE(1)*
--------------------------------------------------------------
First Focus Growth Opportunities
Fund, Institutional               8.58%     10.86%     5.47%

First Focus Growth Opportunities
Fund, Class A                     8.06%     10.54%     8.19%+

First Focus Growth Opportunities
Fund, Class A, with load          2.16%      9.29%     2.25%+

First Focus Growth Opportunities
Fund, Class B                     7.39%      9.74%     7.81%+

First Focus Growth Opportunities
Fund, Class B, with load          2.39%      9.46%     2.81%+
--------------------------------------------------------------

*   ACTUAL, NOT SYNTHETIC
(1) COMMENCEMENT DATE IS 4/1/98
+   CUMULATIVE, NOT ANNUALIZED.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------



RETURN ON A $10,000 INVESTMENT
[LINE GRAPH OMITTED]

                  FIRST FOCUS          FIRST FOCUS           FIRST FOCUS           S&P 500        S&P MIDCAP          RUSSELL
                  GROWTH OPPORTUNITIES GROWTH OPPORTUNITIES  GROWTH OPPORTUNITIES  COMPOSITE      400                 MIDCAP
                  FUND, SYNTHETIC      FUND, SYNTHETIC       FUND, SYNTHETIC       INDEX          INDEX               INDEX
                  INSTITUTIONAL        CLASS A               CLASS B
NOV. 30 1992      $10,000              $  9,450                $10,000            $10,000         $10,000              $10,000
MARCH 1993          9,979                 9,429                  9,961             10,565          10,677               10,827
MARCH 1994          9,430                 8,898                  9,336             10,717          11,323               11,390
MARCH 1995         10,914                10,295                 10,722             12,383          12,278               12,687
MARCH 1996         14,048                13,248                 13,692             16,354          15,772               16,380
MARCH 1997         15,623                14,724                 15,098             19,595          17,451               18,234
MARCH 1998         21,143                19,920                 20,273             28,995          26,001               26,281
MARCH 1999         20,238                19,040                 19,247             34,356          26,120               25,989
MARCH 2000         24,431                22,903                 22,964             40,520          36,070               33,986
MARCH 2001         24,094                22,491                 22,376             31,735          33,559               29,911
MARCH 2002         26,161                24,303                 24,030             31,811          39,898               32,879


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 11/30/92. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS GROWTH OPPORTUNITIES FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNC TRUST ADVISERS, A DIVISION OF FNC TRUST GROUP, N.A.

THE RUSSELL MIDCAP INDEX CONTAINS THE SMALLEST 800 COMPANIES IN THE RUSSELL 1000 INDEX, AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL MIDCAP INDEX ACCURATELY CAPTURES THE MEDIUM-SIZED UNIVERSE OF SECURITIES AND REPRESENTS APPROXIMATELY 34.9% OF THE RUSSELL 1000 TOTAL MARKET CAPITALIZATION. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P 500 COMPOSITE IS AN UNMANAGED INDEX OF 500 SELECTED COMMON STOCKS, MOST OF WHICH ARE LISTED ON THE NEW YORK STOCK EXCHANGE. THE INDEX IS HEAVILY WEIGHTED TOWARD STOCKS WITH LARGE MARKET CAPITALIZATIONS AND REPRESENTS APPROXIMATELY TWO-THIRDS OF THE TOTAL MARKET VALUE OF ALL DOMESTIC COMMON STOCKS. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P MIDCAP 400 INDEX CONSISTS OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS ALSO A MARKET-VALUE WEIGHTED INDEX AND WAS THE FIRST BENCHMARK OF MIDCAP STOCK PRICE MOVEMENT. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.


FIRST FOCUS SMALL COMPANY FUND
The Fund generated a return of 22.95% for the twelve month period ending March 31, compared with 23.74% for the Russell 2000 Value Index and 13.28% for the Russell 2000 Index. The past year marks the second consecutive year that small cap value stocks have significantly outperformed the rest of the equity markets. As evidence, the S&P 500 returned .24% and the Nasdaq Composite returned .28% for the same time period.

THE PORTFOLIO
In the past year, we have continued to search for companies with stronger qualitative characteristics and greater risk/return profiles. In doing so we have added 15 new stocks and eliminated 9. In addition, we had two companies that were acquired in the year ending March 31. Illuminet Holdings was acquired by Verisign Inc. in December and Dallas Semiconductor by Maxim Integrated Products in April. On March 31, 2002 the fund held 62 companies, diversified across the major sectors of the market.

Our portfolio profited from its increased exposure in the consumer discretionary sector of the market as the consumer kept spending even as the domestic economy continued to slow. Two of our top performers were specialty retailers J. Jill Group and Ann Taylor Stores. J. Jill is a casual to dressy women's apparel designer focusing on active women between the ages of 35 and 55. With an established catalogue business, J. Jill has shown that it is prepared to service the customer through three core channels: catalog, internet, and retail. We anticipate continued growth prospects for J. Jill for years to come. Ann Taylor markets an upscale clothing line with a focus on the working woman. Ann Taylor had some fashion issues in early 2000 leading to disappointing sales throughout the year. This gave us a great opportunity to buy a quality brand name with a loyal client base at a significant discount to its peer group.

Another new investment in the past year was Adolph Coors. Adolph Coors is the third largest brewer in the United States behind Budweiser and Miller Brewing. They produce such brands as Coors, Zima, and George Killian's. The company actually derives 75% of its sales from Coors Light, which is the fourth best selling beer in the United States. We feel Coors has numerous opportunities to increase market share and broaden its product line making for a quality long-term investment. We made our initial investment in Coors $52.90. The stock has appreciated 27% as investors continued to find comfort in defensive stocks earlier in the year.

In regards to the technology and capital goods sectors of the market we have taken positions in companies such as Stewert & Stevenson; a manufacturer and distributor of manufacturing equipment and government vehicles, Mykrolis; a provider of gas and liquid filtration products for the semiconductor manufacturing industry, and Kemet; one of the world's largest manufacturers of both tantalum and ceramic capacitors. We believe all three of these companies offer an attractive risk/return profile with an improving economic environment.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


As of March 31, 2002, the portfolio was 89% invested in equities and 11% in short-term money market investments. We have a long-term goal to maintain minimal cash levels in the mutual fund and we will continue to evaluate both the qualitative and quantitative attributes of various businesses and commit these funds to the equity markets as appropriate investments are discovered.

SMALL COMPANY FUND
PORTFOLIO COMPOSITION*
AS OF MARCH 31, 2002

[PIE CHART OMITTED]

BASIC INDUSTRIES          6.3%
CAPITAL GOODS            16.2%
CONSUMER CYCLICALS       11.2%
CONSUMER STAPLES         10.7%
ENERGY                    6.3%
FINANCE                  17.2%
HEALTH CARE              12.7%
TECHNOLOGY                9.3%
TRANSPORTATION            2.6%
UTILITIES                 7.5%

* SECTOR WEIGHTINGS REPRESENT THE PERCENTAGE OF THE FUND'S EQUITY INVESTMENTS IN CERTAIN GENERAL SECTORS. THESE SECTORS INCLUDE MORE THAN ONE INDUSTRY.

TOP TEN HOLDINGS**
AS OF MARCH 31, 2002                       % OF NET ASSETS
-----------------------------------------------------------
 Casey's General Stores, Inc.                        3.48%
-----------------------------------------------------------
 Adolph Coors, Cl B                                  3.14
-----------------------------------------------------------
 Everest Re Group Ltd.                               3.08
-----------------------------------------------------------
 Cullen/Frost Bankers, Inc.                          3.01
-----------------------------------------------------------
 Tecumseh Products Co., Cl A                         2.76
-----------------------------------------------------------
 KV Pharmaceutical Co. Cl A                          2.72
-----------------------------------------------------------
 Newfield Exploration Co.                            2.36
-----------------------------------------------------------
 Medicis Pharmaceutical, Cl A                        2.34
-----------------------------------------------------------
 Sensient Technologies Corp.                         2.18
-----------------------------------------------------------
 Avocent Corp.                                       2.13
-----------------------------------------------------------

** EXCLUDING CASH AND CASH EQUIVALENTS
PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.


TOTAL RETURN
AS OF MARCH 31, 2002

                                        ANNUALIZED ANNUALIZED
                                1 YEAR    5 YEAR    INCEPTION
                                RETURN    RETURN   TO DATE(1)*
--------------------------------------------------------------
First Focus Small Company
Fund, Institutional              22.95%     10.46%    10.28%
First Focus Small Company
Fund, Class A                    22.37%      9.53%    11.67%+
First Focus Small Company
Fund, Class A, with load         15.60%      8.29%     5.54%+
First Focus Small Company
Fund, Class B                    21.62%      8.74%    11.35%+
First Focus Small Company
Fund, Class B, with load         16.62%      8.45%     6.35%+
--------------------------------------------------------------

*   ACTUAL, NOT SYNTHETIC
(1) COMMENCEMENT DATE IS 6/10/96
+   CUMULATIVE, NOT ANNUALIZED


Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

RETURN ON A $10,000 INVESTMENT
[LINE GRAPH OMITTED]

                 FIRST FOCUS        FIRST FOCUS      FIRST FOCUS         S&P         S&P                             RUSSELL
                 SMALL COMPANY      SMALL COMPANY    SMALL COMPANY       SMALLCAP    600/BARRA         RUSSELL        2000
                 FUND,              FUND, SYNTHETIC  FUND, SYNTHETIC     600         VALUE             2000           VALUE
                 INSTITUTIONAL      CLASS A          CLASS B             INDEX       INDEX             INDEX          INDEX
JUN. 30 1996    $10,000             $ 9,450           $10,000            $10,000     $10,000           $10,000         $10,000
MARCH 1997       10,700              10,043            10,562             10,304      10,304            11,296          11,143
MARCH 1998       13,869              12,893            13,458             15,204      15,204            17,110          15,950
MARCH 1999       11,076              10,182            10,554             12,297      12,297            13,190          12,436
MARCH 2000       11,916              10,850            11,154             16,073      16,073            15,453          14,086
MARCH 2001       14,313              12,937            13,205             15,867      15,867            17,993          16,825
MARCH 2002       17,598              15,831            15,960             19,353      19,353            22,646          20,820

THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000 MADE ON 6/30/96. TOTAL RETURN IS BASED ON NET CHANGE IN N.A.V. ASSUMING REINVESTMENT OF DISTRIBUTIONS. RETURNS SHOWN ON THIS PAGE INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS. PERFORMANCE FIGURES REFLECT FEE WAIVERS IN EFFECT, REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND WILL FLUCTUATE. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FIRST FOCUS SMALL COMPNAY FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS FUND IS ADVISED BY FNB FUND ADVISERS, A DIVISION OF FIRST NATIONAL BANK.

THE RUSSELL 2000(R) INDEX IS AN INDEX THAT MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. AS OF THE LATEST RECONSTITUTION, THE AVERAGE MARKET CAPITALIZATION WAS APPROXIMATELY $530 MILLION; THE MEDIAN MARKET CAPITALIZATION WAS APPROXIMATELY $410 MILLION. THE LARGEST COMPANY IN THE INDEX HAD AN APPROXIMATE MARKET CAPITALIZATION OF $1.4 BILLION.

THE RUSSELL 2000(R) VALUE INDEX IS AN INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

THE S&P SMALLCAP 600 BARRA VALUE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P SMALLCAP 600 THAT HAVE LOW PRICE TO BOOK RATIOS. IT IS DESIGNED SO THAT APPROXIMATELY 50% OF THE S&P SMALLCAP 600 MARKET CAPITALIZATION IS IN THE BARRA VALUE INDEX. THE OTHER 50% IS IN THE BARRA GROWTH INDEX. THE BARRA VALUE & BARRA GROWTH INDICES ARE REBALANCED SEMI-ANNUALLY ON JANUARY 1 AND JULY 1. THE RETURNS FOR THIS INDEX DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

THE S&P SMALLCAP 600 INDEX CONSISTS OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY (BID-ASKED SPREAD, OWNERSHIP, SHARE TURNOVER AND NUMBER OF NO TRADE DAYS) AND INDUSTRY GROUP REPRESENTATION. IT TOO IS A MARKET-VALUE WEIGHTED INDEX. IT IS NOT POSSIBLE TO MAKE A DIRECT INVESTMENT IN AN INDEX.

                       This page intentionally left blank.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

U.S. GOVERNMENT MONEY MARKET FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
U.S. TREASURY OBLIGATION 0.0%
               U.S. TREASURY NOTE 0.0%
$    100,000   6.500%, 05/31/02               $     100,504
                                              -------------
Total U.S. Treasury Obligation
   (Cost $100,504)                                  100,504
                                              -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 73.4%
               FFCB 11.5%
               FFCB
     150,000   5.250%, 05/01/02                     150,175
  25,000,000   1.720%, 07/02/02 (A)              25,000,000
   5,000,000   1.830%, 08/01/02                   4,998,477
               FFCB, MTN
   1,000,000   6.100%, 10/01/02                   1,016,703
                                              -------------
                                                 31,165,355
                                              -------------
               FHLB 23.8%
               FHLB, Ser 121
     810,000   5.250%, 04/25/02                     810,742
               FHLB, Ser 152
     965,000   6.750%, 05/01/02                     967,635
               FHLB, Ser 177
   5,000,000   6.375%, 11/15/02                   5,131,339
               FHLB, Ser 234 (A)
  10,000,000   2.174%, 03/04/03                   9,998,165
               FHLB, Ser 2T02
     525,000   7.250%, 05/15/02                     527,295
               FHLB, Ser 4703
   5,000,000   2.250%, 02/14/03                   5,000,000
               FHLB, Ser 6M02
   2,840,000   5.975%, 12/11/02                   2,911,670
               FHLB, Ser AS02
   2,500,000   5.320%, 07/26/02                   2,527,260
               FHLB, Ser AT02
   1,000,000   2.560%, 10/17/02                   1,000,797
               FHLB, Ser AY03
   5,000,000   2.480%, 03/25/03                   5,000,000
               FHLB, Ser BF02
   5,000,000   2.375%, 10/29/02                   4,999,760
               FHLB, Ser BG03
   5,000,000   2.500%, 03/26/03                   5,000,000
               FHLB, Ser CZ02
   5,000,000   2.100%, 12/05/02                   5,000,000
               FHLB, Ser DE02
   5,000,000   2.160%, 12/05/02                   5,000,000


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               FHLB, Ser DM02
$  5,000,000   2.335%, 12/12/02               $   5,000,000
               FHLB, Ser F302
   1,065,000   6.045%, 11/05/02                   1,090,349
               FHLB, Ser LU02
   3,000,000   5.660%, 05/21/02                   3,008,134
               FHLB, Ser Q502
   1,300,000   4.500%, 04/04/02                   1,300,284
               FHLB, Ser SC02
     500,000   6.390%, 06/24/02                     505,243
                                              -------------
                                                 64,778,673
                                              -------------
               FHLMC 6.8%
   2,000,000   5.500%, 05/15/02                   2,007,086
   8,000,000   6.625%, 08/15/02                   8,137,101
   8,000,000   6.250%, 10/15/02                   8,177,265
                                              -------------
                                                 18,321,452
                                              -------------
               FNMA 30.2%
               FNMA
   1,450,000   6.625%, 04/15/02                   1,451,584
  15,000,000   2.154%, 07/24/02 (A)              15,010,323
   8,850,000   6.750%, 08/15/02                   9,005,730
  10,000,000   6.375%, 10/15/02                  10,222,583
   2,200,000   7.050%, 11/12/02                   2,265,671
  15,000,000   2.134%, 02/21/03 (A)              15,000,000
  25,000,000   1.778%, 02/26/03 (A)              24,992,866
               FNMA, MTN
     299,000   6.230%, 07/18/02                     301,082
   1,800,000   6.240%, 07/29/02                   1,825,690
   2,000,000   6.150%, 08/05/02                   2,029,185
                                              -------------
                                                 82,104,714
                                              -------------
               SLMA 1.1%
               SLMA, MTN (A)
   3,000,000   2.334%, 11/14/02                   3,007,220
                                              -------------
Total U.S. Government Agency Obligations
   (Cost $199,377,414)                          199,377,414
                                              -------------

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
March 31, 2002

U.S. GOVERNMENT MONEY MARKET FUND (CONCLUDED)

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
REPURCHASE AGREEMENTS 26.2%

               Morgan Stanley, 1.80%,
               dated 03/28/02, matures
               04/01/02, repurchase
               price $16,153,230
               (collateralized by FNMA
               discount note, 1.86%,
               6/26/02, total
$ 16,150,000   market value: $16,422,615)     $  16,150,000
               Smith Barney, 1.91%,
               dated 03/28/02, matures
               04/01/02, repurchase
               price $55,011,672
               (collateralized by FNMA
               and FHLMC obligations,
               6.40%-7.00%,
               05/14/09-01/24/17, total
               market
  55,000,000   value: $55,003,327)               55,000,000
                                              -------------

Total Repurchase Agreements
   (Cost $71,150,000)                            71,150,000
                                              -------------
Total Investments (Cost $270,627,918) 99.6%     270,627,918
                                              -------------
Other Assets and Liabilities, Net 0.4%            1,176,668
                                              -------------
NET ASSETS:
Paid in Capital of Institutional Class Shares
   (authorized 500,000,000 -- $0.00001 par
   value) based on 271,787,144 outstanding
   shares of beneficial interest                271,777,258
Paid in Capital of Class A Shares
   (authorized 500,000,000 -- $0.00001 par
   value) based on 1,628 outstanding shares
   of beneficial interest                             1,628
Paid in Capital of Class B Shares
   (authorized 500,000,000 -- $0.00001 par
   value) based on 1,108 outstanding
   shares of beneficial interest                      1,108
Undistributed net investment income                     829
Accumulated net realized gain on investments         23,763
                                              -------------
TOTAL NET ASSETS 100.0%                       $ 271,804,586
                                              =============



                                                     VALUE
-----------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $1.00
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A Shares                  $1.00
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B Shares                  $1.00
                                              =============

(A) Variable Rate Security -- the rate shown is the rate in effect on March 31, 2002.
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series
SLMA -- Student Loan Marketing Association
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS


SHORT/INTERMEDIATE BOND FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS 29.6%
               U.S. TREASURY NOTES 29.6%
$  1,500,000   7.500%, 02/15/05               $   1,632,585
   1,000,000   7.250%, 05/15/04                   1,070,110
   2,000,000   6.500%, 02/15/10                   2,141,400
   1,500,000   6.250%, 02/15/07                   1,584,480
   1,750,000   5.750%, 11/30/02                   1,788,815
   1,000,000   5.625%, 05/15/08                   1,024,410
   2,500,000   5.250%, 08/15/03                   2,570,800
   1,500,000   4.625%, 05/15/06                   1,494,199
     750,000   3.000%, 11/30/03                     744,434
                                              -------------
                                                 14,051,233
                                              -------------
Total U.S. Treasury Obligations
   (Cost $14,140,186)                            14,051,233
                                              -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 24.2%
               FHLB 4.7%
     750,000   5.450%, 01/12/09                     736,440
   1,000,000   4.625%, 08/13/04                   1,010,000
     500,000   4.030%, 04/29/05                     491,069
                                              -------------
                                                  2,237,509
                                              -------------
               FHLMC 12.9%
   1,500,000   6.875%, 01/15/05                   1,594,605
   2,000,000   5.250%, 01/15/06                   2,019,030
   1,000,000   5.000%, 05/15/04                   1,020,433
   1,500,000   4.500%, 08/15/04                   1,512,605
                                              -------------
                                                  6,146,673
                                              -------------
               FNMA 6.6%
   1,000,000   7.125%, 03/15/07                   1,077,950
   1,000,000   7.000%, 07/15/05                   1,069,563
   1,000,000   6.250%, 02/17/11                     998,690
                                              -------------
                                                  3,146,203
                                              -------------
Total U.S. Government Agency Obligations
   (Cost $11,552,398)                            11,530,385
                                              -------------

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
CORPORATE BONDS 39.8%
               COMMERCIAL BANKS 4.3%
               Keycorp
$    500,000   6.750%, 03/15/06               $     510,000
               PNC Funding Corp.
     750,000   7.500%, 11/01/09                     777,187
               Wells Fargo Co.
     750,000   6.375%, 08/01/11                     746,951
                                              -------------
                                                  2,034,138
                                              -------------
               COMPUTERS & SERVICES 2.9%
               Electronic Data Systems Corp.
     485,000   6.850%, 10/15/04                     508,037
               Oracle Corp.
     855,000   6.910%, 02/15/07                     891,338
                                              -------------
                                                  1,399,375
                                              -------------
               ELECTRICAL SERVICES 4.8%
     750,000   DTE Energy Corp.
               7.050%, 06/01/11                     756,942
               Northern States Power
     750,000   5.750%, 10/01/03                     771,562
               TXU Corp.
     750,000   6.250%, 10/01/04                     765,000
                                              -------------
                                                  2,293,504
                                              -------------
               FINANCIAL SERVICES 6.7%
               Block Financial Corp.
     750,000   8.500%, 04/15/07                     810,119
               General Electric Capital Corp.
     750,000   8.850%, 04/01/05                     837,187
               Salomon Smith Barney Holdings
     750,000   6.500%, 02/15/08                     762,188
               Verizon Global Funding Corp.
     750,000   6.750%, 12/01/05                     778,823
                                              -------------
                                                  3,188,317
                                              -------------
               FOOD, BEVERAGE & TOBACCO 3.3%
               Nabisco, Inc.
     750,000   7.050%, 07/15/07                     796,875
               Safeway, Inc.
     750,000   6.150%, 03/01/06                     762,460
                                              -------------
                                                  1,559,335
                                              -------------

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2002

SHORT/INTERMEDIATE BOND FUND (CONCLUDED)


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               INSURANCE 3.5%
               Allstate Corp.
$    750,000   7.200%, 12/01/09               $     785,625
               AMBAC Financial Group, Inc.
     750,000   9.375%, 08/01/11                     887,260
                                              -------------
                                                  1,672,885
                                              -------------
               MEDIA 1.6%
               Aol Time Warner, Inc.
     750,000   6.750%, 04/15/11                     741,916
                                              -------------
               MEDICAL PRODUCTS
               & SERVICES 6.4%
               Amgen, Inc.
     750,000   6.500%, 12/01/07                     756,562
               Cardinal Health, Inc.
     750,000   6.750%, 02/15/11                     768,750
               Guidant Corp.
     750,000   6.150%, 02/15/06                     751,604
               Wyeth
     700,000   7.900%, 02/15/05                     758,625
                                              -------------
                                                  3,035,541
                                              -------------
               PETROLEUM & FUEL
               PRODUCTS 1.6%
               Conoco, Inc.
     750,000   5.900%, 04/15/04                     771,563
                                              -------------
               RETAIL 3.2%
               Target Corp.
     750,000   5.400%, 10/01/08                     726,893
               Wal-Mart Stores
     750,000   6.500%, 06/01/03                     776,250
                                              -------------
                                                  1,503,143
                                              -------------
               TELEPHONES &
               TELECOMMUNICATIONS 1.5%
               BellSouth Corp.
     750,000   5.000%, 10/15/06                     735,352
                                              -------------
Total Corporate Bonds
   (Cost $19,062,778)                            18,935,069
                                              -------------



  NUMBER OF
   SHARES                                            VALUE
-----------------------------------------------------------
INVESTMENT COMPANIES 1.4%
               Federated Trust For
     271,474   U.S. Treasury Obligations      $     271,474
               Goldman Sachs Institutional
               Liquid Assets Treasury
     371,161   Obligations Portfolio                371,161
                                              -------------
Total Investment Companies
   (Cost $642,635)                                  642,635
                                              -------------
Total Investments (Cost $45,397,997) 95.0%       45,159,322
                                              -------------
Other Assets and Liabilities, Net 5.0%            2,360,397
                                              -------------
TOTAL NET ASSETS 100.0%                       $  47,519,719
                                              =============

FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


BOND FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS 36.2%
               U.S. TREASURY BONDS 5.7%
$  1,000,000   7.250%, 05/15/16               $   1,123,900
   1,000,000   7.125%, 02/15/23                   1,126,560
                                              -------------
                                                  2,250,460
                                              -------------
               U.S. TREASURY NOTES 30.5%
   2,000,000   6.125%, 08/15/07                   2,101,480
   1,000,000   6.000%, 08/15/09                   1,040,460
   1,750,000   5.750%, 08/15/03                   1,810,830
   2,000,000   5.750%, 11/15/05                   2,077,500
   3,000,000   5.250%, 05/15/04                   3,090,117
   2,000,000   5.000%, 08/15/11                   1,933,200
                                              -------------
                                                 12,053,587
                                              -------------
Total U.S. Treasury Obligations
   (Cost $14,703,946)                            14,304,047
                                              -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 15.9%
               FHLMC 7.9%
   1,650,000   5.500%, 09/15/11                   1,582,987
   1,550,000   4.875%, 03/15/07                   1,520,421
                                              -------------
                                                  3,103,408
                                              -------------
               FNMA 8.0%
   1,500,000   7.125%, 01/15/30                   1,603,875
   1,600,000   5.000%, 01/15/07                   1,577,469
                                              -------------
                                                  3,181,344
                                              -------------
Total U.S. Government Agency Obligations
   (Cost $6,336,494)                              6,284,752
                                              -------------
CORPORATE BONDS 46.8%
               BANKS 5.5%
               Bank One Corp.
     650,000   8.000%, 04/29/27                     708,500
               SouthTrust Bank NA
     750,000   6.125%, 01/09/28                     729,334
               Wells Fargo & Co.
     750,000   5.125%, 02/15/07                     733,106
                                              -------------
                                                  2,170,940
                                              -------------



  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               COMPUTERS, PRODUCTS & SERVICES 2.0%
               Dell Computer Corp.
$    800,000   6.550%, 04/15/08               $     802,000
                                              -------------
               ENTERTAINMENT & RECREATION 1.9%
               Walt Disney Company, Ser B
     750,000   6.750%, 03/30/06                     768,750
                                              -------------
               FINANCIAL SERVICES 11.4%
               Citigroup, Inc.
     750,000   7.250%, 10/01/10                     788,527
               First Data Corp.
     800,000   5.625%, 11/01/11                     762,644
               General Electric Capital Corp., MTN
     800,000   5.000%, 02/15/07                     779,466
               General Motors Acceptance Corp.
     750,000   6.125%, 02/01/07                     736,668
               Morgan Stanley Dean Witter & Co.
     750,000   6.100%, 04/15/06                     765,345
               Verizon Global Funding Corp.
     650,000   6.750%, 12/01/05                     674,979
                                              -------------
                                                  4,507,629
                                              -------------
               FOOD, BEVERAGE & TOBACCO 2.0%
               Nabisco, Inc.
     750,000   7.050%, 07/15/07                     796,875
                                              -------------
               GAS/NATURAL GAS 5.2%
               Consolidated Natural Gas Co.
   1,250,000   5.750%, 08/01/03                   1,266,419
               Laclede Group, Inc.
     800,000   6.500%, 11/15/10                     775,000
                                              -------------
                                                  2,041,419
                                              -------------
               INDUSTRIAL 1.9%
               Duke Capital Corp.
     700,000   7.500%, 10/01/09                     739,999
                                              -------------
               INSURANCE 2.0%
               Progessive Corp.
     800,000   6.375%, 01/15/12                     785,777
                                              -------------
               MEDICAL PRODUCTS & SERVICES 4.0%
               Bristol-Myers Squibb
     800,000   5.750%, 10/01/11                     770,070
               Wyeth
     750,000   7.900%, 02/15/05                     812,813
                                              -------------
                                                  1,582,883
                                              -------------

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

BOND FUND (CONCLUDED)

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               PETROLEUM & FUEL PRODUCTS 1.8%
               Phillips Petroleum Co.
$    700,000   6.375%, 03/30/09               $     708,714
                                              -------------
               RETAIL 3.9%
               Target Corp.
     750,000   7.000%, 07/15/31                     757,307
               Wal-Mart Stores, Inc.
     750,000   5.875%, 10/15/05                     771,563
                                              -------------
                                                  1,528,870
                                              -------------
               UTILITIES & ELECTRICAL SERVICES 5.2%
               Allete, Inc.
   1,000,000   7.800%, 02/15/08                   1,025,483
               Union Electric
   1,000,000   6.750%, 05/01/08                   1,008,750
                                              -------------
                                                  2,034,233
                                              -------------
Total Corporate Bonds
   (Cost $18,512,661)                            18,468,089
                                              -------------

  NUMBER OF
   SHARES
-------------
INVESTMENT COMPANIES 0.9%
               Federated Trust For
     162,966   U.S. Treasury Obligations            162,966
               Goldman Sachs Institutional
               Liquid Assets Treasury
     189,482   Obligations Portfolio                189,482
                                              -------------
Total Investment Companies
   (Cost $352,448)                                  352,448
                                              -------------
Total Investments (Cost $39,905,549) 99.8%       39,409,336
                                              -------------
Other Assets and Liabilities, Net 0.2%               79,407
                                              -------------

                                                     VALUE
-----------------------------------------------------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 4,078,453 outstanding
   shares of beneficial interest                $41,886,172
Distributions in excess of net investment          (116,303)
Accumulated net realized loss on investments     (1,784,913)
Net unrealized depreciation on investments         (496,213)
                                              -------------
TOTAL NET ASSETS 100.0%                         $39,488,743
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $9.68
                                              =============

FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------



INCOME FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
U.S. TREASURY OBLIGATIONS 16.0%
               U.S. TREASURY BONDS 16.0%
$  3,000,000   13.750%, 08/15/04              $   3,660,468
   3,000,000    8.125%, 08/15/21                  3,708,630
   1,000,000    7.625%, 02/15/25                  1,194,370
   1,500,000    7.250%, 05/15/16                  1,685,850
                                              -------------
                                                 10,249,318
                                              -------------
Total U.S. Treasury Obligations
   (Cost $10,653,887)                            10,249,318
                                              -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 7.4%
               FHLB 1.7%
               FHLB, Ser 4G05
   1,000,000   7.125%, 02/15/05                   1,069,350
                                              -------------
               FNMA 5.7%
   1,000,000   7.250%, 01/15/10                   1,086,860
   1,500,000   7.125%, 01/15/30                   1,603,875
   1,000,000   6.250%, 02/17/11                     998,690
                                              -------------
                                                  3,689,425
                                              -------------
Total U.S. Government Agency Obligations
   (Cost $4,849,791)                              4,758,775
                                              -------------
U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS 37.9%
               FHLMC 12.9%
   2,913,943   7.000%, 10/01/31                   2,972,091
   5,293,416   6.500%, 02/01/31                   5,280,537
                                              -------------
                                                  8,252,628
                                              -------------
               FNMA 18.7%
   1,938,075   7.000%, 05/01/29                   1,977,953
   2,336,983   7.000%, 06/01/31                   2,384,389
   2,946,026   7.000%, 09/01/31                   3,005,787
   4,520,029   6.500%, 12/01/14                   4,619,260
                                              -------------
                                                 11,987,389
                                              -------------
               GNMA 6.3%
   3,989,256   7.000%, 12/15/27                   4,079,073
                                              -------------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $24,272,276)                            24,319,090
                                              -------------

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
CORPORATE BONDS 36.2%
               COMMERCIAL BANKS 2.0%
               PNC Funding Corp.
$  1,250,000   7.500%, 11/01/09               $   1,295,312
                                              -------------
               COMPUTERS, PRODUCTS & SERVICES 2.0%
               Dell Computer Corp.
   1,250,000   6.550%, 04/15/08                   1,253,125
                                              -------------
               CONSUMER PRODUCTS 3.2%
               Whirlpool Corp.
   2,000,000   9.000%, 03/01/03                   2,065,462
                                              -------------
               COSMETICS & TOILETRIES 1.5%
               Scott Paper Co.
   1,000,000   7.000%, 08/15/23                     991,354
                                              -------------
               ELECTRICAL SERVICES 1.6%
               DTE Energy Corp.
   1,000,000   7.050%, 06/01/11                   1,009,256
                                              -------------
               FINANCIAL SERVICES 3.9%
               Block Financial Corp.
   1,250,000   8.500%, 04/15/07                   1,350,199
               General Electric Capital Corp.
   1,000,000   8.750%, 05/21/07                   1,128,766
                                              -------------
                                                  2,478,965
                                              -------------
               FOOD, BEVERAGE & TOBACCO 2.0%
               Nabisco, Inc.
   1,205,000   7.050%, 07/15/07                   1,280,312
                                              -------------
               GAS/NATURAL GAS 3.2%
               TXU Corp
   2,000,000   6.375%, 02/01/04                   2,054,904
                                              -------------
               INSURANCE 5.8%
               Allstate Corp.
   1,000,000   7.200%, 12/01/09                   1,047,500
               AMBAC Financial Group, Inc.
   1,250,000   9.375%, 08/01/11                   1,478,768
               General Reinsurance Corp.
   1,000,000   9.000%, 09/12/09                   1,157,903
                                              -------------
                                                  3,684,171
                                              -------------
               MEDICAL PRODUCTS & SERVICES 9.0%
               Cardinal Health, Inc.
   1,250,000   7.300%, 10/15/06                   1,311,382
               Guidant Corp.
   1,250,000   6.150%, 02/15/06                   1,252,673

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

INCOME FUND (CONCLUDED)

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Johnson & Johnson
$  1,000,000   8.720%, 11/01/24               $   1,113,750
               Mckesson Corp.
   1,000,000   7.750%, 02/01/12                   1,008,202
               Wyeth
   1,000,000   7.900%, 02/15/05                   1,083,750
                                              -------------
                                                  5,769,757
                                              -------------
               TELEPHONES &
               TELECOMMUNICATIONS 2.0%
               GTE North, Inc.
   1,250,000   6.900%, 11/01/08                   1,290,139
                                              -------------
Total Corporate Bonds
   (Cost $22,924,482)                            23,172,757
                                              -------------

  NUMBER OF
   SHARES
--------------
INVESTMENT COMPANIES 1.8%
               Federated Trust For
     596,216   U.S. Treasury Obligations            596,216
               Goldman Sachs Institutional
               Liquid Assets Treasury
     532,429   Obligations Portfolio                532,429
                                              -------------
Total Investment Companies
   (Cost $1,128,645)                              1,128,645
                                              -------------
Total Investments (Cost $63,829,081) 99.3%       63,628,585
                                              -------------
Other Assets and Liabilities, Net 0.7%              450,077
                                              -------------



                                                     VALUE
-----------------------------------------------------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 6,528,849 outstanding
   shares of beneficial interest                $65,108,042
Paid-in-Capital of Class A Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 113 outstanding
   shares of beneficial interest                      1,143
Paid-in-Capital of Class B Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 3,099 outstanding
   shares of beneficial interest                     31,551
Distributions in excess of net investment income   (567,280)
Accumulated net realized loss on investments       (294,298)
Net unrealized depreciation on investments         (200,496)
                                              -------------
TOTAL NET ASSETS 100.0%                         $64,078,662
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $9.81
                                              =============
Net Asset Value and Redemption
   Price Per Share -- Class A Shares                  $9.82
                                              =============
Maximum Offering Price Per Share --
   Class A Shares ($9.82 / 95.50%)*                  $10.28
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B Shares                  $9.82
                                              =============

* 4.50% represents the maximum sales charge imposed on purchases.
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
Ser -- Series
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------



NEBRASKA TAX-FREE FUND

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
MUNICIPAL BONDS 98.2%
               KANSAS 1.0%
               Douglas County, Sales Tax,
               Ser A, GO
$  1,000,000   5.500%, 02/01/12               $   1,052,500
                                              -------------
               MISSOURI 1.4%
               Missouri State, Health &
               Educational Facilities,
               Washington University,
               Ser A, RB
   1,500,000   5.000%, 06/15/21                   1,449,375
                                              -------------
               NEBRASKA 95.8%
               Dakota County, Nebraska School
               District No. 011, GO, FSA
   1,400,000   5.250%, 12/15/22                   1,387,750
               Dawson County, Nebraska School
               District No. 020, GO, MBIA
   2,000,000   5.350%, 12/15/26                   2,005,000
     400,000   4.850%, 12/15/13                     402,500
               Dodge County, Nebraska School
               District No. 001, GO, FSA
     880,000   5.600%, 12/15/17                     919,600
   1,715,000   5.450%, 12/15/15                   1,783,600
               Douglas County, Nebraska School
               District No. 001, GO
   1,500,000   5.000%, 06/15/09                   1,561,875
   1,960,000   5.000%, 06/15/10                   2,035,950
   1,000,000   5.000%, 06/15/11                   1,036,250
               Douglas County, Nebraska School
               District No. 001, Ser B, GO
     440,000   4.900%, 12/15/17                     431,200
               Douglas County, Zoo Facility,
               Henry Doorly Zoo, RB
   1,000,000   5.875%, 09/01/14                   1,048,750
               Hastings, Electric Systems, RB
     875,000   5.000%, 01/01/07                     904,531
               Hastings, Electric Systems, RB, FSA
     500,000   5.000%, 01/01/16                     498,125
   4,000,000   5.000%, 01/01/19                   3,900,000
     155,000   3.750%, 01/01/05                     156,162
               Lancaster County, Hospital
               Authority, Bryanlgh Medical Center
               Project, Ser A, RB, AMBAC
   1,000,000   5.250%, 06/01/31                     958,750
   1,500,000   5.125%, 06/01/26                   1,426,875
     855,000   5.000%, 06/01/19                     833,625


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Lancaster County, School
               District No. 001, Lincoln
               Public Schools, GO
$  2,480,000   5.250%, 07/15/17               $   2,523,400
   2,000,000   5.250%, 07/15/18                   2,022,500
               Lincoln County, Nebraska School
               District No. 001, GO, FSA
     250,000   4.850%, 12/15/12                     251,250
               Lincoln, Electric System, Power
               Supply Facility, RB
   3,000,000   5.000%, 09/01/18                   2,955,000
   1,580,000   4.000%, 09/02/10                   1,514,825
               Lincoln, Electric System, Power
               Supply Facility, Ser A, RB
   1,040,000   5.300%, 09/01/09                   1,081,600
   2,000,000   4.600%, 09/01/11                   2,005,000
     160,000   Lincoln, North Haymarket
               Redevelopment Project, TA
               3.750%, 11/15/04                     161,200
     115,000   3.650%, 11/15/03                     116,294
     330,000   3.550%, 11/15/02                     333,115
               Lincoln, Parking Facility,
               Ser A, RB
   4,040,000   5.375%, 08/15/14                   4,171,300
               Lincoln, Tax-supported
               Antelope Project, RB
     855,000   5.000%, 09/15/15                     860,344
     815,000   4.500%, 09/15/14                     790,550
               Nebraska State, Educational
               Finance Authority, Creighton
               University Project, RB, AMBAC
     920,000   5.950%, 01/01/11                     977,500
               Nebraska State, Educational
               Finance Authority, Creighton
               University Project,
               Ser A, RB, AMBAC
   2,660,000   5.000%, 09/01/09                   2,769,725
               Nebraska State, Municipal Energy
               Agency, Ser A, RB, AMBAC
   1,000,000   5.250%, 04/01/16                   1,016,250
     500,000   5.000%, 04/01/14                     506,250
     500,000   5.000%, 04/01/15                     502,500
               Nebraska State, Public Power
               District, Electric System, Ser A,
               RB, MBIA, Pre-Refunded @ 101 (A)
   1,000,000   5.250%, 01/01/28                   1,062,885

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

NEBRASKA TAX-FREE FUND (CONCLUDED)


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Nebraska State, Public Power
               District, Power Supply System,
               RB, MBIA, Pre-Refunded @ 102 (A)
$  1,200,000   6.125%, 01/01/15               $   1,258,980
               Nebraska State, Public Power
               District, Power Supply System,
               Ser A, RB, MBIA
   1,400,000   5.250%, 01/01/07                   1,468,250
               Nebraska State, Public Power
               District, Power Supply System,
               Ser A, RB, MBIA,
               Pre-Refunded @ 101 (A)
   2,000,000   5.250%, 01/01/22                   2,115,000
               Nebraska State, Public Power
               District, Power Supply System,
               Ser B, RB, MBIA
   3,425,000   5.250%, 01/01/10                   3,583,406
               Nebraska State, Public Power
               District, Ser A, RB, MBIA (B)
   1,030,000   3.000%, 01/01/03                   1,036,262
     500,000   3.000%, 01/01/04                     499,375
               Nebraska State, Utility Corporation,
               Lincoln Project, RB
   1,000,000   5.250%, 01/01/23                     978,750
               O'Neill, Hospital Authority,
               St. Anthony's Hospital Project, RB
   2,915,000   6.250%, 09/01/12                   2,980,587
               Omaha, Douglas Nebraska Public
               Building, GO
   1,500,000   5.100%, 05/01/20                   1,471,875
               Omaha, Downtown Northeast
               Redevelopment Project,
               Special Tax, RB
   2,000,000   6.250%, 11/01/19                   2,057,500
   2,285,000   Omaha, GO
               5.000%, 12/01/10                   2,387,825
   1,440,000   5.000%, 12/01/11                   1,495,800
     705,000   5.000%, 12/01/12                     727,912
   1,300,000   4.850%, 12/01/14                   1,313,000
               Omaha, Housing Authority,
               Timbercreek Apartments, RB
   1,255,000   5.150%, 11/20/22                   1,187,544
               Omaha, Public Power District,
               Electric System, Ser B, RB, ETM
   2,000,000   5.900%, 02/01/06                   2,157,500
   2,000,000   5.700%, 02/01/04                   2,097,500


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Omaha, Public Power District,
               Electric System, Ser D, RB
$  1,540,000   5.250%, 02/01/13               $   1,596,287
   2,210,000   4.800%, 02/01/05                   2,290,113
   2,000,000   Omaha, School District, GO
               4.550%, 12/15/12                   2,000,000
               Omaha, Special Obligation,
               Riverfront Redevelopment
               Project, Ser A, RB
   1,000,000   5.125%, 02/01/32                     962,500
     580,000   4.500%, 02/01/11                     577,825
     570,000   4.375%, 02/01/10                     567,863
     250,000   4.250%, 02/01/09                     248,750
               Omaha, Stadium Facilities
               Corporation, Rosenblatt
               Stadium Project, RB
   1,635,000   5.250%, 11/01/16                   1,643,175
               Phelps County, Leasing
               Corporation, County Correctional
               Facility Project, RB
   1,630,000   5.450%, 09/15/22                   1,572,950
     355,000   Sidney, Combined Utility, RB,
               AMBAC, Pre-Refunded @ 100 (A)
               6.100%, 11/01/07                     363,396
     320,000   6.000%, 11/01/05                     327,386
     340,000   6.000%, 11/01/06                     347,847
               University of Nebraska, Deferred
               Maintenance Project, RB
   2,000,000   5.250%, 07/15/07                   2,115,000
   1,940,000   5.250%, 07/15/09                   2,037,000
   1,000,000   5.250%, 07/15/10                   1,043,750
               University of Nebraska, Medical
               Center Project, RB,
               Pre-Refunded @ 101 (A)
   3,000,000   5.250%, 07/01/05                   3,168,750
               University Of Nebraska, Medical
               Center Research Project, RB
   1,000,000   5.000%, 02/15/12                   1,020,000
   1,000,000   4.750%, 02/15/10                   1,015,000
   1,000,000   4.500%, 02/15/09                   1,003,750
                                              -------------
                                                 99,630,439
                                              -------------
Total Municipal Bonds
   (Cost $101,761,488)                          102,132,314
                                              -------------

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------



  NUMBER OF
   SHARES                                            VALUE
-----------------------------------------------------------
INVESTMENT COMPANIES 2.6%
   1,210,215   Federated Tax-Free Trust       $   1,210,215
               Goldman Sachs Institutional
               Liquid Assets, Tax-Exempt
   1,448,020   Diversified Portfolio              1,448,020
                                              -------------
Total Investment Companies
   (Cost $2,658,235)                              2,658,235
                                              -------------
Total Investments (Cost $104,419,723) 100.8%    104,790,549
                                              -------------
Other Assets and Liabilities, Net (0.8%)           (803,694)
                                              -------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 10,209,622 outstanding
   shares of beneficial interest                 99,445,043
Paid-in-Capital of Class A Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 395,310 outstanding
   shares of beneficial interest                  3,918,218
Undistributed net investment income                     748
Accumulated net realized gain on investments        252,020
Net unrealized appreciation on investments          370,826
                                              -------------
TOTAL NET ASSETS 100.0%                       $ 103,986,855
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $9.81
                                              =============
Net Asset Value and Redemption
   Price Per Share -- Class A Shares                  $9.81
                                              =============
Maximum Offering Price Per Share --
   Class A Shares ($9.81 / 95.50%)*                  $10.27
                                              =============
--------------------------------------------------------------------
* 4.50% represents the maximum sales charge imposed on purchases.
(A) Pre-Refunded Security -- the maturity date shown is the pre-refunded date.
(B) The cost of the securities purchased on a when issued basis is $1,542,068. AMBAC -- American Municipal Bond Assurance Corporation
ETM -- Escrowed to Maturity
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RB -- Revenue Bond
Ser -- Series
TA -- Tax Allocation
See notes to financial statements.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------




STATEMENT OF NET ASSETS
March 31, 2002

COLORADO TAX-FREE FUND


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
MUNICIPAL BONDS 96.9%
               COLORADO 95.4%
               Adams County, School
               District #1, GO
$     50,000   4.850%, 12/01/05                $     51,125
               Adams County, School
               District #50, GO
     100,000   4.850%, 12/01/06                     104,625
               Arrowhead Metropolitan District,
               GO, MBIA
     250,000   4.650%, 12/01/14                     247,187
               Aspen, Ser A, Ref GO
      50,000   5.500%, 12/01/08                      52,687
               Aurora, GO
      75,000   4.650%, 12/01/11                      75,562
               Berthoud, Fire Protection District,
               GO, AMBAC
     120,000   4.600%, 12/01/13                     119,250
               Berthoud, Water Authority,
               RB, FSA
     110,000   4.850%, 10/15/07                     115,087
               Boulder County, Open Space
               Capital Improvement, RB
     155,000   4.250%, 07/15/10                     152,869
               Boulder County, University
               Corp for Atmospheric,
               Ref RB, MBIA
     600,000   4.200%, 09/01/13                     568,500
               Boulder Valley, School District RE2,
               GO, FGIC
     250,000   4.750%, 12/01/09                     256,250
               Boulder, Larimer & Weld Counties,
               St. Vrain Valley School District
               RE 1J, Ser A, GO, MBIA
     100,000   5.800%, 12/15/07                     103,240
      50,000   5.700%, 12/15/06                      51,585
               Boulder, Larimer & Weld Counties,
               St. Vrain Valley School District
               RE 1J, GO, FGIC
     300,000   4.875%, 12/15/11                     306,750
               Boulder, Open Space Acquisition
               Authority, Ref GO
     300,000   4.350%, 08/15/08                     302,625
               Boulder, Storm Water & Flood,
               Refunding & Improvement
               Authority, RB
     100,000   4.750%, 12/01/06                     104,125

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Boulder, Water & Sewer
               Authority, RB
$    500,000   4.000%, 12/01/11                $    472,500
               Brighton, Sales Tax Rev Ref,
               Ser A, RB, FGIC
     100,000   5.100%, 12/01/06                     106,000
               Broomfield, Sewer Authority,
               RB Ref, FSA
     175,000   4.200%, 12/01/07                     177,406
               Burlington, School District RE 6J,
               GO, FSA
     285,000   4.150%, 12/01/08                     285,000
               Centennial, Water & Sanitation
               District, RB, FSA
     100,000   5.500%, 12/01/05                     107,125
               Clear Creek, School District RE 1,
               GO, FSA
     200,000   5.500%, 12/01/09                     215,500
               Colorado Springs, Hospital
               Authority, RB Ref, MBIA
      50,000   5.400%, 12/15/05                      53,187
               Colorado Springs, Ser A, GO Ref
      50,000   4.900%, 09/01/05                      51,000
               Colorado Springs, Utility System,
               Sub-Lien, Improvement Facilities,
               Ser A, RB
     190,000   4.625%, 11/15/13                     189,762
               Colorado, Deparment of
               Transportation, Ser A, RAN, MBIA
     250,000   4.500%, 06/15/13                     245,625
     300,000   4.300%, 06/15/11                     296,250
               Colorado, Educational & Cultural
               Facilities, University of Northern
               Colorado Student Housing,
               Ser A, RB, MBIA
     250,000   4.350%, 07/01/12 245,000
               Colorado, Health Facilities Authority,
               Rose Medical Center Project, RB,
               MBIA, Pre-Refunded @ 101.5 (A)
      25,000   4.600%, 08/15/03                      26,125
               Colorado, Regional Transportation
               District, Sales Tax, Ser A, RB, FGIC
     145,000   4.500%, 11/01/10                     146,269
               Colorado, School of Mines Auxiliary
               Facilities, Refunding & Improvement
               Authority, RB, MBIA
      50,000   4.875%, 12/01/07                      50,750

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Colorado, School of Mines
               Auxiliary Facilities, Refunding
               & Improvement, Ser A, RB, MBIA
$    150,000   5.000%, 12/01/10                $    154,500
               Colorado, Water Resources &
               Power Development Authority,
               Clean Water, Ser A, RB
     250,000   5.000%, 09/01/12                     257,812
               Colorado, Water Resources &
               Power Development Authority,
               Clean Water, Ser A, Ref RB, ETM
       5,000   4.625%, 09/01/07                       5,156
               Colorado, Water Resources &
               Power Development Authority,
               Clean Water, Ser A, Unrefunded
               Bal, RB
      95,000   4.625%, 09/01/07                      97,731
               Colorado, Water Resources &
               Power Development Authority,
               Drinking Water, Ser A, RB
     250,000   5.000%, 09/01/10                     260,000
               Colorado, Water Resources &
               Power Development Authority,
               Small Water, Ser A, RB, FGIC
     150,000   5.450%, 11/01/12                     157,500
      50,000   4.650%, 11/01/04                      50,068
     300,000   4.300%, 11/01/12                     292,500
               Colorado, Water Resources &
               Power Development Authority,
               Small Water, Ser B, RB, FGIC
     300,000   4.550%, 11/01/12                     298,875
               Denver (City and County), Board
               Water Authority, Ser A, GO
     300,000   4.300%, 09/01/12                     291,750
               Denver (City and County), COP,
               Ser B, AMBAC
     150,000   5.000%, 12/01/11                     156,187
               Denver (City and County),
               Excise Tax, RB, Ser A, FSA
     150,000   5.000%, 09/01/07                     157,312
               Denver (City and County), Water
               Authority, GO
     150,000   4.900%, 10/01/09                     154,312
               Douglas & Elbert County, School
               District, RE 1, GO
     300,000   4.500%, 12/15/09                     303,000


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Douglas County, Sales &
               Use Tax, RB, MBIA
$    100,000   5.250%, 10/15/07                $    105,125
               El Paso County, School
               District #38 , GO, AMBAC
     200,000   4.150%, 12/01/08                     200,000
               El Paso County, School District
               No. 2, GO, MBIA
     200,000   4.500%, 12/01/09                     202,500
               El Paso County, School District
               No. 38, GO Ref
     250,000   5.000%, 12/01/16                     245,938
               El Paso County, School District
               No. 49, Ser A, GO, FSA
      45,000   3.850%, 12/01/06                      45,281
               Evergreen, Park & Recreation
               District, GO, AMBAC
     130,000   5.000%, 12/01/11                     134,875
               Fort Collins, Stormwater & Drain
               Utility, Refunding & Imporvement
               Authority, RB, FSA
      20,000   4.750%, 12/01/10                      20,475
               Fort Collins, Stormwater & Drain
               Utility, Refunding & Improvement
               Authority, RB, AMBAC
     150,000   5.000%, 12/01/10                     154,500
               Glenwood Springs, Sales & Use
               Tax, Refunding & Improvement
               Authority, RB, MBIA
     100,000   4.150%, 10/01/09                      99,000
               Golden, Sales & Use Tax,
               Improvement Authority,
               Ser B, RB, AMBAC
     300,000   5.375%, 12/01/15                     313,125
               Golden, Sales & Use Tax,
               Improvement Authority,
               Ser C, RB, AMBAC
     100,000   4.800%, 12/01/12                     101,625
               Grand Lake, Fire Protection
               District, Ser 2001, GO, AMBAC
     100,000   4.450%, 12/01/11                      99,875
               Jefferson County, Open Space
               Sales Tax, RB, AMBAC
     500,000   5.000%, 11/01/15                     507,500

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

COLORADO TAX-FREE FUND (CONCLUDED)


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Jefferson County, School District
               No. R-001, GO, MBIA
$    200,000   5.500%, 12/15/06                $    215,500
               La Plata County, School District
               No. 9-R, GO, MBIA
     100,000   5.150%, 11/01/09                     103,375
               Lakewood, Sales & Use Tax, RB
     250,000   4.650%, 12/01/11                     250,313
               Larimer County, Courthouse &
               Jail Facilities, COP, FSA
     250,000   4.650%, 12/15/08                     257,500
               Larimer County, Sales & Use Tax,
               RB, AMBAC
     135,000   5.000%, 12/15/06                     142,594
               Larimer County, School District
               No. R-1, GO
     300,000   5.250%, 12/15/12                     309,750
               Larimer County, School District
               No. R-1, GO, FGIC
     500,000   4.600%, 12/15/10                     508,125
               Logan County, Health Care Facility,
               Western Health Network, RB, MBIA
     100,000   5.750%, 01/01/08                     104,135
               Longmont, Sales & Use Tax,
               RB, AMBAC
     250,000   4.300%, 11/15/11                     246,875
               Mesa County, School District
               No. 051, GO, MBIA
     150,000   5.100%, 12/01/08                     157,313
               Morgan County, District No. R-3,
               GO, AMBAC
      25,000   3.900%, 12/01/06                      25,219
               Parker, Water & Sanitation District,
               Ref RB, FGIC
     115,000   4.500%, 10/01/08                     117,588
               Platte River, Power Authority,
               Ser DD, RB, MBIA
     155,000   5.000%, 06/01/08                     162,169
               Platte River, Power Authority,
               Ser EE, RB
     300,000   4.125%, 06/01/11                     286,875
               Poudre Valley, Hospital District,
               RB, AMBAC, Pre-Refunded @ 101 (A)
      50,000   4.750%, 12/01/03                      52,313
               Pueblo County, School District
               No. 070, GO Ref, FGIC
     300,000   4.300%, 12/01/13                     287,250


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Pueblo County, School District
               No. 070, GO, AMBAC
$    250,000   4.650%, 12/01/07                $    259,063
               Pueblo County, School District
               No. 070, Ser B, GO, MBIA
      25,000   5.200%, 12/01/10                      25,688
               Pueblo, Waterworks Authority,
               Ser A, RB, FSA
     300,000   5.250%, 11/01/09                     318,000
               San Miguel & Montrose Counties,
               School District No. R-2J, GO, MBIA
     100,000   4.450%, 12/01/05                     103,500
               Summitt County, School District
               No. RE1-R, GO Ref, FSA
     300,000   4.500%, 12/01/09                     303,750
               Teller County, Library District,
               GO, AMBAC
     130,000   4.650%, 12/01/12                     130,488
               Thornton, Open Space & Parks,
               Sales & Use Tax, RB, FSA
     300,000   5.000%, 09/01/14                     306,375
               University of Colorado, Enterprise
               System, Refunding & Improvement,
               RB, AMBAC
     100,000   3.750%, 06/01/07                      98,625
               University of Northern Colorado,
               Auxiliary Fac Sys, RB, MBIA
               Pre-Refunded @ 100 (A)
     150,000   5.375%, 06/01/07                     159,750
               University of Northern Colorado,
               Auxiliary Fac Sys, Refunding &
               Improvement, RB, MBIA
      50,000   5.300%, 06/01/04                      52,438
               Ute, Water Conservancy District,
               RB, MBIA
     200,000   5.375%, 06/15/07                     213,500
               Widefield, Water & Sanitation District,
                Refunding & Improvement,
               Ser A, RB, MBIA
     150,000   5.550%, 12/01/10                     161,063
               Wray, CO Community Hospital,
               GO Ref, AMBAC
     250,000   4.950%, 10/15/10                     253,438
      50,000   4.650%, 10/15/07                      50,875
                                              -------------
                                                 15,808,935
                                              -------------

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               GUAM 1.5%
               Guam Government, Limited
               Obligation Highway Authority,
               Ser A, Ref RB, FSA
$    250,000   4.250%, 05/01/10               $     248,437
                                              -------------
Total Municipal Bonds
   (Cost $15,902,868)                            16,057,372
                                              -------------


  NUMBER OF
   SHARES
-----------------------------------------------------------
INVESTMENT COMPANIES 1.4%
     139,277   Federated Tax-Free Trust             139,277
               Goldman Sachs Institutional
               Liquid Assets, Tax-Exempt
      94,399   Diversified Portfolio                 94,399
                                              -------------
Total Investment Companies
   (Cost $233,676)                                  233,676
                                              -------------
Total Investments (Cost $16,136,544) 98.3%       16,291,048
                                              -------------
Other Assets and Liabilities, Net 1.7%              284,989
                                              -------------

NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 1,668,391 outstanding
   shares of beneficial interest                $16,401,702
Paid-in-Capital of Class A Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 110 outstanding
   shares of beneficial interest                      1,122
Distributions in excess of
   net investment income                                 (3)
Accumulated net realized gain on investments         18,712
Net unrealized appreciation on investments          154,504
                                              -------------
TOTAL NET ASSETS 100.0%                         $16,576,037
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $9.93
                                              =============
Net Asset Value and Redemption
   Price Per Share -- Class A Shares                  $9.93
                                              =============
Maximum Offering Price Per Share --
   Class A Shares ($9.93 / 95.50%)*                  $10.40
                                              =============


-----------------------------------------------------------
* 4.50% represents the maximum sales charge imposed on purchases.
(A) Pre-Refunded Security -- the maturity date shown is the prefunded date. AMBAC -- American Municipal Bond Assurance Corporation
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Company
FSA -- Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Association
RAN -- Revenue Anticipation Note
RB -- Revenue Bond
Ref -- Refunding
Ser -- Series
See notes to financial statements.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

BALANCED FUND


  NUMBER OF
   SHARES                                            VALUE
-----------------------------------------------------------
COMMON STOCK 58.6%
               AEROSPACE & DEFENSE 1.0%
       1,500   Alliant Techsystems, Inc.*      $    152,985
                                               ------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 0.9%
       3,300   Univision Communications, Inc.,
               Cl A*                                138,600
                                               ------------
               CHEMICALS 3.4%
       3,500   Ashland, Inc.                        159,285
       2,500   Praxair, Inc.                        149,500
       4,000   The Scotts Co., Cl A*                183,120
                                               ------------
                                                    491,905
                                               ------------
               COAL MINING 0.6%
       4,830   Fording, Inc.                         94,378
                                               ------------
               COMMERCIAL SERVICES 1.0%
       5,000   Convergys Corp.*                     147,850
                                               ------------
               COMMUNICATIONS
               EQUIPMENT 1.4%
       1,800   L-3 Communications
                 Holdings, Inc.*                    201,600
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 6.5%
       5,000   Amazon.Com, Inc.*                     71,500
       3,700   Cerner Corp.*                        176,527
       7,500   Citrix Systems, Inc.*                129,600
       4,000   DoubleClick, Inc.*                    47,960
      14,000   i2 Technologies, Inc.*                70,840
       7,500   Jack Henry & Associates              166,350
       7,000   Symantec Corp.*                      288,470
                                               ------------
                                                    951,247
                                               ------------
               DATA PROCESSING 0.9%
       1,510   First Data Corporation               131,747
                                               ------------
               DIVERSIFIED
               MANUFACTURING 2.5%
       3,000   Teleflex, Inc.                       164,010
       6,300   Tyco International Ltd.              203,616
                                               ------------
                                                    367,626
                                               ------------

  NUMBER OF
   SHARES                                            VALUE
-----------------------------------------------------------
               ENTERTAINMENT &
               RECREATION 3.4%
      10,000   Bally Total Fitness Holding*    $    219,500
       2,500   International Game Technology*       155,800
       5,000   Trendwest Resorts, Inc.*             120,100
                                               ------------
                                                    495,400
                                               ------------
               FINANCIAL SERVICES 4.8%
       6,000   Allied Capital Corp.                 165,000
       4,300   Blackrock, Inc./New York*            191,780
       5,000   Federated Investors, Inc., Cl B      161,750
       9,200   Metris Companies, Inc.               184,000
                                               ------------
                                                    702,530
                                               ------------
               FOOD, BEVERAGE &
               TOBACCO 4.4%
       4,000   Constellation Brands, Inc., Cl A*    219,840
       3,800   Dean Foods Co.*                      287,736
       5,000   Pepsi Bottling Group, Inc.           129,350
                                               ------------
                                                    636,926
                                               ------------
               GAS/NATURAL GAS 1.5%
       3,960   Apache Corp.                         225,245
                                               ------------
               INSURANCE 6.6%
       4,000   Jefferson-Pilot Corp.                200,320
       4,500   MBIA, Inc.                           246,105
       4,000   MGIC Investment Corp.                273,720
       3,500   Triad Guaranty, Inc.*                152,145
       1,000   XL Capital Ltd., Cl A                 93,350
                                               ------------
                                                    965,640
                                               ------------
               MEDICAL PRODUCTS
               & SERVICES 3.2%
       3,500   Medimmune, Inc.*                     137,655
       2,400   Stryker Corp.*                       144,792
       2,500   UnitedHealth Group, Inc.             191,050
                                               ------------
                                                    473,497
                                               ------------
               MISCELLANEOUS BUSINESS
               SERVICES 0.9%
       4,500   MAXIMUS, Inc.*                       138,285
                                               ------------

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                            VALUE
-----------------------------------------------------------
               MOTORCYCLES, BICYCLES
               & PARTS 1.1%
       3,000   Harley-Davidson, Inc.           $    165,390
                                               ------------
               PETROLEUM & FUEL
               PRODUCTS 0.7%
       3,420   PanCanadian Energy Corp.*            101,711
                                               ------------
               PRINTING & PUBLISHING 0.8%
       3,000   Valassis Communications, Inc.        115,890
                                               ------------
               REAL ESTATE INVESTMENT
               TRUSTS 1.2%
       6,000   Equity Office Properties Trust       179,940
                                               ------------
               RETAIL-RESTAURANTS 1.7%
       2,000   Darden Restaurants, Inc.              81,180
       4,500   Starbucks Corp.*                     104,085
       2,000   Wendy's International, Inc.           69,960
                                               ------------
                                                    255,225
                                               ------------
               SECURITY AND COMMODITY
               BROKERS 1.4%
               Investment Technology
       2,000   Group, Inc.                          105,480
       3,000   LaBranche & Co., Inc.*                93,150
                                               ------------
                                                    198,630
                                               ------------
               STEEL PIPES & TUBES 2.3%
       3,000   Nucor Corp.                          192,720
       5,000   The Shaw Group, Inc.*                137,500
                                               ------------
                                                    330,220
                                               ------------
               TELEPHONES &
               TELECOMMUNICATIONS 2.7%
       5,000   Adtran, Inc.*                        120,700
      17,000   Level 3 Communications, Inc.*         60,520
      10,000   Plantronics, Inc.*                   209,200
                                               ------------
                                                    390,420
                                               ------------
               TRANSPORTATION 1.6%
       2,500   Canadian Pacific Railway Ltd.         53,550
       8,000   Swift Transportation Co., Inc.*      175,360
                                               ------------
                                                    228,910
                                               ------------

  NUMBER OF
   SHARES                                            VALUE
-----------------------------------------------------------
               UTILITIES & ELECTRICAL
               SERVICES 2.1%
      11,500   Calpine Corp.*                  $    146,050
       2,700   EMCOR Group, Inc.*                   156,600
                                               ------------
                                                    302,650
                                               ------------
Total Common Stock
   (Cost $7,769,069)                              8,584,447
                                               ------------

  PRINCIPAL
   AMOUNT
--------------
CORPORATE BONDS 17.4%
               BANKS 0.8%
               Bank One Corp.
$     50,000   8.000%, 04/29/27                      54,500
               SouthTrust Bank NA
      60,000   6.125%, 01/09/28                      58,347
                                               ------------
                                                    112,847
                                               ------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 1.4%
               Knight-Ridder, Inc.
     150,000   7.125%, 06/01/11                     148,834
               Time Warner, Inc.
      50,000   7.250%, 10/15/17                      48,877
                                               ------------
                                                    197,711
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 0.5%
               Dell Computer Corp.
      75,000   6.550%, 04/15/08                      75,188
                                               ------------
               COSMETICS & TOILETRIES 1.3%
               Kimberly-Clark Corp.
     200,000   6.250%, 07/15/18                     187,500
                                               ------------
               DIVERSIFIED MANUFACTURING 1.8%
               Norsk Hydro
     275,000   6.700%, 01/15/18                     265,375
                                               ------------
               FINANCIAL SERVICES 4.0%
               Citigroup, Inc.
     100,000   7.250%, 10/01/10                     105,137
               Ford Motor Credit Co.
     100,000   7.375%, 02/01/11                      97,375
               Goldman Sachs Group, Inc.
      50,000   6.650%, 05/15/09                      50,125

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

BALANCED FUND (CONCLUDED)

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               Morgan Stanley Dean Witter & Co.
$    150,000   6.750%, 04/15/11                $    150,403
               National Rural Utilities
     200,000   5.700%, 01/15/10                     185,750
                                               ------------
                                                    588,790
                                               ------------
               LEASING & RENTING 1.5%
               Hertz Corp.
     225,000   7.625%, 08/15/07                     221,042
                                               ------------
               TELEPHONES &
               TELECOMMUNICATIONS 3.7%
               AT&T Corp.
     200,000   6.000%, 03/15/09                     185,000
               Vodafone Group PLC
     250,000   7.750%, 02/15/10                     267,235
               Worldcom, Inc.
     100,000   7.500%, 05/15/11                      83,887
                                               ------------
                                                    536,122
                                               ------------
               UTILITIES & ELECTRICAL
               SERVICES 2.4%
               Boston Edison Co.
     150,000   7.800%, 05/15/10                     157,138
               Florida Power Corp.
      50,000   6.875%, 02/01/08                      51,086
               Union Electric
      50,000   6.750%, 05/01/08                      50,437
               Wisconsin Energy Corp.
     100,000   6.500%, 04/01/11                      99,263
                                               ------------
                                                    357,924
                                               ------------
Total Corporate Bonds
   (Cost $2,606,765)                              2,542,499
                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 4.2%
               FFCB 0.3%
      50,000   6.060%, 05/28/13                      49,410
                                               ------------
               FHLB 1.3%
      75,000   4.875%, 11/15/11                      68,051
     125,000   4.500%, 11/14/08                     116,394
                                               ------------
                                                    184,445
                                               ------------


  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
               FHLMC 1.0%
$    150,000   5.125%, 10/15/08                $    145,587
                                               ------------
               FNMA 1.6%
     125,000   7.250%, 01/15/10                     135,858
     100,000   7.125%, 01/15/30                     106,925
                                               ------------
                                                    242,783
                                               ------------
Total U.S. Government Agency Obligations
   (Cost $616,611)                                  622,225
                                               ------------
U.S. TREASURY OBLIGATIONS 15.3%
               U.S. TREASURY BONDS 3.9%
     100,000   8.875%, 08/15/17                     128,968
     200,000   7.250%, 05/15/16                     224,780
     200,000   7.125%, 02/15/23                     225,312
                                               ------------
                                                    579,060
                                               ------------
               U.S. TREASURY NOTES 11.4%
     200,000   6.125%, 08/15/07                     210,148
     300,000   6.000%, 08/15/09                     312,138
     190,000   5.000%, 02/15/11                     184,129
   1,000,000   4.875%, 02/15/12                     959,414
                                               ------------
                                                  1,665,829
                                               ------------
Total U.S. Treasury Obligations
   (Cost $2,311,494)                              2,244,889
                                               ------------

  NUMBER OF
   SHARES
-------------
INVESTMENT COMPANIES 6.0%
               Federated Trust For
     427,215   U.S. Treasury Obligations            427,215
               Goldman Sachs Institutional
               Liquid Assets Treasury
     444,858   Obligations Portfolio                444,858
                                               ------------
Total Investment Companies
   (Cost $872,073)                                  872,073
                                               ------------
Total Investments (Cost $14,176,012) 101.5%      14,866,133
                                               ------------
Other Assets and Liabilities, Net (1.5%)           (226,858)
                                               ------------

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


                                                     VALUE
-----------------------------------------------------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 1,471,884 outstanding
   shares of beneficial interest                $16,029,308
Undistributed net investment income                   7,198
Accumulated net realized loss on investments     (2,087,352)
Net unrealized appreciation on investments         2690,121
                                               ------------
TOTAL NET ASSETS 100.0%                         $14,639,275
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $9.95
                                               ============
* Non-income producing security
Cl -- Class
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
Ltd. -- Limited
PLC -- Public Liability Company
See notes to financial statements.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
March 31, 2002

CORE EQUITY FUND

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
COMMON STOCK 92.9%
               BANKS 4.6%
      32,500   Bank of America Corporation    $   2,210,650
      32,500   Bank One Corporation               1,357,850
      27,000   FleetBoston Financial Corporation    945,000
      51,500   National City Corporation          1,584,140
                                              -------------
                                                  6,097,640
                                              -------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 4.3%
      25,500   Gannett Co., Inc.                  1,940,550
     111,000   The Interpublic Group
               Companies, Inc.                    3,805,080
                                              -------------
                                                  5,745,630
                                              -------------
               COMMUNICATIONS
               EQUIPMENT 1.6%
     145,000   Motorola, Inc.                     2,059,000
                                              -------------
               COMPUTERS, PRODUCTS
               & SERVICES 6.0%
      70,000   Hewlett-Packard Company            1,255,800
      14,000   International Business
               Machines Corporation               1,456,000
     107,000   NCR Corporation*                   4,788,250
      20,000   Vishay Intertechnology, Inc.*        406,800
                                              -------------
                                                  7,906,850
                                              -------------
               CONTAINERS & PACKAGING 2.6%
     120,000   Sonoco Products Company            3,433,200
                                              -------------
               DATA PROCESSING 3.3%
      50,000   First Data Corporation             4,362,500
                                              -------------
               ELECTRICAL EQUIPMENT 1.8%
      42,000   Emerson Electric Co.               2,410,380
                                              -------------
               ENTERTAINMENT &
               RECREATION 0.6%
      32,000   The Walt Disney Company              738,560
                                              -------------
               FINANCIAL SERVICES 3.7%
      31,000   Fannie Mae                         2,476,280
      38,000   Freddie Mac                        2,408,060
                                              -------------
                                                  4,884,340
                                              -------------

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO 4.5%
      46,000   H.J. Heinz Company             $   1,909,000
      78,500   PepsiCo, Inc.                      4,042,750
                                              -------------
                                                  5,951,750
                                              -------------
               HOUSEWARES & SPECIALTY 4.2%
     174,000   Newell Rubbermaid, Inc.            5,561,040
                                              -------------
               INSURANCE 8.4%
      26,400   American International
               Group, Inc.                        1,904,496
      22,000   Marsh & McLennan
               Companies., Inc.                   2,480,280
     106,000   SAFECO Corporation                 3,396,240
      46,000   The Chubb Corporation              3,362,600
                                              -------------
                                                 11,143,616
                                              -------------
               MACHINERY 4.4%
      61,500   Ingersoll-Rand Company,
               Ltd., Cl A                         3,076,230
      54,500   Parker Hannifin Corporation        2,719,550
                                              -------------
                                                  5,795,780
                                              -------------
               MEDICAL PRODUCTS
               & SERVICES 3.6%
     106,500   Becton, Dickinson and Company      4,017,180
      23,500   Zimmer Holdings, Inc.*               800,175
                                              -------------
                                                  4,817,355
                                              -------------
               MISCELLANEOUS BUSINESS
               SERVICES 1.2%
      50,525   R.R. Donnelley & Sons Co.          1,571,328
                                              -------------
               PAINT & PAINT PRODUCTS 1.3%
      59,000   The Sherwin-Williams Company       1,680,320
                                              -------------
               PAPER & PAPER PRODUCTS 2.2%
      46,000   Kimberly-Clark Corporation         2,973,900
                                              -------------
               PETROLEUM & FUEL
               PRODUCTS 10.0%
      75,500   Burlington Resources, Inc.         3,026,795
      37,500   ChevronTexaco Corporation          3,385,125
      46,500   Exxon Mobil Corporation            2,038,095
      28,000   Transocean Sedco Forex, Inc.         930,440
      98,500   Unocal Corporation                 3,836,575
                                              -------------
                                                 13,217,030
                                              -------------

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


CORE EQUITY FUND (CONCLUDED)

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               PHARMACEUTICALS 6.0%
      65,000   Abbott Laboratories            $   3,419,000
      65,000   Bristol-Myers Squibb Company       2,631,850
      60,500   Schering-Plough Corporation        1,893,650
                                              -------------
                                                  7,944,500
                                              -------------
               REAL ESTATE INVESTMENT
               TRUSTS 1.4%
      66,000   Equity Residential Properties
               Trust                              1,896,840
                                              -------------
               TELEPHONES &
               TELECOMMUNICATIONS 5.4%
      47,000   BellSouth Corporation              1,732,420
      56,500   SBC Communications, Inc.           2,115,360
      72,500   Verizon Communications, Inc.       3,309,625
                                              -------------
                                                  7,157,405
                                              -------------
               TOYS & GAMES 3.1%
     196,000   Mattel, Inc.                       4,084,640
                                              -------------
               TRANSPORTATION 2.4%
      52,000   Union Pacific Corporation          3,231,280
                                              -------------
               UTILITIES & ELECTRICAL
               SERVICES 6.3%
      45,500   Allegheny Energy, Inc.             1,881,425
      56,500   DPL, Inc.                          1,443,575
      28,500   DTE Energy Company                 1,296,750
      50,000   TECO Energy, Inc.                  1,431,500
      43,000   TXU Corp.                          2,343,930
                                              -------------
                                                  8,397,180
                                              -------------
Total Common Stock
   (Cost $89,562,449)                           123,062,064
                                              -------------
INVESTMENT COMPANIES 6.9%
               Federated Trust For
   4,693,311   U.S. Treasury Obligations          4,693,311
               Goldman Sachs Institutional
               Liquid Assets Treasury
   4,419,073   Obligations Portfolio              4,419,073
                                              -------------
Total Investment Companies
   (Cost $9,112,384)                              9,112,384
                                              -------------
Total Investments (Cost $98,674,833) 99.8%      132,174,448
                                              -------------
Other Assets and Liabilities, Net 0.2%              198,817
                                              -------------



                                                     VALUE
-----------------------------------------------------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 13,378,136 outstanding
   shares of beneficial interest               $ 98,754,779
Paid-in-Capital of Class A Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 3,503 outstanding
   shares of beneficial interest                     32,738
Paid-in-Capital of Class B Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 4,460 outstanding
   shares of beneficial interest                     40,870
Accumulated net realized gain on investments         45,263
Net unrealized appreciation on investments       33,499,615
                                              -------------
TOTAL NET ASSETS 100.0%                       $ 132,373,265
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares      $9.89
                                              =============
Net Asset Value and Redemption
   Price Per Share -- Class A Shares                  $9.88
                                              =============
Maximum Offering Price Per Share --
   Class A Shares ($9.88 / 94.50%)**                 $10.46
                                              =============
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B Shares***               $9.88
                                              =============
  * Non-income producing security
 ** 5.50% represents the maximum sales charge imposed on purchases. *** Class B Shares have a contingent deferred sales charge.
For a description of a possible redemption charge, see the notes to financial statements.
Cl -- Class
Ltd. -- Limited
See notes to financial statements.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------



STATEMENT OF NET ASSETS
March 31, 2002

GROWTH OPPORTUNITIES FUND

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
COMMON STOCK 97.5%
               AEROSPACE & DEFENSE 1.7%
       9,000   Alliant Techsystems, Inc.*      $    917,910
                                               ------------
               BROADCASTING, NEWSPAPERS
               & ADVERTISING 1.8%
               Univision Communications, Inc.,
      22,500   Cl A*                                945,000
                                               ------------
               CHEMICALS 5.1%
      21,500   Ashland, Inc.                        978,465
      13,500   Praxair, Inc.                        807,300
      21,000   The Scotts Co., Cl A*                961,380
                                               ------------
                                                  2,747,145
                                               ------------
               COAL MINING 1.0%
      26,557   Fording, Inc.                        518,924
                                               ------------
               COMMERCIAL SERVICES 1.6%
      29,700   Convergys Corp.*                     878,229
                                               ------------
               COMMUNICATIONS
               EQUIPMENT 2.1%
               L-3 Communications
      10,000   Holdings, Inc.*                    1,120,000
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 10.7%
      15,000   Adobe Systems, Inc.                  604,350
      33,400   Amazon.Com, Inc.*                    477,620
      19,700   Cerner Corp.*                        939,887
      40,000   Citrix Systems, Inc.*                691,200
      14,400   DoubleClick, Inc.*                   172,656
      88,200   i2 Technologies, Inc.*               446,292
      42,100   Jack Henry & Associates              933,778
      35,400   Symantec Corp.*                    1,458,834
                                               ------------
                                                  5,724,617
                                               ------------
               DIVERSIFIED
               MANUFACTURING 3.1%
      16,600   Teleflex, Inc.                       907,522
      23,454   Tyco International Ltd.              758,033
                                               ------------
                                                  1,665,555
                                               ------------

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               ENTERTAINMENT
               & RECREATION 6.2%
      54,500   Bally Total Fitness Holding*    $  1,196,275
      20,000   Carnival Corp.                       653,000
      15,500   International Game Technology        965,960
      22,500   Trendwest Resorts, Inc.*             540,450
                                               ------------
                                                  3,355,685
                                               ------------
               FINANCIAL SERVICES 8.2%
      44,000   Allied Capital Corp.               1,210,000
      27,900   Blackrock, Inc./New York*          1,244,340
      30,000   Federated Investors, Inc., Cl B      970,500
      48,400   Metris Companies, Inc.               968,000
                                               ------------
                                                  4,392,840
                                               ------------
               FOOD, BEVERAGE
               & TOBACCO 9.2%
      32,100   Constellation Brands, Inc., Cl A*  1,764,216
      20,000   Dean Foods Co.*                    1,514,400
      38,400   Pepsi Bottling Group, Inc.           993,408
      18,600   Robert Mondavi, Cl A*                668,484
                                               ------------
                                                  4,940,508
                                               ------------
               GAS/NATURAL GAS 2.2%
      20,790   Apache Corp.                       1,182,535
                                               ------------
               INSURANCE 10.6%
      20,000   Jefferson-Pilot Corp.              1,001,600
      28,000   MBIA, Inc.                         1,531,320
      22,000   MGIC Investment Corp.              1,505,460
      20,000   Triad Guaranty, Inc.*                869,400
       8,500   XL Capital Ltd., Cl A                793,475
                                               ------------
                                                  5,701,255
                                               ------------
               MEDICAL PRODUCTS & SERVICES 5.9%
      22,500   Medimmune, Inc.*                     884,925
      18,000   Stryker Corp.                      1,085,940
      15,800   UnitedHealth Group, Inc.           1,207,436
                                               ------------
                                                  3,178,301
                                               ------------
               MISCELLANEOUS BUSINESS
               SERVICES 1.5%
      26,000   MAXIMUS, Inc.*                       798,980
                                               ------------

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               MOTORCYCLES, BICYCLES
               & PARTS 1.9%
      18,500   Harley-Davidson, Inc.           $  1,019,905
                                               ------------
               PETROLEUM & FUEL
               PRODUCTS 1.5%
      27,018   PanCanadian Energy Corp.*            803,516
                                               ------------
               PRINTING & PUBLISHING 1.3%
      18,000   Valassis Communications, Inc.        695,340
                                               ------------
               RETAIL-RESTAURANTS 4.7%
      20,000   Darden Restaurants, Inc.             811,800
      53,900   Starbucks Corp.*                   1,246,707
      13,000   Wendy's International, Inc.          454,740
                                               ------------
                                                  2,513,247
                                               ------------
               SECURITY AND COMMODITY
               BROKERS 2.0%
      10,000   Investment Technology Group, Inc.    527,400
      17,000   LaBranche & Co., Inc.*               527,850
                                               ------------
                                                  1,055,250
                                               ------------
               STEEL PIPES & TUBES 3.9%
      17,700   Nucor Corp.                        1,137,048
      35,000   The Shaw Group, Inc.*                962,500
                                               ------------
                                                  2,099,548
                                               ------------
               TELEPHONES &
               TELECOMMUNICATIONS 3.8%
      25,900   Adtran, Inc.*                        625,226
      96,400   Level 3 Communications, Inc.*        343,184
      51,700   Plantronics, Inc.*                 1,081,564
                                               ------------
                                                  2,049,974
                                               ------------
               TRANSPORTATION 3.5%
      39,750   Canadian Pacific Railway Ltd.        851,445
      47,000   Swift Transportation Co., Inc.*    1,030,240
                                               ------------
                                                  1,881,685
                                               ------------

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               UTILITIES & ELECTRICAL
               SERVICES 4.0%
      71,000   Calpine Corp.*                  $    901,700
      21,500   EMCOR Group, Inc.*                 1,247,000
                                               ------------
                                                  2,148,700
                                               ------------
Total Common Stock
   (Cost $40,615,927)                            52,334,649
                                               ------------
CLOSED-END FUND 0.4%
      31,000   Scudder Intermediate
               Government Trust                     211,420
                                               ------------
Total Closed-End Fund
   (Cost $216,387)                                  211,420
                                               ------------
INVESTMENT COMPANIES 2.2%
               Federated Trust For
     829,781   U.S. Treasury Obligations            829,781
               Goldman Sachs Institutional
               Liquid Assets Treasury
     355,054   Obligations Portfolio                355,054
                                               ------------
Total Investment Companies
   (Cost $1,184,835)                              1,184,835
                                               ------------

  PRINCIPAL
   AMOUNT
-------------
REPURCHASE AGREEMENT 3.7%
               Gx Clarke, 1.75%, dated
               03/28/02, matures 04/01/02,
               repurchase price $2,000,389
               (collaterized by U.S. Treasury
               obligation, 5.75%, 08/15/03, total
$  2,000,000   market value: $2,069,376)          2,000,000
                                               ------------
Total Repurchase Agreement
   (Cost $2,000,000)                              2,000,000
                                               ------------
Total Investments (Cost $44,017,149) 103.8%      55,730,904
                                               ------------
Other Assets and Liabilities, Net (3.8%)         (2,020,489)
                                               ------------

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
March 31, 2002

GROWTH OPPORTUNITIES FUND (CONCLUDED)


                                                     VALUE
                                               ------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 4,427,668 outstanding
   shares of beneficial interest               $ 44,027,707
Paid-in-Capital of Class A Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 3,715 outstanding
   shares of beneficial interest                     40,605
Paid-in-Capital of Class B Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 8,892 outstanding
   shares of beneficial interest                     97,804
Accumulated net realized loss on investments     (2,169,456)
Net unrealized appreciation on investments       11,713,755
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 53,710,415
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares     $12.10
                                               ============
Net Asset Value and Redemption
   Price Per Share -- Class A Shares                 $12.08
                                               ============
Maximum Offering Price Per Share --
   Class A Shares ($12.08 / 94.50%)**                $12.78
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B Shares***              $12.04
                                               ============
  * Non-income producing security
 ** 5.50% represents the maximum sales charge imposed on purchases. *** Class B Shares have a contingent deferred sales charge.
    For a description of a possible redemption charge, see the notes to financial statements.
Cl -- Class
Ltd. -- Limited
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

SMALL COMPANY FUND

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
COMMON STOCK 94.6%
               AIR TRANSPORTATION 1.4%
      17,600   Midwest Express Holdings, Inc.* $    321,904
                                               ------------
               APPAREL & TEXTILES 1.1%
      10,500   Kellwood Co.                         255,045
                                               ------------
               AUTOMOTIVE 2.2%
       7,600   Clarcor, Inc.                        243,200
       9,900   Modine Manufacturing Co.             267,201
                                               ------------
                                                    510,401
                                               ------------
               BANKS 7.9%
      13,300   Bancorpsouth, Inc.                   262,276
       9,700   Community First Bankshares, Inc.     250,842
      19,100   Cullen/Frost Bankers, Inc.           685,117
       8,500   National Penn Bancshares, Inc.       208,845
       5,800   Wilmington Trust Corp.               390,398
                                               ------------
                                                  1,797,478
                                               ------------
               CHEMICALS 3.9%
      13,300   Albemarle Corp.                      366,548
      13,600   Arch Chemicals, Inc.                 299,880
       5,000   Cambrex Corp.                        210,500
                                               ------------
                                                    876,928
                                               ------------
               COMMUNICATIONS EQUIPMENT 1.0%
      35,700   Allen Telecom, Inc.*                 238,476
                                               ------------
               COMPUTERS, PRODUCTS
               & SERVICES 3.4%
      18,100   Avocent Corp.*                       484,899
      25,400   Transaction Systems
               Architects, Inc., Cl A*              289,560
                                               ------------
                                                    774,459
                                               ------------
               CONTAINERS & PACKAGING 1.0%
       5,000   Ball Corp.                           236,100
                                               ------------
               DIVERSIFIED
               MANUFACTURING 1.6%
       6,500   Teleflex, Inc.                       355,355
                                               ------------
               ELECTRICAL COMPONENTS
               & PRODUCTS 2.7%
      15,800   Daktronics, Inc.*                    126,242
       8,100   Littelfuse, Inc.*                    200,637
      22,000   SBS Technologies, Inc.*              281,160
                                               ------------
                                                    608,039
                                              -------------

   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO 6.8%
      10,600   Adolph Coors, Cl B              $    715,182
      10,500   Corn Products International, Inc.    338,100
      21,600   Sensient Technologies Corp.          497,232
                                               ------------
                                                  1,550,514
                                               ------------
               HOUSEHOLD PRODUCTS 1.3%
      10,400   Church & Dwight, Inc.                306,384
                                               ------------
               INSURANCE 6.3%
      14,600   Arthur J. Gallagher & Co.            478,442
      10,100   Everest Re Group Ltd.                700,334
      11,800   First American Corp.                 251,104
                                               ------------
                                                  1,429,880
                                               ------------
               MACHINERY 6.6%
       3,500   Engineered Support Systems, Inc.     161,875
      13,800   Stewart & Stevenson Services         267,030
      11,800   Tecumseh Products Co., Cl A          628,940
      10,500   Tennant Co.                          440,160
                                               ------------
                                                  1,498,005
                                               ------------
               MEDICAL PRODUCTS
               & SERVICES 5.5%
       8,100   Edwards Lifesciences Corp.*          226,395
      10,200   Steris Corp.*                        212,772
      13,500   West Pharmaceutical Services, Inc.   409,725
      10,400   Zoll Medical Corp.*                  399,360
                                               ------------
                                                  1,248,252
                                               ------------
               PAPER & PAPER PRODUCTS 1.5%
      19,300   Glatfelter                           346,242
                                               ------------
               PETROLEUM & FUEL
               PRODUCTS 8.5%
      14,500   Newfield Exploration Co.*            536,355
      15,600   St. Mary Land & Exploration Co.      338,676
      11,200   Tidewater, Inc.                      474,320
      12,000   WD-40 Co.                            361,440
       5,700   Western Gas Resources, Inc.          212,154
                                               ------------
                                                  1,922,945
                                               ------------
               PHARMACEUTICALS 5.6%
       8,100   Alpharma, Inc., Cl A                 115,830
      21,300   KV Pharmaceutical Co., Cl A*         619,830
       9,600   Medicis Pharmaceutical, Cl A*        532,800
                                               ------------
                                                  1,268,460
                                               ------------
               PRINTING & PUBLISHING 1.0%
      10,400   Journal Register Co.*                220,480
                                               ------------

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------




STATEMENT OF NET ASSETS
March 31, 2002

SMALL COMPANY FUND (CONCLUDED)



   NUMBER
  OF SHARES                                          VALUE
-----------------------------------------------------------
               REAL ESTATE INVESTMENT
               TRUST 2.1%
       6,900   Home Properties of New York, Inc. $  237,705
       7,000   Mack-Cali Realty Corp.               242,760
                                               ------------
                                                    480,465
                                               ------------
               RETAIL 7.0%
       7,800   Anntaylor Stores Corp.*              337,116
      58,700   Casey's General Stores, Inc.         792,450
      16,600   The J. Jill Group, Inc.*             472,270
                                               ------------
                                                  1,601,836
                                               ------------
               SEMI-CONDUCTORS/
               INSTRUMENTS 3.3%
      13,000   Kemet Corp.*                         251,810
      21,700   Mykrolis Corp.*                      331,793
       5,800   Park Electrochemical Corp.           168,200
                                               ------------
                                                    751,803
                                               ------------
               STEEL PIPES & TUBES 1.6%
      20,300   Valmont Industries                   363,370
                                               ------------
               TOYS & GAMES 1.6%
      23,100   Hasbro, Inc.                         365,442
                                               ------------
               TRANSPORTATION 1.0%
      11,300   Werner Enterprises, Inc.             236,735
                                               ------------
               UTILITIES & ELECTRICAL
               SERVICES 8.7%
       7,500   Black Hills Corp.                    251,100
       9,100   Hubbell, Inc., Cl B                  299,390
       9,000   Idacorp, Inc.                        364,500
      18,700   OGE Energy Corp.                     448,239
      15,000   Quanta Services, Inc.*               259,350
       8,800   WPS Resources Corp.                  347,072
                                               ------------
                                                  1,969,651
                                               ------------
Total Common Stock
   (Cost $18,174,242)                            21,534,649
                                               ------------
INVESTMENT COMPANIES 2.7%
               Federated Trust For
     305,205   U.S. Treasury Obligations            305,205
               Goldman Sachs Institutional
               Liquid Assets Treasury
     304,145   Obligations Portfolio                304,145
                                               ------------
Total Investment Companies
   (Cost $609,350)                                  609,350
                                               ------------

  PRINCIPAL
   AMOUNT                                            VALUE
-----------------------------------------------------------
REPURCHASE AGREEMENT 8.8%
               Gx Clark, 1.75%, dated
               03/28/02, matures
               04/01/02, repurchase
               price $2,000,389
               (collateralized by U.S.
               Treasury obligation,
               5.75%, 08/15/03, total
$  2,000,000   market value: $2,069,376)       $  2,000,000
                                               ------------
Total Repurchase Agreement
   (Cost $2,000,000)                              2,000,000
                                               ------------
Total Investments (Cost $20,783,592) 106.1%      24,143,999
                                               ------------
Other Assets and Liabilities, Net (6.1%)         (1,383,014)
                                               ------------
NET ASSETS:
Paid-in-Capital of Institutional Class Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 1,523,317 outstanding
   shares of beneficial interest                 19,306,689
Paid-in-Capital of Class A Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 7,251 outstanding
   shares of beneficial interest                     91,624
Paid-in-Capital of Class B Shares
   (authorized 50,000,000 -- $0.00001 par
   value) based on 8,224 outstanding
   shares of beneficial interest                    112,209
Undistributed net investment income                     271
Accumulated net realized loss on investments       (110,215)
Net unrealized appreciation on investments        3,360,407
                                               ------------
TOTAL NET ASSETS 100.0%                        $ 22,760,985
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class Shares     $14.79
                                               ============
Net Asset Value and Redemption
   Price Per Share -- Class A Shares                 $14.78
                                               ============
Maximum Offering Price Per Share --
   Class A Shares ($14.78 / 94.50%)**                $15.64
                                               ============
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B Shares***              $14.77
                                               ============
  * Non-income producing security
 ** 5.50% represents the maximum sales charge imposed on purchases.
*** Class B Shares have a contingent deferred sales charge.
    For a description of a possible redemption charge, see the notes to financial statements.
Cl -- Class
Ltd. -- Limited
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2002

                                                                                         SHORT/INTERMEDIATE
                                                                                              BOND FUND
                                                                                         ------------------
---------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments (Cost $45,397,997)                                                            $45,159,322
--------------------------------------------------------------------------------
  Cash                                                                                        1,807,969
--------------------------------------------------------------------------------
  Accrued income                                                                                674,040
--------------------------------------------------------------------------------
  Receivable for capital shares sold                                                             84,216
--------------------------------------------------------------------------------
  Other Assets                                                                                   14,089
--------------------------------------------------------------------------------            -----------
  Total Assets                                                                               47,739,636
--------------------------------------------------------------------------------            -----------
LIABILITIES:
--------------------------------------------------------------------------------
  Income distribution payable                                                                   121,505
--------------------------------------------------------------------------------
  Payable for capital shares redeemed                                                            66,237
--------------------------------------------------------------------------------
  Accrued expenses                                                                               32,175
--------------------------------------------------------------------------------            -----------
  Total Liabilities                                                                             219,917
--------------------------------------------------------------------------------            -----------
  Total Net Assets                                                                           47,519,719
--------------------------------------------------------------------------------            ===========
NET ASSETS:
--------------------------------------------------------------------------------
  Fund Shares of Institutional Class Shares (authorized 50,000,000 -- $0.00001
   par value) on 4,954,473 outstanding shares of beneficial interest                         49,239,126
--------------------------------------------------------------------------------
  Undistributed net investment income                                                            30,798
--------------------------------------------------------------------------------
  Accumulated net realized loss on investments                                               (1,511,530)
--------------------------------------------------------------------------------
  Net unrealized depreciation on investments                                                   (238,675)
--------------------------------------------------------------------------------            -----------
TOTAL NET ASSETS                                                                            $47,519,719
--------------------------------------------------------------------------------            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE -- INSTITUTIONAL CLASS                                                          $9.59
--------------------------------------------------------------------------------            ===========
---------------------------------------------------------------------------------------------------------------


See notes to financial statements.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2002

                                                                   U.S.              SHORT/
                                                                GOVERNMENT        INTERMEDIATE
                                                               MONEY MARKET           BOND              BOND               INCOME
                                                                   FUND               FUND              FUND                FUND
                                                               -------------      -------------     -------------       ------------
INVESTMENT INCOME:
  Interest                                                    $10,086,745        $ 2,879,703       $ 2,372,628         $ 4,349,211
  Dividends                                                            --                 --                --                  --
  Less: Foreign Taxes Withheld                                         --                 --                --                  --
----------------------------------------------------------    -----------        -----------       -----------         -----------
  Total Investment Income                                     $10,086,745          2,879,703         2,372,628           4,349,211
----------------------------------------------------------    -----------        -----------       -----------         -----------
EXPENSES:
----------------------------------------------------------
  Investment advisory fees                                        796,070            240,142           254,267             414,997
----------------------------------------------------------
  Fund administration and accounting fees                         636,863             96,058            84,756             138,333
----------------------------------------------------------
  Custody fees                                                     95,526             14,408            12,713              20,749
----------------------------------------------------------
  Transfer agent fees                                              64,980             34,006            32,223              33,060
----------------------------------------------------------
  Federal and state registration fees                              52,171             31,903            20,731              34,277
----------------------------------------------------------
  Professional fees                                                90,745             16,578            10,822              22,863
----------------------------------------------------------
  Printing fees                                                    21,774              3,275             2,293               6,940
----------------------------------------------------------
  Directors' fees                                                   4,642              1,070               562               2,032
----------------------------------------------------------
  Amortization of organization expenses                                --                 --                --                  --
-----------------------------------------------------------
  Insurance fees                                                    4,178                506               703                 388
-----------------------------------------------------------
  Pricing fees                                                      4,182              6,242             6,531               1,855
-----------------------------------------------------------
  Administrative services plan fees                                     2             48,028            42,377              69,185
----------------------------------------------------------
  Other expenses                                                   22,097                537               913               1,493
----------------------------------------------------------    -----------        -----------       -----------         -----------
  Total expenses                                                1,793,230            492,753           468,891             746,172
----------------------------------------------------------
Less, waiver of:
----------------------------------------------------------
  Investment advisory fees                                       (368,378)           (96,058)          (42,377)           (134,186)
----------------------------------------------------------
  Fund administration and accounting fees                        (159,028)                --                --                  --
----------------------------------------------------------
  Custody fees                                                         --            (14,408)          (12,713)            (20,749)
----------------------------------------------------------
  Administrative services plan fees                                    --            (24,015)          (21,189)            (34,575)
----------------------------------------------------------
  Less: Directed Brokerage                                             --                 --                --                  --
----------------------------------------------------------    -----------        -----------       -----------         -----------
   Net Expenses                                                 1,265,824            358,272           392,612             556,662
----------------------------------------------------------    -----------        -----------       -----------         -----------
NET INVESTMENT INCOME                                           8,820,921          2,521,431         1,980,016           3,792,549
----------------------------------------------------------    -----------        -----------       -----------         -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                          23,763         (1,066,211)           17,484             457,430
----------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                      --           (872,520)       (1,150,339)         (1,136,007)
----------------------------------------------------------    -----------        -----------       -----------         -----------
   Net Gain (Loss) on Investments                                  23,763         (1,938,731)       (1,132,855)           (678,577)
----------------------------------------------------------    -----------        -----------       -----------         -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $ 8,844,684        $   582,700       $   847,161         $ 3,113,972
----------------------------------------------------------    ===========        ===========       ===========         ===========



                                                                  NEBRASKA         COLORADO                             CORE
                                                                  TAX-FREE         TAX-FREE          BALANCED          EQUITY
                                                                    FUND             FUND              FUND             FUND
                                                                -------------    -------------     -------------    -------------
INVESTMENT INCOME:
  Interest                                                      $ 5,009,693       $ 678,928          $264,508       $  241,787
  Dividends                                                              --              --            72,535        2,714,082
  Less: Foreign Taxes Withheld                                           --              --              (216)              --
----------------------------------------------------------      -----------       ---------          --------       ----------
  Total Investment Income                                         5,009,693         678,928           336,827        2,955,869
----------------------------------------------------------      -----------       ---------          --------       ----------
EXPENSES:
----------------------------------------------------------
  Investment advisory fees                                          733,807         108,452            75,777        1,042,730
----------------------------------------------------------
  Fund administration and accounting fees                           209,661          30,986            20,207          278,064
----------------------------------------------------------
  Custody fees                                                       31,448           4,648             3,031           41,708
----------------------------------------------------------
  Transfer agent fees                                                29,833          20,134            29,706           49,740
----------------------------------------------------------
  Federal and state registration fees                                36,977           7,728             9,943           57,024
----------------------------------------------------------
  Professional fees                                                  26,711           4,965             1,511           47,249
----------------------------------------------------------
  Printing fees                                                       8,541           1,342             1,178            9,634
----------------------------------------------------------
  Directors' fees                                                     3,304             391                98            3,196
----------------------------------------------------------
  Amortization of organization expenses                                  --              --               526               --
-----------------------------------------------------------
  Insurance fees                                                        571              86               120            1,478
-----------------------------------------------------------
  Pricing fees                                                        4,158           5,721             3,180            2,746
-----------------------------------------------------------
  Administrative services plan fees                                 104,529              --            10,104          139,052
----------------------------------------------------------
  Other expenses                                                      2,967             341               259            1,725
----------------------------------------------------------      -----------       ---------          --------       ----------
  Total expenses                                                  1,192,507         184,794           155,640        1,674,346
----------------------------------------------------------
Less, waiver of:
----------------------------------------------------------
  Investment advisory fees                                         (209,661)        (40,710)          (16,040)        (125,505)
----------------------------------------------------------
  Fund administration and accounting fees                                --              --                --               --
----------------------------------------------------------
  Custody fees                                                      (31,448)         (4,648)           (3,031)         (41,708)
----------------------------------------------------------
  Administrative services plan fees                                 (52,267)             --            (5,052)         (69,504)
----------------------------------------------------------
  Less: Directed Brokerage                                               --              --            (5,280)              --
----------------------------------------------------------      -----------       ---------          --------       ----------
   Net Expenses                                                     899,131         139,436           126,237        1,437,629
----------------------------------------------------------      -----------       ---------          --------       ----------
NET INVESTMENT INCOME                                             4,110,562         539,492           210,590        1,518,240
----------------------------------------------------------      -----------       ---------          --------       ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                         1,114,401          18,712           (80,279)       4,640,544
----------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                (2,541,760)       (224,068)          353,754        2,345,301
----------------------------------------------------------      -----------       ---------          --------       ----------
   Net Gain (Loss) on Investments                                (1,427,359)       (205,356)          273,475        6,985,845
----------------------------------------------------------      -----------       ---------          --------       ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $ 2,683,203       $ 334,136          $484,065       $8,504,085
----------------------------------------------------------      ===========       =========          ========       ==========


                                                                   GROWTH              SMALL
                                                                OPPORTUNITIES         COMPANY
                                                                    FUND               FUND
                                                                -------------      -------------
INVESTMENT INCOME:
  Interest                                                      $   282,166        $   45,842
  Dividends                                                         403,616           245,977
  Less: Foreign Taxes Withheld                                           --                --
----------------------------------------------------------      -----------        ----------
  Total Investment Income                                           685,782           291,819
----------------------------------------------------------      -----------        ----------
EXPENSES:
----------------------------------------------------------
  Investment advisory fees                                          353,161           127,559
----------------------------------------------------------
  Fund administration and accounting fees                            94,177            30,014
----------------------------------------------------------
  Custody fees                                                       14,126             4,502
----------------------------------------------------------
  Transfer agent fees                                                44,428            41,629
----------------------------------------------------------
  Federal and state registration fees                                57,914            21,506
----------------------------------------------------------
  Professional fees                                                  14,501             2,452
----------------------------------------------------------
  Printing fees                                                       4,228             1,415
----------------------------------------------------------
  Directors' fees                                                       905               214
----------------------------------------------------------
  Amortization of organization expenses                               3,004               654
-----------------------------------------------------------
  Insurance fees                                                        550               176
-----------------------------------------------------------
  Pricing fees                                                        2,795             1,205
-----------------------------------------------------------
  Administrative services plan fees                                      79            15,008
-----------------------------------------------------------
  Other expenses                                                      4,103               678
-----------------------------------------------------------
  Total expenses                                                    593,971           247,012
-----------------------------------------------------------
Less, waiver of:
-----------------------------------------------------------
  Investment advisory fees                                          (91,639)          (52,524)
-----------------------------------------------------------
  Fund administration and accounting fees                                --                --
-----------------------------------------------------------
  Custody fees                                                      (14,126)           (4,502)
-----------------------------------------------------------
  Administrative services plan fees                                      --            (7,469)
-----------------------------------------------------------
  Less: Directed Brokerage                                          (20,174)               --
-----------------------------------------------------------     -----------        ----------
   Net Expenses                                                     468,032           182,517
-----------------------------------------------------------     -----------        ----------
NET INVESTMENT INCOME                                               217,750           109,302
-----------------------------------------------------------     -----------        ----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                        (1,616,894)          340,049
-----------------------------------------------------------
  Change in unrealized appreciation (depreciation)
   on investments                                                 5,552,487         2,920,547
-----------------------------------------------------------     -----------        ----------
   Net Gain (Loss) on Investments                                 3,935,593         3,260,596
-----------------------------------------------------------     -----------        ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                    $ 4,153,343        $3,369,898
-----------------------------------------------------------     ===========        ==========

See notes to financial statements.


42 & 43

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years or Periods Ended March 31,

                                                  U.S. GOVERNMENT          SHORT/INTERMEDIATE
                                                 MONEY MARKET FUND              BOND FUND                 BOND FUND
                                         ---------------------------------------------------------------------------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                               MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,     MAR. 31,      MAR. 31,
                                                 2002         2001          2002         2001         2002          2001
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                    $   8,820,921  $ 16,206,326   $ 2,521,431  $ 1,253,536   $1,980,016   $ 2,534,707
-----------------------------------------
  Net realized gain (loss) on investments         23,763        26,271    (1,066,211)    (102,574)      17,484    (1,049,095)
-----------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments                      --            --      (872,520)   1,153,868   (1,150,339)    3,014,196
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  Net increase in net assets
   resulting from operations                   8,844,684    16,232,597       582,700    2,304,830      847,161     4,499,808
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
-----------------------------------------
   Institutional Class Shares                 (8,820,753)  (16,216,514)   (2,545,648)  (1,240,385)  (2,197,710)   (2,544,950)
-----------------------------------------
   Class A Shares                                    (18)           --            --           --           --            --
-----------------------------------------
   Class B Shares                                     (8)           --            --           --           --            --
-----------------------------------------
  Net capital gains
-----------------------------------------
   Institutional Class Shares                         --            --      (116,008)          --      (43,041)           --
-----------------------------------------
   Class A Shares                                     --            --            --           --           --            --
-----------------------------------------
   Class B Shares                                     --            --            --           --           --            --
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  Total distributions                         (8,820,779)  (16,216,514)   (2,661,656)  (1,240,385)  (2,240,751)   (2,544,950)
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares             1,163,906,597   975,567,965    13,133,586   12,751,108    6,846,715     8,777,469
-----------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets            --            --            --   21,163,442           --            --
-----------------------------------------
  Proceeds from reinvestment of dividends        106,244       299,372     1,186,378      953,149    2,162,176     2,445,573
-----------------------------------------
  Redemption of shares                    (1,194,803,539) (981,198,437)  (11,548,101) (10,113,114) (11,334,153)  (18,514,785)
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  Net increase (decrease)                    (30,790,698)   (5,331,100)    2,771,863   24,754,585   (2,325,262)   (7,291,743)
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  CLASS A SHARES
  Proceeds from sale of shares                     1,610            --            --           --           --            --
-----------------------------------------
  Proceeds from reinvestment of dividends             18            --            --           --           --            --
-----------------------------------------
  Redemption of shares                                --            --            --           --           --            --
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  Net increase                                     1,628            --            --           --           --            --
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  CLASS B SHARES
  Proceeds from sale of shares                     1,100            --            --           --           --            --
-----------------------------------------
  Proceeds from reinvestment of dividends              8            --            --           --           --            --
-----------------------------------------
  Redemption of shares                                --            --            --           --           --            --
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  Net increase                                     1,108            --            --           --           --            --
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  Net increase (decrease) from share
   transactions                              (30,787,962)   (5,331,100)    2,771,863   24,754,585   (2,325,262)   (7,291,743)
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (30,764,057)   (5,315,017)      692,907   25,819,030   (3,718,852)   (5,336,885)
-----------------------------------------
NET ASSETS:
  Beginning of period                        302,568,643   307,883,660    46,826,812   21,007,782   43,207,595    48,544,480
-----------------------------------------  -------------  ------------   -----------  -----------  -----------   -----------
  End of period                            $ 271,804,586  $302,568,643   $47,519,719  $46,826,812  $39,488,743   $43,207,595
-----------------------------------------  =============  ============   ===========  ===========  ===========   ===========
  Undistributed net investment income/
   (Distributions in excess of net
   investment income), end of period       $         829  $         20   $    30,798  $    29,213  $  (116,303)  $    27,559
-----------------------------------------  =============  ============   ===========  ===========  ===========   ===========
--------------------------------------------------------------------------------------------------------------------------------



                                                                                       NEBRASKA
                                                      INCOME FUND                    TAX-FREE FUND
                                         -----------------------------------------------------------------
                                               YEAR ENDED   PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                MAR. 31,       MAR. 31         MAR. 31,       MAR. 31,
                                                  2002         2001(2)           2002          2001(2)
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                       $  3,792,549    $   219,924     $  4,110,562     $  234,327
-----------------------------------------
  Net realized gain (loss) on investments          457,430        (44,921)       1,114,401             --
-----------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments                (1,136,007)        23,023       (2,541,760)       211,230
-----------------------------------------     ------------    -----------    -------------   ------------
  Net increase (decrease) in net assets
   resulting from operations                     3,113,972        198,026        2,683,203        445,557
-----------------------------------------     ------------    -----------    -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
-----------------------------------------
   Institutional Class Shares                   (4,237,154)      (174,385)      (4,156,550)      (175,488)
-----------------------------------------
   Class A Shares                                      (38)            --          (12,103)            --
-----------------------------------------
   Class B Shares                                     (689)            --               --             --
-----------------------------------------
  Net capital gains
-----------------------------------------
   Institutional Class Shares                     (254,028)            --         (859,761)            --
-----------------------------------------
   Class A Shares                                       (4)            --           (2,620)            --
-----------------------------------------
   Class B Shares                                      (92)            --               --             --
-----------------------------------------     ------------    -----------    -------------   ------------
  Total distributions                           (4,492,005)      (174,385)      (5,031,034)      (175,488)
-----------------------------------------     ------------    -----------    -------------   ------------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                  12,865,445        334,592        8,125,228         10,618
-----------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets              --     72,858,668               --    122,700,083
-----------------------------------------
  Proceeds from reinvestment of dividends           24,086         14,089           66,152         11,232
-----------------------------------------
  Redemption of shares                         (18,366,833)    (2,329,687)     (27,735,975)    (1,030,939)
-----------------------------------------     ------------    -----------    -------------   ------------
  Net increase (decrease)                       (5,477,302)    70,877,662      (19,544,595)   121,690,994
-----------------------------------------     ------------    -----------    -------------   ------------
  CLASS A SHARES
  Proceeds from sale of shares                       1,101             --        3,922,940             --
-----------------------------------------
  Proceeds from reinvestment of dividends               42             --           14,093             --
-----------------------------------------
  Redemption of shares                                  --             --          (18,815)            --
-----------------------------------------     ------------    -----------    -------------   ------------
  Net increase                                       1,143             --        3,918,218             --
-----------------------------------------     ------------    -----------    -------------   ------------
  CLASS B SHARES
  Proceeds from sale of shares                      30,767             --               --             --
-----------------------------------------
  Proceeds from reinvestment of dividends              784             --               --             --
-----------------------------------------
  Redemption of shares                                  --             --               --             --
-----------------------------------------     ------------    -----------    -------------   ------------
  Net increase                                      31,551             --               --             --
-----------------------------------------     ------------    -----------    -------------   ------------
  Net increase (decrease) from share
   transactions                                 (5,444,608)    70,877,662      (15,626,377)   121,690,994
-----------------------------------------     ------------    -----------    -------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (6,822,641)    70,901,303      (17,974,208)   121,961,063
-----------------------------------------
NET ASSETS:
  Beginning of period                           70,901,303             --      121,961,063             --
-----------------------------------------     ------------    -----------    -------------   ------------
  End of period                               $ 64,078,662    $70,901,303    $ 103,986,855   $121,961,063
-----------------------------------------     ============    ===========    =============   ============
  Undistributed net investment income/
   (Distributions in excess of net
   investment income), end of period          $   (567,280)   $    45,539    $         748   $     58,839
-----------------------------------------     ============    ===========    =============   ============
---------------------------------------------------------------------------------------------------------


                                                      COLORADO
                                                    TAX-FREE FUND                  BALANCED FUND
                                         ---------------------------------------------------------------
                                              YEAR ENDED   PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                               MAR. 31,      MAR. 31,         MAR. 31,       MAR. 31,
                                                 2002         2001(2)           2002           2001
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                        $  539,492      $  22,919     $   210,590       $ 209,924
-----------------------------------------
  Net realized gain (loss) on investments          18,712             --         (80,279)       (155,867)
-----------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments                 (224,068)        55,760         353,754         494,616
-----------------------------------------     -----------    -----------     -----------    ------------
  Net increase (decrease) in net assets
   resulting from operations                      334,136         78,679         484,065         548,673
-----------------------------------------     -----------    -----------     -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
-----------------------------------------
   Institutional Class Shares                    (544,175)       (18,220)       (206,273)       (212,955)
-----------------------------------------
   Class A Shares                                     (19)            --              --              --
-----------------------------------------
   Class B Shares                                      --             --              --              --
-----------------------------------------
  Net capital gains
-----------------------------------------
   Institutional Class Shares                          --             --              --          (3,175)
-----------------------------------------
   Class A Shares                                      --             --              --              --
-----------------------------------------
   Class B Shares                                      --             --              --              --
-----------------------------------------     -----------    -----------     -----------    ------------
  Total distributions                            (544,194)       (18,220)       (206,273)       (216,130)
-----------------------------------------     -----------    -----------     -----------    ------------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                  7,893,529      1,048,791      10,676,067       1,955,159
-----------------------------------------
  Proceeds in connection with the
   acquisition of Common Trust Fund assets             --     10,977,827              --              --
-----------------------------------------
  Proceeds from reinvestment of dividends           1,926             --         204,713         215,615
-----------------------------------------
  Redemption of shares                         (2,965,880)      (231,679)     (2,933,116)     (8,100,110)
-----------------------------------------     -----------    -----------     -----------    ------------
  Net increase (decrease)                       4,929,575     11,794,939       7,947,664      (5,929,336)
-----------------------------------------     -----------    -----------     -----------    ------------
  CLASS A SHARES
  Proceeds from sale of shares                      1,100             --              --              --
-----------------------------------------
  Proceeds from reinvestment of dividends              22             --              --              --
-----------------------------------------
  Redemption of shares                                 --             --              --              --
-----------------------------------------     -----------    -----------     -----------    ------------
  Net increase                                      1,122             --              --              --
-----------------------------------------     -----------    -----------     -----------    ------------
  CLASS B SHARES
  Proceeds from sale of shares                         --             --              --              --
-----------------------------------------
  Proceeds from reinvestment of dividends              --             --              --              --
-----------------------------------------
  Redemption of shares                                 --             --              --              --
-----------------------------------------     -----------    -----------     -----------    ------------
  Net increase                                         --             --              --              --
-----------------------------------------     -----------    -----------     -----------    ------------
  Net increase (decrease) from share
   transactions                                 4,930,697     11,794,939       7,947,664      (5,929,336)
-----------------------------------------     -----------    -----------     -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         4,720,639     11,855,398       8,225,456      (5,596,793)
-----------------------------------------
NET ASSETS:
  Beginning of period                          11,855,398             --       6,413,819      12,010,612
-----------------------------------------     -----------    -----------     -----------    ------------
  End of period                               $16,576,037    $11,855,398     $14,639,275    $  6,413,819
-----------------------------------------     ===========    ===========     ===========    ============
  Undistributed net investment income/
   (Distributions in excess of net
   investment income), end of period          $        (3)   $     4,699     $     7,198    $      2,355
-----------------------------------------     ===========    ===========     ===========    ============
--------------------------------------------------------------------------------------------------------

(1) See Note 6 in the notes to the financial statements for additional information.
(2) Commenced operations on March 9, 2001.
Amounts designated as "--" are either $0 or have been rounded to $0.

See notes to financial statements.



44 & 45

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
For the Years or Periods Ended March 31,

                                                       CORE                      GROWTH
                                                    EQUITY FUND            OPPORTUNITIES FUND          SMALL COMPANY FUND
                                             -------------------------   ------------------------   ------------------------
                                             YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                              MAR. 31,        MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,
                                                2002           2001         2002          2001         2002          2001
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                      $ 1,518,240    $  763,809   $  217,750     $ 213,162   $  109,302    $  99,083
-------------------------------------------
  Net realized gain (loss) on investments      4,640,544     4,414,734   (1,616,894)      227,635      340,049      188,390
-------------------------------------------
  Change in unrealized appreciation
   (depreciation) on investments               2,345,301    (4,323,480)   5,552,487    (1,804,479)   2,920,547    1,279,239
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations                   8,504,085       855,063    4,153,343    (1,363,682)   3,369,898    1,566,712
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
-------------------------------------------
   Institutional Class Shares                 (1,536,798)     (765,857)    (317,857)     (158,449)    (110,495)     (99,048)
-------------------------------------------
   Class A Shares                                    (89)           --          (65)           --         (165)          --
-------------------------------------------
   Class B Shares                                    (53)           --          (48)           --           (9)          --
-------------------------------------------
  Return of capital - Institutional Class Shares      --      (155,964)          --            --           --           --
-------------------------------------------
  Net capital gains
-------------------------------------------
   Institutional Class Shares                 (1,864,740)     (350,093)          --            --     (174,186)          --
-------------------------------------------
   Class A Shares                                    (57)           --           --            --         (888)          --
-------------------------------------------
   Class B Shares                                   (542)           --           --            --         (469)          --
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  Total distributions                         (3,402,279)   (1,271,914)    (317,970)     (158,449)    (286,212)     (99,048)
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS (1):
  INSTITUTIONAL CLASS SHARES
  Proceeds from sale of shares                11,032,795     7,396,319   12,872,287    20,742,732   11,264,655    5,589,237
-------------------------------------------
  Proceeds in connection with the acquisition
   of Common Trust Fund assets                        --    99,277,550           --    20,627,084           --          --
-------------------------------------------
  Proceeds from reinvestment of dividends      1,271,884     1,231,267      141,957       114,264      198,205       82,011
-------------------------------------------
  Redemption of shares                       (29,198,444)  (50,933,797)  (8,867,683)  (17,384,825)  (3,016,599)  (4,735,338)
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  Net increase (decrease)                    (16,893,765)   56,971,339    4,146,561    24,099,255    8,446,261      935,910
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  CLASS A SHARES
  Proceeds from sale of shares                    32,593            --       40,574            --      104,053           --
-------------------------------------------
  Proceeds from reinvestment of dividends            145            --           58            --        1,053           --
-------------------------------------------
  Redemption of shares                                --            --           --            --      (13,479)         --
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  Net increase                                    32,738            --       40,632            --       91,627           --
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  CLASS B SHARES
  Proceeds from sale of shares                    40,275            --       97,828            --      111,734           --
-------------------------------------------
  Proceeds from reinvestment of dividends            595            --           42            --          478           --
-------------------------------------------
  Redemption of shares                                --            --           --            --           --           --
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  Net increase                                    40,870            --       97,870            --      112,212
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  Net increase (decrease) from share
  transactions                               (16,820,157)   56,971,339    4,285,063    24,099,255    8,650,100      935,910
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (11,718,351)   56,554,488    8,120,436    22,577,124   11,733,786    2,403,574
-------------------------------------------
NET ASSETS:
  Beginning of period                        144,091,616    87,537,128   45,589,979    23,012,855   11,027,199    8,623,625
------------------------------------------- ------------  ------------  -----------  ------------  -----------  -----------
  End of period                             $132,373,265  $144,091,616  $53,710,415  $ 45,589,979  $22,760,985  $11,027,199
------------------------------------------- ============  ============  ===========  ============  ===========  ===========
  Undistributed net investment income/
   (Distributions in excess of net investment
   income), end of period                   $         --  $         --  $        --  $     67,361  $       271  $     3,560
------------------------------------------- ============  ============  ===========  ============  ===========  ===========

(1) See Note 6 in the notes to the financial statements for additional information.
Amounts designated as "--" are either $0 or have been rounded to $0.

See notes to financial statements.

                       THIS PAGE LEFT INTENTIONALLY BLANK.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Periods Ended March 31, (Unless Otherwise Indicated)


                               Net Realized
                                   and          Distributions                                    Ratio of  Ratio of Net
           Net Asset            Unrealized  --------------------  Net Asset                         Net     Investment  Ratio of
             Value       Net       Gains       Net                  Value,          Net Assets,   Expenses  Income to  Net Expenses
           Beginning Investment (Losses) on Investment  Capital    End of   Total     End of     to Average  Average    to Average
           of Period   Income   Investments   Income     Gains     Period  Return+ Period (000s) Net Assets Net Assets Net Assets++
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
Institutional Class
2002        $ 1.00    $0.03        $   --    $(0.03)   $   --     $ 1.00    2.89%    $271,802      0.40%        2.77%        0.56%
2001          1.00     0.06            --     (0.06)       --       1.00    6.03      302,569      0.40         5.87         0.58
2000          1.00     0.05            --     (0.05)       --       1.00    5.06      307,884      0.39         5.10         0.55
1999          1.00     0.05            --     (0.05)       --       1.00    4.63      133,730      0.54         4.52         0.58
1998          1.00     0.05            --     (0.05)       --       1.00    4.95      100,497      0.55         4.83         0.58
Class A
2002(2)     $ 1.00    $0.01        $   --    $(0.01)   $   --     $ 1.00    2.66%    $      2      0.49%        2.05%        0.53%
Class B
2002(2)     $ 1.00    $0.01        $   --    $(0.01)   $   --     $ 1.00    1.68%    $      1      1.32%        1.28%        1.51%

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
Institutional Class
2002(3)     $10.01    $0.52        $(0.39)   $(0.53)   $(0.02)    $ 9.59    1.26%    $ 47,520      0.75%        5.23%        1.03%
2001          9.56     0.53          0.45     (0.53)       --      10.01   10.52       46,827      0.96         5.57         1.14
2000         10.01     0.51         (0.45)    (0.51)       --       9.56    0.71       21,008      1.02         5.28         1.18
1999          9.97     0.51          0.04     (0.51)       --      10.01    5.61       21,636      0.97         5.05         1.13
1998          9.73     0.56          0.24     (0.56)       --       9.97    8.37       19,509      0.99         5.54         1.15

---------
BOND FUND
---------
Institutional Class
2002(3)     $10.02    $0.52        $(0.33)   $(0.52)   $(0.01)    $ 9.68    1.85%    $ 39,489      0.93%        4.54%        1.11%
2001          9.59     0.54          0.43     (0.54)       --      10.02   10.52       43,208      0.95         5.58         1.12
2000         10.42     0.57         (0.67)    (0.58)    (0.15)      9.59   (0.90)      48,544      0.91         5.68         1.08
1999         10.45     0.61            --     (0.61)    (0.03)     10.42    5.93       82,420      0.88         5.78         1.05
1998          9.84     0.59          0.61     (0.59)       --      10.45   12.50       77,671      0.89         5.74         1.05

-----------
INCOME FUND
-----------
Institutional Class
2002(3)     $10.00    $0.61        $(0.15)   $(0.61)   $(0.04)    $ 9.81    4.65%    $ 64,047      0.81%        4.83%        1.08%
2001(1)      10.00     0.03         (0.01)    (0.02)       --      10.00    0.25       70,901      1.09         5.62         1.37
Class A
2002(2) (3) $10.09    $0.34        $(0.23)   $(0.34)   $(0.04)    $ 9.82    4.48%    $      2      0.98%        5.90%        1.21%
Class B
2002(2) (3) $10.09    $0.34        $(0.23)   $(0.34)   $(0.04)    $ 9.82    4.13%    $     30      1.70%        5.15%        1.93%




             Ratio of Net
              Investment
              Income to   Portfolio
               Average    Turnover
             Net Assets++    Rate
------------------------------------
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
Institutional Class
2002              2.61%      N/A
2001              5.69       N/A
2000              4.94       N/A
1999              4.48       N/A
1998              4.80       N/A
Class A
2002(2)           2.01%      N/A
Class B
2002(2)           1.09%      N/A

----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
Institutional Class
2002(3)           4.95%   117.82%
2001              5.39     68.51
2000              5.12     36.41
1999              4.89     21.36
1998              5.38     26.58

---------
BOND FUND
---------
Institutional Class
2002(3)           4.36%    99.11%
2001              5.41     83.56
2000              5.51     18.39
1999              5.61     31.35
1998              5.58     19.03

-----------
INCOME FUND
-----------
Institutional Class
2002(3)           4.56%    85.17%
2001(1)           5.34      3.51
Class A
2002(2) (3)       5.67%    85.17%
Class B
2002(2) (3)       4.92%    85.17%

See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------



                               Net Realized
                                   and                Distributions                                         Ratio of  Ratio of Net
           Net Asset            Unrealized  ------------------------------   Net Asset                         Net     Investment
             Value       Net       Gains       Net                            Value,          Net Assets,   Expenses  Income to
           Beginning Investment (Losses) on Investment   Return    Capital    End of   Total     End of     to Average  Average
           of Period   Income   Investments   Income   of Capital   Gains     Period  Return+ Period (000s) Net Assets Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------
NEBRASKA TAX-FREE FUND
----------------------
Institutional Class
2002       $10.02      $0.40     $(0.13)     $(0.40)    $  --      $(0.08)   $ 9.81    2.79%     $100,111     0.86%       3.92%
2001(1)     10.00       0.02       0.02       (0.02)       --          --     10.02    0.34       121,961     1.10        3.49
Class A
2002(2)    $10.16      $0.32     $(0.28)     $(0.32)    $  --      $(0.07)   $ 9.81    3.64%     $  3,876     1.00%       4.04%

----------------------
COLORADO TAX-FREE FUND
----------------------
Institutional Class
2002       $10.06      $0.35     $(0.13)     $(0.35)    $  --      $   --    $ 9.93    2.22%     $ 16,575     0.90%       3.48%
2001(1)     10.00       0.02       0.06       (0.02)       --          --     10.06    0.76        11,855     0.90        3.67
Class A
2002(2)    $10.23      $0.18     $(0.30)     $(0.18)    $  --      $   --    $ 9.93    1.45%     $      1     1.35%       3.03%

-------------
BALANCED FUND
-------------
Institutional Class
2002       $ 9.75      $0.21     $ 0.19      $(0.20)    $  --      $   --    $ 9.95    4.10%     $ 14,639     1.25%       2.09%
2001         9.29       0.27       0.46       (0.27)       --          --      9.75    8.10         6,414     1.73        2.88
2000        11.06       0.34      (0.98)      (0.35)       --       (0.78)     9.29   (6.18)       12,010     1.10        3.16
1999        12.24       0.38      (0.81)      (0.38)       --       (0.37)    11.06   (3.73)       23,883     1.01        3.20
1998        10.41       0.38       1.90       (0.38)       --       (0.07)    12.24   22.34        25,692     0.88        3.37

----------------
CORE EQUITY FUND
----------------
Institutional Class
2002        $9.51      $0.12     $ 0.50      $(0.11)    $  --      $(0.13)   $ 9.89    6.64%     $132,295     1.03%       1.09%
2001         9.00       0.12       0.57       (0.11)    (0.02)      (0.05)     9.51    7.82       144,092     1.11        1.10
2000        13.36       0.19      (1.21)      (0.19)       --       (3.15)     9.00   (9.29)       87,537     1.07        1.47
1999        16.19       0.26      (1.66)      (0.26)       --       (1.17)    13.36   (9.20)      231,586     1.03        1.74
1998        13.74       0.29       3.50       (0.29)       --       (1.05)    16.19   28.89       312,073     1.03        1.89
Class A
2002(2)     $9.51      $0.05     $ 0.50      $(0.05)    $  --      $(0.13)   $ 9.88    6.31%     $     34     1.22%       0.86%
Class B
2002(2)     $9.51      $0.01     $ 0.51      $(0.02)    $  --      $(0.13)   $ 9.88    5.69%     $     44     1.97%       0.13%



                          Ratio of Net
             Ratio of      Investment
           Net Expenses   Income to   Portfolio
             to Average     Average    Turnover
            Net Assets++  Net Assets++   Rate
------------------------------------------------
----------------------
NEBRASKA TAX-FREE FUND
----------------------
Institutional Class
2002          1.14%        3.64%       49.72%
2001(1)       1.38         3.21           --
Class A
2002(2)       1.26%        3.78%       49.72%

----------------------
COLORADO TAX-FREE FUND
----------------------
Institutional Class
2002          1.19%        3.19%        3.32%
2001(1)       1.57         3.00           --
Class A
2002(2)       1.66%        2.72%        3.32%

-------------
BALANCED FUND
-------------
Institutional Class
2002          1.54%        1.80%       84.57%
2001          2.09         2.52        77.44
2000          1.42         2.84        31.43
1999          1.32         2.89        33.17
1998          1.43         2.82        10.46

----------------
CORE EQUITY FUND
----------------
Institutional Class
2002           1.20%        0.92%      15.90%
2001           1.23         0.98       85.62
2000           1.18         1.36       23.29
1999           1.15         1.62       24.19
1998           1.14         1.78       15.87
Class A
2002(2)        1.33%        0.75%      15.90%
Class B
2002(2)        2.08%        0.02%      15.90%

 +  Returns are for the period indicated and have not been annualized.
++  Inclusive of directed brokerage arrangements, waivers & reimbursements.
(1) Commenced operations on March 9, 2001. All ratios for the period have been annualized.
(2) Commenced operations on August 31, 2001. All ratios for the period have been annualized.
(3) See Note (i) in Notes to Financial Statements, "Implementation of New Accounting Standards".
Amounts designated as "--" are either $0 or have been rounded to $0.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
For the Periods Ended March 31, (Unless Otherwise Indicated)

                               Net Realized
                                   and            Distributions                                    Ratio of  Ratio of Net
           Net Asset            Unrealized  ----------------------   Net Asset                         Net     Investment
             Value       Net       Gains       Net                    Value,          Net Assets,   Expenses  Income to
           Beginning Investment (Losses) on Investment    Capital    End of   Total     End of     to Average  Average
           of Period   Income   Investments   Income       Gains     Period  Return+ Period (000s) Net Assets Net Assets
-------------------------------------------------------------------------------------------------------------------------
-------------------------
GROWTH OPPORTUNITIES FUND
-------------------------
Institutional Class
2002       $11.22     $ 0.06     $ 0.90       $(0.08)     $  --     $12.10    8.58%    $53,558        0.99%      0.47%
2001        11.44       0.07      (0.23)       (0.06)        --      11.22   (1.38)     45,590        0.96       0.89
2000         9.48       0.01       1.95           --         --      11.44   20.72      23,013        1.03       0.10
1999(1)     10.00       0.10      (0.53)       (0.09)        --       9.48   (4.28)     14,318        1.21       1.15
Class A
2002(2)    $11.19     $ 0.01     $ 0.90       $(0.02)     $  --     $12.08    8.06%    $    45        1.30%         0%
Class B
2002(2)    $11.19     $(0.02)    $ 0.88       $(0.01)     $  --     $12.04    7.39%    $   107        2.05%     (0.78)%

------------------
SMALL COMPANY FUND
------------------
Institutional Class
2002       $12.26     $ 0.10     $ 2.68       $(0.10)    $(0.15)    $14.79   22.95%    $22,532        1.21%      0.73%
2001        10.31       0.12       1.95        (0.12)        --      12.26   20.12      11,027        1.53       1.07
2000         9.85       0.10       0.65        (0.10)     (0.19)     10.31    7.55       8,624        1.46       0.89
1999        12.94       0.18      (2.73)       (0.18)     (0.36)      9.85  (20.18)     13,096        1.21       1.55
1998        10.52       0.19       2.88        (0.19)     (0.46)     12.94   29.60      17,019        1.11       1.62
Class A
2002(2)    $13.42     $ 0.03     $ 1.51       $(0.03)    $(0.15)    $14.78   22.37%    $   107        1.43%      0.33%
Class B
2002(2)    $13.42     $(0.01)    $ 1.51       $   --     $(0.15)    $14.77   21.62%    $   122        2.17%     (0.47)%


                         Ratio of Net
             Ratio of      Investment
           Net Expenses   Income to   Portfolio
            to Average     Average    Turnover
           Net Assets++  Net Assets++    Rate
-------------------------------------------------
-------------------------
GROWTH OPPORTUNITIES FUND
-------------------------
Institutional Class
2002          1.26%        0.20%       82.77%
2001          1.28         0.57        71.62
2000          1.41        (0.28)       73.90
1999(1)       1.63         0.73        71.80
Class A
2002(2)       1.55%       (0.25)%      82.77%
Class B
2002(2)       2.33%       (1.06)%      82.77%

------------------
SMALL COMPANY FUND
------------------
Institutional Class
2002          1.64%        0.30%       27.38%
2001          2.03         0.57        45.58
2000          2.02         0.33        36.71
1999          1.71         1.05        26.20
1998          1.92         0.81        16.54
Class A
2002(2)       1.81%       (0.05)%      27.38%
Class B
2001(2)       2.55%       (0.85)%      27.38%

 +  Returns are for the period indicated and have not been annualized.
++  Inclusive of directed brokerage arrangements, waivers & reimbursements.
(1) Commenced operations on April 1, 1998. All ratios for the period have been annualized.
(2) Commenced operations on August 31, 2001. All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.
See notes to financial statements.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2002

1. Organization

First Focus Funds, Inc. (formerly known as First Omaha Funds, Inc.) (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series is a diversified portfolio representing a distinct portfolio with its own investment objectives and policies. At March 31, 2002, the series presently authorized are the U.S. Government Money Market Fund, the Short/Intermediate Bond Fund, the Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Colorado Tax-Free Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund and the Small Company Fund (individually referred to as a "Fund" and collectively as the "Funds").

The Nebraska Tax-Free and Colorado Tax-Free Funds concentrate their investments in a single state and therefore have more credit risk related to the economic conditions of that state than a Fund with broader geographical diversification.

All Funds presently offer Institutional Class shares. Class A and B shares are offered by the U.S. Government Money Market Fund, Income Fund, Core Equity Fund, Growth Opportunities Fund and Small Company Fund. Class A shares are offered by the Nebraska Tax-Free Fund and Colorado Tax-Free Fund. Class A shares are sold with a front end sales charge with the exception of the U.S. Government Money Market Fund. Class B shares are sold with a contingent deferred sales charge for seven years. Institutional Class shares are offered without a sales charge. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.


2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded in the over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, FNB Fund Advisers ("FNB") or FNC Fund Advisers ("FNC") collectively, the "Advisers", both divisions of First National Bank, and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Money Market Fund are valued at either amortized

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2002

cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

In April 1998, the AICPA issued the Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized costs will continue to be amortized over a period of sixty months. Any future start-up organization costs will be expensed as incurred.

In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

(D) EXPENSES

Each Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective daily net assets.

(E) CLASSES OF SHARES

Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------





(F) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Money Market Fund, the Short/Intermediate Bond Fund, the Bond Fund, the Income Fund, the Nebraska Tax-Free Fund and the Colorado Tax-Free Fund declare dividends of net investment income daily, the Core Equity Fund and the Small Company Fund pay monthly, the Balanced Fund declares and pays quarterly and the Growth Opportunities Fund declares and pays annually. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.
                                                    ACCUMULATED
                                     UNDISTRIBUTED   REALIZED
                           PAID-IN- NET INVESTMENT    CAPITAL
FUND                       CAPITAL   INCOME/(LOSS)  GAIN/(LOSS)
----                       -------- --------------  -----------
U.S. Government Money
  Market Fund               $  --     $     667       $ (667)
Short/Intermediate
  Bond Fund                    --           (30)          30
Bond Fund                      --        11,293      (11,293)
Income Fund                    --       452,683     (452,683)
Balanced Fund                (526)          526           --
Core Equity Fund               --        18,700      (18,700)
Growth Opportunities Fund (32,859)       32,859           --
Small Company Fund           (653)       (1,922)       2,575


(G) FEDERAL INCOME TAXES

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

The Funds had capital loss carryforwards at March 31, 2002 as follows:

                                                                          POST 10/31
             EXPIRES  EXPIRES  EXPIRES  EXPIRES  EXPIRES  EXPIRES  EXPIRES  DEFERRED
FUND          2003     2004     2005     2007     2008     2009     2010     LOSS
----         ------   ------   ------   ------   ------   ------   ------   ------
Short/
 Intermediate
 Bond Fund     --       --       --        --        --        --        -- 1,511,529
Bond Fund      --       --       --        --        -- 1,570,528             205,873
Income Fund    --       --       --        --        --        --        --   294,299
Balanced Fund  --       --       --        --        -- 1,976,125   111,228
Growth
 Opportunities
 Fund          --       --       --    56,646   464,607        -- 1,442,347   199,096
Small Company
 Fund          --       --       --        --        --        --        --    97,465

It is management's intention to make no distribution of any future realized capital gains until the Federal income tax loss carryforwards are exhausted.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2002



The tax character of dividends and distributions paid during the years ended March 31, 2002 and March 31, 2001 were as follows (000):

                             ORDINARY               LONG-TERM          TAX-EXEMPT         RETURN
                              INCOME              CAPITAL GAIN           INCOME         OF CAPITAL            TOTALS
                         2002       2001        2002       2001      2002     2001     2002     2001     2002       2001
U.S. Government
  Money Market Fund  $8,820,779 $16,216,514   $      --  $    -- $      -- $    --  $    --   $    -- $8,820,779 $16,216,514
Short/Intermediate
  Bond Fund           2,545,678   1,240,385     115,978       --        --      --       --        --  2,661,656   1,240,385
Bond Fund             2,240,751   2,544,950          --       --        --      --       --        --  2,240,751   2,544,950
Income Fund           4,330,782     174,385     161,223       --        --      --       --        --  4,492,005     174,385
Nebraska Tax-Free
  Fund                  185,803       4,703     770,975       -- 4,074,256 170,785       --        --  5,031,034     175,488
Colorado Tax-Free
  Fund                    2,948          --          --       --   541,246  18,220       --        --    544,194      18,220
Balanced Fund           206,273     212,959          --    3,171        --      --       --        --    206,273     216,130
Core Equity Fund      1,518,241     765,898   1,884,038  350,052        --      --       --   155,964  3,402,279   1,271,914
Growth Opportunites
  Fund                  288,115     158,449          --       --        --      --   29,855        --    317,970     158,449
Small Company Fund      110,678      99,048     175,534       --        --      --       --        --    286,212      99,048

Amounts designated as "--" are either $0 or have been rounded to $0

As of March 31, 2002, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows (000):

                                                                                                                    TOTAL
                      UNDISTRIBUTED                                                                             DISTRIBUTABLE
                     SHORT-TERM GAIN UNDISTRIBUTED  OTHER   UNDISTRIBUTED                            UNREALIZED    EARNINGS/
                      AND ORDINARY    TAX-EXEMPT  TEMPORARY   LONG-TERM CAPITAL LOSS POST OCTOBER  APPRECIATION/ (ACCUMULATED
                         INCOME         INCOME   ADJUSTMENTS CAPITAL GAIN CARRYOVER  LOSS DEFERRAL (DEPRECIATION)   LOSSES)
U.S. Government
  Money Market Fund      $394,151  $        --  $(369,559)   $     --  $        --   $        --  $       --   $    24,592
Short/Intermediate
  Bond Fund               208,503           --   (208,841)         --           --    (1,511,529)   (207,540)   (1,719,407)
Bond Fund                 174,507           --   (174,652)         --   (1,570,528)     (205,873)   (620,883)   (2,397,429)
Income Fund               335,347           --   (335,455)         --           --      (294,299)   (767,667)   (1,062,074)
Nebraska Tax-Free Fund    103,433      352,184   (359,827)    156,977           --            --     370,827       623,594
Colorado Tax-Free Fund        252       50,544    (50,798)     18,711           --           --      154,504       173,213
Balanced Fund               7,199           --         --          --   (2,087,353)           --     690,121    (1,390,033)
Core Equity Fund               --           --         --     766,342           --            --  32,778,536    33,544,878
Growth Opportunites Fund       --           --         --          --   (1,963,600)     (199,097) 11,706,996     9,544,299
Small Company Fund             72           --        195          --           --       (97,465)  3,347,661     3,250,463

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------



(H) SECURITIES PURCHASES ON A WHEN-ISSUED BASIS

Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of the securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. At March 31, 2002, the Nebraska Tax-Free Fund had outstanding when issued commitments of $1,542,068.

(I) USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(J) IMPLEMENTATION OF NEW ACCOUNTING STANDARDS:

The Funds implemented the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), as required on April 1, 2001. Prior to April 1, 2001, the Short/Intermediate Bond Fund, the Bond Fund and the Income Fund did not amortize premiums or accrete market discounts on fixed income securities. The cumulative effect of the accounting changes had no impact on total net assets of the Funds or Funds' net asset value, but resulted in a $31,138 increase in securities for the Short/Intermediate Bond Fund and a $62,539 and $620,170 reduction in cost of securities for the Bond and the Income Funds. There was a corresponding $31,138 decrease in the Short/Intermediate Bond Fund's net unrealized depreciation, and $62,539 and $620,170 increase in net unrealized appreciation for the Bond and the Income Funds, based on securities held by the Funds on April 1, 2001. The effect of this change for the period ended March 31, 2002 was to increase the Short/Intermediate Bond Fund's net investment income by $5,305 and decrease the Bond and the Income Funds' net investment income by $233,031 and $399,803. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

The effect of this change on the financial highlights for the Funds, for the year ended March 31, 2002 was:

                                                RATIO OF
                                          NET INVESTMENT INCOME
                  IMPACT OF ADOPTION ON   TO AVERAGE NET ASSETS
                 ------------------------ ---------------------
                     NET        REALIZED
                 INVESTMENT       AND
                   INCOME      UNREALIZED     BEFORE    AFTER
                  PER SHARE GAINS PER SHARE ADOPTION  ADOPTION
                 ---------- --------------- -------- ---------
Short/Intermediate
  Bond Fund           --          --          5.24%    5.23%
Bond Fund             --          --          5.22%    4.54%
Income Fund           --          --          6.06%    4.83%

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2002



(K) OTHER

Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

3. Investment Advisory and Other Agreements

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to FNB, 0.25% for the U.S. Government Money Market Fund, 0.50% for the Short/Intermediate Bond Fund, 0.60% for the Bond Fund, 0.60% for the Income Fund, 0.70% for the Nebraska Tax-Free Fund, 0.75% for the Balanced Fund, 0.75% for the Core Equity Fund, and 0.85% for the Small Company Fund; and to FNC, 0.70% for the Colorado Tax-Free Fund and 0.75% for the Growth Opportunities Fund.

FNB also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. The transfer agent also receives compensation from each of the Funds for such services. For the year ended March 31, 2002, the custodian waived all of its fees in all of the Funds, with the exception of the U.S. Government Money Market Fund.


SEI Investments Mutual Funds Services (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and accounting services, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets, subject to an aggregate minimum fee of $968,500 for all Funds.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

SEI Investments Distribution Co. (the "Distributor") acts as Distributor for each of the Funds pursuant to a Distribution Agreement with the Company.

4. Distribution and Service Plans

The Company's Board of Directors has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class A shares of each Fund ("Class A Plan"). The Class A Plan permits payment of Distribution fees of 0.25% of the average daily net assets of that Class. The Company's Board of Directors has also adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act for Class B shares of each Fund ("Class B Plan"). The Class B Plan permits Distribution fees of 0.75% and Service fees of 0.25% of the average daily net assets of that Class. Such amounts may be used to pay banks, broker/dealers and other institutions, which may include the Advisers, their correspondents and affiliated banks and the Distributor for distribution and shareholder services.

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

Some Funds direct certain portfolio trades to brokers who pay a portion of their expenses. Under this arrangement, the following Funds had expenses reduced by the amounts shown below. The effect on the Fund's expense ratios, as a percentage of the average net assets of the Fund on an annualized basis, for the year ended March 31, 2002, is as follows:

FUND                               RATIO       AMOUNT
----                              -------      ------
Balanced Fund                      .05%        $5,280
Growth Opportunities Fund          .04%        20,174

5. Administrative Services Plan

The Company has adopted an Administrative Services Plan for the Institutional Class pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Short/Intermediate Bond Fund, the Bond Fund, the Income Fund, the Nebraska Tax-Free Fund, the Balanced Fund, the Core Equity Fund and the Small Company Fund.

6. Capital Stock

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2002

                                                   U.S. GOVERNMENT          SHORT/INTERMEDIATE
                                                  MONEY MARKET FUND              BOND FUND                  BOND FUND
                                               -----------------------    -----------------------    -----------------------
                                               YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,
                                                  2002         2001          2002         2001          2002         2001
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                              1,163,906,583   975,567,916     1,319,726    1,309,276     683,061      905,870
-----------------------------------------
  Shares issued in connection with the
   acquisition of Common Trust
   Fund assets                                        --            --            --    2,120,161          --           --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                  106,258       299,372       119,440       98,401     216,695      253,539
-----------------------------------------
  Shares redeemed                         (1,194,803,525) (981,198,637)   (1,163,313)  (1,047,697) (1,133,390)  (1,908,602)
----------------------------------------- --------------  ------------    ----------   ----------  ----------   ----------
  Net increase (decrease)                    (30,790,684)   (5,331,349)      275,853    2,480,141    (233,634)    (749,193)
----------------------------------------- --------------  ------------    ----------   ----------  ----------   ----------
  CLASS A SHARES
  Shares sold                                      1,610            --            --           --          --           --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                       18            --            --           --          --           --
-----------------------------------------
  Shares redeemed                                     --            --            --           --          --           --
----------------------------------------- --------------  ------------    ----------   ----------  ----------   ----------
  Net increase                                     1,628            --            --           --          --           --
----------------------------------------- --------------  ------------    ----------   ----------  ----------   ----------
  CLASS B SHARES
  Shares sold                                      1,100            --            --           --          --           --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        8            --            --           --          --           --
-----------------------------------------
  Shares redeemed                                     --            --            --           --          --           --
----------------------------------------- --------------  ------------    ----------   ----------  ----------   ----------
  Net increase                                     1,108            --            --           --          --           --
----------------------------------------- --------------  ------------    ----------   ----------  ----------   ----------
Net increase (decrease) from share
    transactions                             (30,787,948)   (5,331,349)      275,853    2,480,141    (233,634)    (749,193)
========================================= ==============  ============    ==========   ==========  ==========   ==========
---------------------------------------------------------------------------------------------------------------------------

                                                                                      NEBRASKA
                                                      INCOME FUND                   TAX-FREE FUND
                                              ---------------------------    ---------------------------
                                              YEAR ENDED     PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                                               MAR. 31,         MAR. 31       MAR. 31,        MAR. 31,
                                                 2002           2001(1)         2002           2001(1)
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                   1,279,248          33,252        812,592           1,060
-----------------------------------------
  Shares issued in connection with the
   acquisition of Common Trust
   Fund assets                                         --       7,285,867             --      12,270,008
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                     2,400           1,412          6,639           1,121
-----------------------------------------
  Shares redeemed                              (1,840,619)       (232,711)    (2,778,911)       (102,887)
-----------------------------------------      ----------       ---------     ----------      ----------
  Net increase (decrease)                        (558,971)      7,087,820     (1,959,680)     12,169,302
-----------------------------------------      ----------       ---------     ----------      ----------
  CLASS A SHARES
  Shares sold                                         109              --        395,800              --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                         4              --          1,430              --
-----------------------------------------
  Shares redeemed                                      --              --         (1,920)             --
-----------------------------------------      ----------       ---------     ----------      ----------
  Net increase                                        113              --        395,310              --
-----------------------------------------      ----------       ---------     ----------      ----------
  CLASS B SHARES
  Shares sold                                       3,021              --             --              --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                        78              --             --              --
-----------------------------------------
  Shares redeemed                                      --              --             --              --
-----------------------------------------      ----------       ---------     ----------      ----------
  Net increase                                      3,099              --             --              --
-----------------------------------------      ----------       ---------     ----------      ----------
Net increase (decrease) from share
    transactions                                 (555,759)      7,087,820     (1,564,370)     12,169,302
=========================================      ==========       =========     ==========      ==========
-----------------------------------------------------------------------------------------------------------


                                                         COLORADO
                                                       TAX-FREE FUND                   BALANCED FUND
                                                ---------------------------      --------------------------
                                                YEAR ENDED     PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                 MAR. 31,        MAR. 31,         MAR. 31,       MAR. 31,
                                                   2002           2001(1)           2002           2001
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                       782,652         104,257      1,090,540        207,105
-----------------------------------------
  Shares issued in connection with the
   acquisition of Common Trust
   Fund assets                                           --       1,097,783             --             --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                         191              --         20,976         22,833
-----------------------------------------
  Shares redeemed                                  (293,457)        (23,035)      (297,260)      (864,757)
-----------------------------------------          --------       ---------       --------       --------
  Net increase (decrease)                           489,386       1,179,005        814,256       (634,819)
-----------------------------------------          --------       ---------       --------       --------
  CLASS A SHARES
  Shares sold                                           108              --             --             --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                           2              --             --             --
-----------------------------------------
  Shares redeemed                                        --              --             --             --
-----------------------------------------          --------       ---------       --------       --------
  Net increase                                          110              --             --             --
-----------------------------------------          --------       ---------       --------       --------
  CLASS B SHARES
  Shares sold                                            --              --             --             --
-----------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                          --              --             --             --
-----------------------------------------
  Shares redeemed                                        --              --             --             --
-----------------------------------------          --------       ---------       --------       --------
  Net increase                                           --              --             --             --
-----------------------------------------          --------       ---------       --------       --------
Net increase (decrease) from share
    transactions                                    489,496       1,179,005        814,256        634,819
=========================================          ========       =========       ========       ========
-----------------------------------------------------------------------------------------------------------

(1) Commenced operations on March 9, 2001.

58 & 59

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2002


                                                        CORE                      GROWTH                      SMALL
                                                     EQUITY FUND            OPPORTUNITIES FUND            COMPANY FUND
                                              ------------------------    -----------------------    -----------------------
                                               YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,      MAR. 31,     MAR. 31,
                                                  2002         2001          2002         2001          2002         2001
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
  Shares sold                                  1,149,537      789,300     1,132,877    1,830,165     834,053      468,269
-------------------------------------------
  Shares issued in connection with the
   acquisition of Common Trust
   Fund assets                                        --    9,999,753            --    1,759,090          --           --
-------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                  135,495      129,027        12,593        9,942      14,945        6,934
-------------------------------------------
  Shares redeemed                             (3,059,836)  (5,493,341)     (779,498)  (1,549,254)   (224,800)    (412,330)
-------------------------------------------   ----------    ---------       -------    ---------     -------     --------
  Net increase (decrease)                     (1,774,804)   5,424,739       365,972    2,049,943     624,198       62,873
-------------------------------------------   ----------    ---------       -------    ---------     -------     --------
  CLASS A SHARES
  Shares sold                                      3,488           --         3,710           --       8,091           --
-------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                       15           --             5           --          79           --
-------------------------------------------
  Shares redeemed                                     --           --            --           --        (919)          --
-------------------------------------------   ----------    ---------       -------    ---------     -------     --------
  Net increase                                     3,503           --         3,715           --       7,251           --
-------------------------------------------   ----------    ---------       -------    ---------     -------     --------
  CLASS B SHARES
  Shares sold                                      4,396           --         8,888           --       8,188           --
-------------------------------------------
  Shares issued to holders in reinvestment
   of dividends                                       64           --             4           --          36           --
-------------------------------------------
  Shares redeemed                                     --           --            --           --          --           --
-------------------------------------------   ----------    ---------       -------    ---------     -------     --------
  Net increase                                     4,460           --         8,892           --       8,224           --
-------------------------------------------   ----------    ---------       -------    ---------     -------     --------
Net increase (decrease) from share
   transactions                               (1,766,841)   5,424,739       378,579    2,049,943     639,673       62,873
-------------------------------------------   ==========    =========       =======    =========     =======     ========

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

7. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2002 were as follows:

                           U.S.
                        GOVERNMENT   SHORT/
                          MONEY   INTERMEDIATE                         NEBRASKA
                          MARKET      BOND       BOND      INCOME      TAX-FREE
                           FUND       FUND       FUND       FUND         FUND
--------------------------------------------------------------------------------
Purchases
 U.S. Government      $1,190,558 $32,232,311 $25,648,836 $31,676,373 $        --
 Other                        --  25,731,611  14,748,312  25,959,740  50,265,791
---------------------
Sales
 U.S. Government      $1,405,250 $28,162,564 $17,938,658 $39,642,786 $        --
 Other                        --  26,632,243  24,200,893  23,338,158  55,804,227
--------------------------------------------------------------------------------


                         COLORADO                CORE       GROWTH       SMALL
                         TAX-FREE   BALANCED    EQUITY   OPPORTUNITIES  COMPANY
                           FUND       FUND       FUND        FUND        FUND
----------------------------------------------------------------------------------
Purchases
 U.S. Government       $       -- $ 3,034,792 $       --  $        -- $        --
 Other                  5,810,565  12,891,019  20,629,394  42,169,633  12,488,976
---------------------
Sales
 U.S. Government       $       -- $ 1,220,297 $        -- $        -- $        --
 Other                    480,082   6,840,337  40,273,475  36,645,352   3,747,406
----------------------------------------------------------------------------------

As of March 31, 2002, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The gross unrealized appreciation and depreciation on investments were as follows:

                           SHORT/
                        INTERMEDIATE                        NEBRASKA   COLORADO                 CORE       GROWTH     SMALL
                            BOND        BOND      INCOME    TAX-FREE   TAX-FREE   BALANCED     EQUITY   OPPORTUNITIES COMPANY
                            FUND        FUND       FUND       FUND       FUND       FUND        FUND        FUND       FUND
--------------------------------------------------------------------------------------------------------------------------------
Appreciation             $ 243,980  $ 170,590  $ 297,264  $1,454,193   $290,958  $1,102,522  $35,462,383 $12,360,883 $3,925,079
-------------------
(Depreciation)            (482,655)  (666,803)  (497,760) (1,083,367)  (136,454)   (412,401)  (2,004,512)   (647,128)  (577,418)
-------------------      ---------  ---------  ---------  ----------   --------  ----------  ----------- ----------- ----------
Net Appreciation
 (Depreciation)
 on Investments          $(238,675) $(496,213) $(200,496) $  370,826   $154,504  $  690,121  $33,457,871 $11,713,755 $3,347,661
                         =========  =========  =========  ==========   ========  ==========  =========== =========== ==========
--------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended March 31, 2002, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                       LONG TERM           ORDINARY         TAX-EXEMPT
                                     CAPITAL GAINS          INCOME            INCOME             TOTAL
                                     DISTRIBUTIONS       DISTRIBUTIONS     DISTRIBUTIONS      DISTRIBUTIONS       QUALIFYING
FUND                                  (TAX BASIS)         (TAX BASIS)       (TAX BASIS)        (TAX BASIS)         DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund         0.00%             100.00%             0.00%             100.00%             0.00%
Short-Intermediate Bond Fund              4.73%              95.27%             0.00%             100.00%             0.00%
Bond Fund                                 0.00%             100.00%             0.00%             100.00%             0.00%
Income Fund                               3.88%              96.12%             0.00%             100.00%             0.00%
Nebraska Tax-Free Fund                   16.50%               3.80%            79.70%             100.00%             0.00%
Colorado Tax-Free Fund                    0.00%               0.55%            99.45%             100.00%             0.00%
Balanced Fund                             0.00%             100.00%             0.00%             100.00%            34.34%
Core Equity Fund                         55.38%              44.62%             0.00%             100.00%           100.00%
Growth Opprotunities Fund                 0.00%             100.00%             0.00%             100.00%           100.00%
Small Company Fund                       61.33%              38.67%             0.00%             100.00%           100.00%

ANNUAL REPORT
First Focus Funds(SM)
(FORMERLY FIRST OMAHA FUNDS)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
March 31, 2002


8. Common Trust Fund Conversions


On March 9, 2001, certain Common Trust Funds of First National Bank of Omaha were converted into the First Omaha Funds pursuant to a plan of reorganization. The Funds involved in the conversion were as follows:

COMMON TRUST FUND                            FIRST OMAHA FUND
-----------------                            ----------------
Common Fund I                                Short/Intermediate Bond Fund
Common Fund M                                Nebraska Tax-Free Fund
Colorado Common Fund                         Colorado Tax-Free Fund
Common Fund A                                Income Fund
Common Fund B                                Core Equity Fund
Colorado Growth Common Fund                  Growth Opportunities Fund

The assets, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. The number of shares issued by each Fund and the net assets (including unrealized appreciation (depreciation) of each Common Trust Fund immediately before the conversion were as follows:

                                                                                      COMMON TRUST
                                                                UNREALIZED             FUND SHARES            FIRST OMAHA
                                                               APPRECIATION             PRIOR TO                SHARES
COMMON TRUST FUND                   NET ASSET VALUE           (DEPRECIATION)           CONVERSION               ISSUED
-----------------                   ---------------           --------------           -----------            -----------
Common Fund I                          $ 21,163,442            $  (222,773)               1,948,906             2,120,161
Common Fund M                           122,700,083              2,701,356               10,536,305            12,270,008
Colorado Common Fund                     10,977,827                322,812                1,090,996             1,097,783
Common Fund A                            72,858,668               (292,318)               9,046,850             7,285,867
Common Fund B                            99,277,550             27,833,165                  278,870             9,999,753
Colorado Growth Common Fund              20,627,084              3,972,386                  809,884             1,759,090

                                                                      FIRSTFOCUS
                                                                      ----------
                                                                        FUNDS
--------------------------------------------------------------------------------

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Company, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Directors of the Company. Directors who are deemed not to be "interested persons" of the Company are referred to as "Independent Board Members". Messrs. Greer and Koch are Directors who may be deemed to be "interested" persons of the Company as that term is defined in the 1940 Act.

                                         Term of                                                Number
                                         Office                                              of Portfolios
                                           and                                               in the First         Other
                       Position(s)      Length of                                             Focus Funds     Directorships
    Name, Address,      Held with         Time            Principal Occupation(s)             Overseen by       Held by
     Date of Birth      the Trust        Served(1)          During Past 5 Years              Board Member     Board Member
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
BOARD MEMBERS
-------------
JOSEPH                  Director       (Since        Vice Chairman (1967-1993),                    10    Director,
CAGGIANO                                1994)        Chief Financial Officer (1967-1991)                 Humphrey
302 South 36th                                       and Vice-Chairman Emeritus                          Hospitality, Inc.
Street, Omaha,                                       (1993-present) of Bozell Jacobs
NE  68131
(DOB 10/22/25)

GARY WITT               Director       (Since        President and Shareholder,                    10              --
11837 Miracle                           1997)        Lutz & Company, P.C.,
Hills Drive,                                         Certified Public Accountants
Suite 100                                            (1987-present)
Omaha, NE
68154
(DOB 5/17/52)

ROBERT A. REED          Director       (Since        President and Chief Executive                 10              --
2600 Dodge Street                       1994)        Officer, Physicians Mutual Insurance
Omaha, NE 68131                                      Company and Physicians Life
(DOB 9/7/39)                                         Insurance Company (1974-present)

INTERESTED
BOARD MEMBERS
-------------

DAVID P. GREER          Director       (Since        Trust Officer, First National                 10              --
2623 South              and President   1994)        Bank of Omaha (1987-1994);
107th Street,                                        presently retired
Omaha, NE 68124
(DOB 4/28/30)

HARRY A.                Director       (Since        President and Treasurer,                      10              --
KOCH, JR.                               1994)        The Harry A. Koch Co.,
P.O. Box 6215                                        insurance agents and
Omaha, NE  68106                                     brokers (1958-present)
(DOB 11/17/29)

-------------
1 Each director shall hold office during the lifetime of this Company until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Company's Articles of Incorporation.
2 The "First Focus Funds" consists all registered investment companies for which FNB Fund Advisers and FNC Fund Advisers serve as investment adviser. As of March 31, 2002, the First Focus Funds complex consisted of 10 portfolios.
3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

--------------------------------------------------------------------------------
NOTES

INDEPENDENT AUDITORS' REPORT


To the Shareholders and
Board of Directors of
First Focus Funds, Inc.

We have audited the accompanying statements of net assets of First Focus Funds, Inc. (comprised, respectively, of the U. S. Government Money Market Fund, the Nebraska Tax-Free Fund, the Colorado Tax-Free Fund, the Short/ Intermediate Bond Fund, the Income Fund, the Bond Fund, the Balanced Fund, the Core Equity Fund, the Growth Opportunities Fund, and the Small Company Fund; collectively, (the Funds) and the statement of assets and liabilities of the Short/Intermediate Bond Fund as of March 31, 2002, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2002, and the results of their operations, changes in their net asset, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

Omaha, Nebraska
May 3, 2002

INVESTMENT ADVISER
         FNB Fund Advisers
         First National Bank
         1620 Dodge Street, Stop 1075
         Omaha, Nebraska 68197

         FNC Fund Advisers
         First National Bank
         P.O. Box 555
         Fort Collins, Colorado 80522

CUSTODIAN
         First National Bank
         1620 Dodge Street, Stop 1075
         Omaha, Nebraska 68197

ADMINISTRATOR
         SEI Investments Mutual Funds Services
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

DISTRIBUTOR
         SEI Investments Distribution Co.
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

LEGAL COUNSEL
         Cline, Williams, Wright, Johnson & Oldfather
         1900 US Bank Building
         233 South 13th Street
         Lincoln, NE 68508-2095

AUDITORS
         KPMG LLP
         Two Central Park Plaza, Suite 1501
         Omaha, Nebraska 68102

This report has been prepared for the general information of First Focus Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds prospectus. The prospectus contains more complete information about First Focus Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

FOR MORE INFORMATION
         call 1-800-662-4203
         or write to:
         First Focus Funds Service Center
         P.O. Box 219022
         Kansas City, Missouri 64121-9022



                                   FIRSTFOCUS
                                   ----------
                                      FUNDS

                           Value. Stability. Service.



                                                                   FFF-AR-001-02